As filed with the Securities and Exchange Commission on March 8, 2013.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of Registrant as specified in charter)

570 Lexington Avenue New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022-6837

(Name and address of agent for service)

800-245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Fixed Income Opportunities Portfolio

Rochdale Emerging Markets Portfolio

Annual Report

December 31, 2012

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

This report is intended for shareholders of the Portfolios and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, Portfolio performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

Investment products are not bank deposits or obligations of or guaranteed by City National Bank or any subsidiary or affiliate and are not insured by the FDIC, they involve risk, including the possible loss of principal.

The investment returns discussed are not indications of future results and/or returns. Investment products involve risk including fluctuations in value and the potential loss of principal.

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Rochdale Funds Annual Report

February 2013

Dear Fellow Shareholders:

We would like to share the performance of the Rochdale Funds (collectively referred to hereinafter as the “Funds” or the “Portfolios” and individually referred to as a “Fund” or a “Portfolio” within the respective sections) for the fiscal year ended December 31, 2012.

The year 2012 turned out to be a very good year for financial markets. Despite lingering concerns over U.S. fiscal policy, the pace of global growth, and the crisis in Europe, investors seemed to focus more on the positives rather than the negatives surrounding the outlook and investors were well rewarded. The S&P 500 recorded a 16% total return, high yield bonds were close behind, and investment grade bonds also performed well. Although the outstanding returns seen this past year are unlikely to be repeated in 2013, we nevertheless remain optimistic about financial markets and our Funds.

Our economic outlook going forward continues to be one of slow but self-sustained growth (SSSLOG). An entrenched private sector upturn, led by consumption and housing will be hard to dislodge and we believe should provide sufficient support to maintain expansion. However, the recovery will likely continue to be restrained by fiscal policy actions taken in the U.S., as well economic conditions abroad. Ultimately we expect a tug-of-war between improving private demand and increased public sector restraint, with the result being a pace of growth that is not much better from that over the past year.

What is different in our minds is the reduction of risks that surround the recovery. The main concerns that confronted investors throughout much of 2012, including a Eurozone breakup, the slowdown in China, and the U.S. fiscal cliff all have improved to varying degrees. While the major European economies continue to struggle with burdensome taxes, deep budget cuts and record unemployment, the possibility of a breakup of the European Union seems less likely. In China, recent economic data reflects an improving tone, suggesting a rebound in

Broad Market Index Performance For the Year Ended December 31, 2012
Index	Total Return
S&P 500	16.00%
BARCLAYS INTERMEDIATE GOV’T/CREDIT BOND INDEX	3.89%
NASDAQ COMPOSITE	15.91%
MSCI EMERGING MARKETS INDEX	18.22%
BARCLAYS AGGREGATE BOND	4.21%
Source: FactSet

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

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emerging Asia demand that will be supportive of global growth as the year progresses. And finally, despite the growth undermining effects of higher taxes instituted in the fiscal cliff deal, the U.S. economy continues its modest expansion.

Indeed, the positive developments in the private sector of the economy, where there has been a great deal of restructuring and adjustment in the wake of the financial crisis, point to the internally self-regenerating part of the recovery gaining traction. Home sales indicate the housing sector is finally beginning to contribute to overall economic growth, auto sales are strong, and manufacturing data recently is pointing in a better direction. At the same time, the pressure on households to deleverage is fading and banks have become more willing to lend, particularly to borrowers with lower credit scores. This will help more households buy homes and cars as well as help businesses boost hiring and investment.

None of this means that the economy is about to take off. Unresolved policy decisions over federal spending and debate will continue to weigh on the economy going forward and likely keep markets volatile. But the improving trend does nevertheless, in our opinion, point to a more self-sustaining recovery that should provide investors the backdrop for another good year in risk assets such as global stocks, commodities, real estate, and certain sectors of the fixed income market.

Also supportive of this outlook are the ongoing liquidity measures of the world’s central banks. What makes last year’s market performance all the more surprising is that only 3% of the S&P 500’s 13% price return was due to earnings growth, with the remaining 10% a function of multiple expansion. Much of this is can be attributed to an overflow of liquidity. Monetary policy easing over the past few years has been unprecedented, and recently global in nature, as more and more countries continue to follow the Fed’s lead. As we have learned, massive liquidity is a powerful tool for driving the price of risk-based assets. It was enough to help drive markets higher in 2012 and we believe it will likely continue to provide support for financial markets in 2013.

So, despite the many challenges that will limit the pace of growth in the year ahead, the feedback between steady job creation, improving confidence, low interest rates, and moderate consumer spending indicate to us that the economy is entering a more self-sustaining phase of recovery that should continue to be supportive of risk assets. While the potential for headline risks remain, patient investors who can avoid overreacting to the ebb and flow of the daily economic headlines should continue to be rewarded in the quarters ahead. Although there is no guarantee that investors will not lose money.

Over Rochdale’s 25 years of experience, our fundamental approach has withstood many periods of uncertainty, and shareholders in the Rochdale Funds can continue to rely on our time tested investment process and our team of trained portfolio managers to successfully navigate through the unique economic and financial landscape ahead. As always, we appreciate the trust you have placed in us to manage your assets and help you achieve your financial goals.

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Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation.

For the full year, the Fund was up 7.49% vs. a positive 10.84% return for the Dow Jones Select Dividend Index, and a positive 12.45% return for the Lipper Equity Income Category. The S&P 500 was up 16.00% for the year. The Fund was helped by its REIT and healthcare holdings. Despite midyear concerns over European sovereign debt, and renewed worries about a potential slowdown in U.S. and world economic growth, as well as the U.S. fiscal and tax cliff, the returns for broad equity markets were generally quite positive.

The Fund continued on as a Lipper leader for the Preservation category which has been notable through both positive and negative markets. Additionally, the Fund ended the year as a Lipper leader in the Total Return and Consistent Return categories. Also as of December 31st, the Fund maintained its a five star Morningstar rating for all time periods (3-yr, 5-yr, 10-yr & overall), while maintaining a low Morningstar risk rating for those periods.

Overall the Fund’s return came in squarely within our targeted return expectations of 7-8% when we conducted our forecast at the end of last year. However, the Fund did perform behind the Dow Jones Select Dividend Index by 3.35% and behind the Lipper Equity Income Category by 4.96%. This was primarily due to the Fund’s more defensive stance. While defensive stocks had positive performance for the year, it was generally at a lower pace than stocks with a larger cyclical or growth component. For example, our low weighting in banks (a bit over 1% of the Portfolio) detracted from Fund performance as banks rebounded from a dismal performance in 2011. The KBW Bank Index was down 23.18% in 2011 but had a positive return of 33.03% in 2012. We believe that the low weighting in banks was prudent due to ongoing challenges in the sector as well as not meeting the criteria for attractive and maintainable dividend streams.

Overall, our research process of focusing on stocks with yields above the S&P 500 average and an emphasis on companies that can maintain and grow their dividend has helped drive the Fund’s solid long run performance and relative rankings in Lipper and Morningstar. The Fund paid a dividend of $.27 in each of the four quarters of 2012, for a full-year payout of $1.08, an increase of 3.8% over the quarterly rate paid in 2011. This increase was driven by the growth in the dividends of the companies that the Fund owns.

We believe that the high dividend stock investments will continue to be positively rewarded as the economy and company operating performance metrics continue to improve. We continue to focus strongly on the stability of each company’s dividend and in the potential growth of the dividend over time. We continue to target companies that can grow their dividends and businesses in both improving times and in a slow growth scenario, as well as under an inflationary scenario. Through the year, the bulk of our companies have performed well operationally and within with our expectations and we have optimism that this can continue under the present economic conditions. Finally, as the pressing tax issues that faced dividend stocks are behind us, coupled with the growing ranks of dividend paying companies, we feel that dividend investors have improved confidence in the markets going into 2013 and we have some optimism that the economy and markets can continue to improve over the year.

Dividend & Income Portfolio: Top Ten Holdings as of December 31, 2012
Company	Percent of Net Assets
Mattel, Inc.	2.84%
Philip Morris International Inc.	2.82%
McDonald’s Corp.	2.67%
Kellogg Co.	2.51%
Lorillard, Inc.	2.29%
Wal-Mart Stores, Inc.	2.21%
Ventas, Inc.	2.21%
Johnson & Johnson	2.02%
Hershey Co./The	1.98%
Microsoft Corp.	1.97%

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Portfolio, inception date 6/1/1999, is 1.41% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended December 31, 2012 are as follows: Average Annualized Total Return for 1-year, 5-year and 10-year: 7.49%, 4.43% and 9.09%, respectively.

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Rochdale Intermediate Fixed Income Portfolio

The Rochdale Intermediate Fixed Income Portfolio seeks to earn a total return comparable to that of a universe of investment-grade U.S. government, agency, and corporate bonds maturing in ten years or less. Securities selected for investment provide an attractive rate of current income and/or capital appreciation based on the maturity, duration and credit quality of the issuer relative to comparable issuers.

We are pleased to report the Fund outperformed its benchmark by 4.10% (+7.99% total Fund return vs. the Barclays Capital Intermediate U.S. Government/Credit Index total return of +3.89%) over the twelve months ended December 31, 2012.

The market for riskier credits had strong returns in 2012, as aggressive actions by the European Central Bank and the Federal

Reserve over the year boosted the corporate credit market. Over the year, the corporate Baa spread narrowed by 45.4 bps, and the high-yield spread shrunk by 242 bps, while the spread of 10-year Treasury over 2-year Treasury decreased slightly by 13 bps. Primarily because the Fund overweighed in corporate bonds, tighter credit spreads resulted in the Fund outperforming the index in 2012 by 4.10%.

The U.S. economic growth remained moderate in 2012, despite political uncertainties in a presidential election year, the ongoing European credit crisis, and the slowdown in emerging Asia. The Fed announced in December that it will keep the Fed Funds rate at exceptionally low levels at least as long as the unemployment rate remains above 6.5%, projected inflation between one and two years is no more than 0.5% above the 2% long-run goal, and the longer-term inflation expectation continues to be well anchored below the Fed’s 2% long-run goal. In addition to the previously announced $40 billion per month agency mortgage-backed securities purchases, we expect the Fed to continue purchasing longer-term Treasury securities at an initial pace of $45 billion a month.

Given the Fed’s actions, we believe the intermediate term will likely remain more attractive relative to the rest of the yield curve. Going forward, we expect to bring the overall duration down closer to the index. The low yield environment should continue to support our bias to corporate debt. However, positive surprises to economic growth could push interest rates on government securities higher. If that occurs, we may look to add government exposure.

Additionally, while we still see some attractive opportunities in the corporate bond market, we are becoming increasingly selective, given the narrower credit spreads. U.S. companies have been actively taking advantage of low rates to refinance, but M&A activities have returned and companies are increasing dividends or/and share buybacks, indicating that further balance sheet improvements may be limited. In addition, we believe earnings growth will likely decelerate with a slow recovery.

Intermediate Fixed Income Portfolio: Top Ten Holdings as of December 31, 2012
Company	Percent of Net Assets
Federal Home Loan Mortgage Corporation	3.63%
Federal Home Loan Mortgage Corporation	1.54%
Federal Home Loan Bank	1.52%
Morgan Stanley	1.35%
Legal Advances (Notes)	1.34%
AngloGold Ashanti Holdings PLC	1.04%
Xstrata Canada Corp.	1.02%
CNA Financial Corp.	0.99%
Morgan Stanley	0.95%
Senior Housing Properties Trust	0.94%

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Portfolio, inception date 12/31/1999, is 1.15% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended December 31, 2012 are as follows: Average Annualized Total Return for 1-year, 5-year and 10-year: 7.99%, 4.41% and 4.11%, respectively.

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Rochdale Fixed Income Opportunities Portfolio

The Rochdale Fixed Income Opportunities Portfolio seeks to provide a higher level of current income than traditional fixed income funds, along with the potential for some capital appreciation through a focus on high yield bonds, emerging market high yield bonds, senior secured bank loans and legal advances.

For the year ended December 31, 2012, the Portfolio returned 10.70%, versus the benchmark Barclay’s Capital U.S. High Yield Corporate Bond Index return of 15.81% and the benchmark CSFB Leveraged Loan Index return of 4.78%. Since inception, the Fund has consistently met the objective of providing attractive returns with lower volatility and less correlation to the equity markets and other fixed income asset classes.

Financial markets remained in risk-on mode through much of the fourth quarter with higher risk fixed income assets like high yield bonds and bank loans outperforming lower risk fixed income assets. Despite lingering concerns, investors looking forward took comfort from the strengthening U.S. economic data, European policy leaders’ attempts to defuse the Euro debt crisis, and increasing signals of a bottom in emerging Asia. Backed by an unprecedented global central bank easing, solid credit conditions of corporate issues made investors confident in moving lower in credit quality to increase portfolio yield. In particular, low interest rates world-wide have resulted in investors seeking higher returning alternatives pushing them into riskier assets.

The strong relative performance of high yield assets is illustrated by the narrowing of the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities from 5.92% on September 30, 2012 to 5.54% on December 31, 2012. For the period, the Portfolio was positively impacted by strong security selection in the Healthcare and Media sectors, while our underweight to the strong performing Metals & Mining sector and overweight to the underperforming Technology sector detracted from performance. The Fund’s total return for the period also reflects actual cash flows, transaction costs and other expenses which were not reflected in the total return of the benchmark.

As 2013 begins, we believe the outsized absolute returns of the past 4 years for high yield securities are most likely behind us for this cycle. While corporate credit quality remains solid, the spread between high yield bonds and U.S. Treasuries is approaching its long term median and absolute yields are low by historical standards. Nevertheless, if the U.S. economy continues on the slow steady path, we believe relative returns in the high yield sector will most likely remain attractive. Issuers continue to pay down short maturity debt with the proceeds from long maturity bonds, and with expectations of a slowly growing economy, should have the opportunity to further reinforce balance sheets while not being tempted to over expand.

Our research process remains fundamentally driven, seeking strong relative value risk return opportunities. We continue to complement the Portfolio by adding more emerging market high yield bonds to the Fund which tend to offer better interest rate yields compared to similar U.S. debt and historically comparable or lower default rates. Likewise, the portfolio of legal receivables offer the potential of high yield return, but with the additional benefit of little or no correlation to the economy or financial markets. All together, we believe the unique construction of the Fund will continue to allow us to meet our objective of providing attractive returns with lower volatility and low correlation to the equity markets and other fixed income asset classes.

Fixed Income Opportunities Portfolio: Top Ten Holdings as of December 31, 2012
Company	Percent of Net Assets
Legal Advances (Notes)	2.60%
Dubai Holding Commercial Operations Ltd.	1.25%
Tizir Ltd.	0.66%
Bashneft	0.62%
OSX-3 Leasing BV	0.61%
PT Bumi Resources Tbk	0.61%
HCA, Inc.	0.57%
Start VII CLO Ltd. CLN	0.56%
Yapi Dpr Finance	0.55%
Ex-Im Bk of Ukraine	0.55%

The unsubsidized total annual fund operating expense ratio for the Rochdale Fixed Income Opportunities Portfolio, inception date 7/1/2009, is 1.19% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended December 31, 2012 are as follows: Average Annualized Total Return for 1-year and since inception: 10.70% and 9.25%, respectively.

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Rochdale Emerging Market Portfolio

The Rochdale Emerging Markets Portfolio seeks to generate long term capital appreciation by investing primarily in locally listed Asian emerging market companies with a focus on medium sized companies that are inaccessible to U.S. investors. The Fund gained 27.87% in 2012 versus the MSCI Emerging Markets Asia Index’s return of +20.83% and the MSCI Emerging Markets Index’s return of +18.22%, outperforming 704 basis points and 965 basis points, respectively, against the benchmark indices. The Fund ranked at the ninety-fifth percentile in 2012 performance comparisons among all peers, according to the data provided by Lipper and Morningstar.

The Fund focuses on the consumer sector and on companies catering to domestic demand in Emerging Market Asia. The investment philosophy is based on our belief that Emerging Market Asia’s consumption demand will remain relatively resilient in the face of slow U.S. growth and continued Eurozone economic uncertainty. Emerging Market Asia’s positive tailwinds on domestic demand are provided by rapid urbanization, positive demography, growth in real disposable incomes and low levels of household sector financial leverage. The Fund exposures to specific export sectors in the region are ones where earnings visibility is underscored by long term sustainable comparative advantages. We believe the Fund’s investment domain is well positioned and opportunistic stock selection should result in attractive returns for investors.

At the country level, China, India, and Indonesia were the main contributors to the Fund’s calendar year outperformance over the Fund’s benchmark. At the sector level, consumer discretionary and financial sectors were key contributors to 2012 outperformance, which underscores our investment thesis articulated since the Fund’s inception. We note that stock selection continues to be the main contributor to outperformance. During the first half of 2012, the Fund was in an AUM accumulation phase, and as a result, the cash holdings detracted from performance. While the Fund booked profits in some names where valuations became stretched, and redeployed cash opportunistically, the stock turnover in 2012 remained minimal, highlighting our conviction of the Fund’s long term investment strategy.

We have dedicated on-the-ground research analysts in China and India who are constantly in touch with analysts, industry experts, and corporate managements. These analysts conduct fundamental research helping in stock selection and towards seeking high quality companies with growing revenues, strong market positions and dependable management teams. The team conducted numerous trips throughout the region during the course of 2012, meeting senior managements of companies, industry experts, independent think tanks and policymakers. These trips are an integral part of the in-depth bottom-up research philosophy, as we ascribe great importance to knowing the management and local market dynamics towards our investment decisions.

Finally, we would remind investors that the Fund may be inherently volatile and that investors should take a long term investment horizon to expect volatility-adjusted attractive returns. MSCI Emerging Markets Asia and MSCI Emerging Markets indices have significantly underperformed the S&P 500 Index thus far in Jan 2013. Part of the underperformance is due to emerging market currency volatility in recent weeks. However, our key markets — China, India, Philippines, and Thailand have all started the year on a strong note amid signs of a bottoming out in economic data. While we remain confident of our portfolio selection in 2013 and emerging Asia prospects in general, our active portfolio management process will require continuous monitoring of macro and micro data and bottom-up research. We believe 2013 will remain a bottom-up stock picker’s market amid a continued U.S. SSSLOG and European economic uncertainties.

Rochdale Emerging Market Portfolio: Top Ten Holdings as of December 31, 2012
Company	Percent of Net Assets
Galaxy Entertainment Group Ltd.	5.15%
Great Wall Motor Co. Ltd.	4.71%
Ping An Insurance (Group) Co. of China Ltd.	3.55%
Xtep International Holdings Ltd.	3.29%
NagaCorp Ltd.	2.83%
Multi-Purpose Holdings Berhad	2.58%
Magic Holdings International Ltd.	2.23%
Krung Thai Bank Public Co. Ltd.	2.22%
Siam Cement Public Co. Ltd./The	2.15%
Tencent Holdings Ltd.	2.07%

The unsubsidized total annual fund operating expense ratio for the Rochdale Emerging Markets Portfolio, inception date 12/15/2011, is 1.98% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended December 31, 2012 are as follows: Average Annualized Total Return for 1-year and since inception: 27.87% and 27.84%, respectively.

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Ranking Disclosure

Lipper, the ranking entity, rated the Fund in the Emerging Markets category for the twelve month period ended 12/31/2012. The category contained 470 funds, and the criteria on which the Fund was ranked was based on total return.

Morningstar, the ranking entity, rated the Fund in the Diversified Emerging Markets category for the twelve month period ended 12/31/2012. The category contained 632 funds, and the criteria on which the Fund was ranked was based on total return.

Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, CAIA, AIF®

David J. Abella, CFA

Fang Zhou, CFA

Anindya Chatterjee

Portfolio Managers

Important Disclosures

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the Rochdale Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to the latest prospectus.

Valuation data was derived from FactSet.

Unsubsidized total annual fund operating expense ratios shown are based on the 4/23/2012 Rochdale Investment Trust Prospectus Report.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

An investor cannot invest directly in an index. Index returns do not include a deduction for fees or expenses.

The mention of a security should not be considered a recommendation to buy or a solicitation to sell a security.

Rochdale Investment Management LLC will serve as the investment manager for the assets of the Rochdale Funds. As such, Rochdale is solely responsible for all activities involving the promotion, presentation and sale as well as the determination of client suitability and certification that investors meet the standards necessary to invest. This is not the responsibility of any broker or other party who mutually services an investor with this product.

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Index Definitions

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. Companies.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4000 issues that trade on the NASDAQ system.

The Credit Suisse First Boston (CSFB) Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The Credit Suisse High Yield Index consists of all corporate bonds rated below BBB- (or equivalent; including non-rated) by the major ratings agencies.

The MSCI Emerging Markets Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Asian emerging markets.

The MSCI Emerging Markets Index (MSCI EM Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index captures large and mid cap representation across 21 Emerging Market countries.

The Barclays Capital Aggregate Bond Index is comprised of U.S. government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one year or more.

The Barclay’s Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

The Barclays Capital U.S. High Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

Investing involves risk including the potential loss of principal. There is no guarantee that a diversified portfolio will outperform a non-diversified portfolio in any given market environment. No investment strategy, such as asset allocation, can guarantee a profit or protect against loss in periods of declining values. Past performance is no guarantee of future results. Please note that individual situations can vary. Therefore, the information presented here should only be relied upon when coordinated with individual professional advice.

The asset classes listed involve contrasting risk factors.

Cash-equivalent investments have fluctuated the least and have been relatively stable.

In general, the bond market is volatile as prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

The investor should note that vehicles that invest in lower-rated debt securities (commonly referred to as junk bonds) involve additional risks because of the lower credit quality of the securities in a portfolio. The investor should be aware of the possible higher level of volatility, and increased risk of default.

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Indexes are unmanaged and investors are not able to invest directly into any index.

International investing involves special risks including greater economic and political instability, as well as currency fluctuation risks, which may be even greater in emerging markets.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis. Purchasing securities in developing or emerging markets entails additional risks to investing in other foreign countries. These include less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

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	Average Annual Total Return Period Ended December 31, 2012
	One Year	Three Years	Five Years	Ten Years
Rochdale Dividend & Income Portfolio	7.49%	11.25%	4.43%	9.09%
S&P 500 Index	16.00%	10.87%	1.66%	7.10%
Dow Jones Select Dividend Index	10.84%	13.81%	2.49%	7.42%
Lipper Equity Income Category Average	12.45%	10.12%	1.81%	7.46%

The S&P 500 Index measures the performance of 500 of the largest U.S. Companies based on total market capitalization, which represents approximately 75% of the investable U.S. equity market. The S&P 500 is a leading indicator of the U.S. equity markets and is often used as a proxy for U.S. market returns and performance.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Equity Income consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. As of December 31, 2012, the category consists of 313, 247, 216 and 111 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Prior to 6/27/03, the Rochdale Dividend & Income Portfolio invested as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.

Had the Advisor not agreed to contractually waive its fees to limit annual operating expenses, the Portfolio’s performance would have been lower.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2012
	One Year	Three Years	Five Years	Ten Years
Rochdale Intermediate Fixed Income Portfolio	7.99%	5.94%	4.41%	4.11%
Barclays Capital Intermediate Government/Credit Bond Index	3.89%	5.19%	5.18%	4.62%
Lipper Intermediate Investment Grade Category Average	6.87%	6.97%	5.91%	4.97%

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. As of December 31, 2012, the category consists of 596, 538, 463 and 318 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Had the Advisor not agreed to contractually waive its fees to limit annual operating expenses, the Portfolio’s performance would have been lower.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2012
	One Year	Three Years	Since Inception
Rochdale Fixed Income Opportunities Portfolio	10.70%	7.86%	9.25%
CSFB Leveraged Loan Index	4.78%	3.39%	6.89%
Barclays Capital Aggregate Bond Index	4.21%	6.19%	6.44%
Barclays Capital U.S. High Yield Corporate Bond Index	15.81%	11.86%	16.22%
Lipper High Current Yield Category Average	14.67%	10.48%	N/A

The Credit Suisse First Boston Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The Barclays Capital Aggregate Bond Index is comprised of U.S. Government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one-year or more.

The Barclays Capital U.S. High-Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper High Current Yield Funds consist of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. As of December 31, 2012, the category consists of 514 and 440 funds for the one- and three-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Fixed Income Opportunities Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on July 1, 2009 (inception date).

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2012
	One Year	Since Inception
Rochdale Emerging Markets Portfolio	27.87%	27.84%
MSCI Emerging Markets Index	18.22%	18.92%
MSCI Emerging Markets Asia Index	20.83%	20.45%
Lipper Emerging Markets Category Average	18.26%	N/A

The MSCI Emerging Markets Index (MSCI EM Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index captures large and mid cap representation across 21 Emerging Market countries.

The MSCI Emerging Markets Asia Index (MSCI EM Asia Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Asia Index captures large and mid cap representation across 8 Emerging Market countries.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Emerging Markets Funds consist of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. As of December 31, 2012, the category consists of 523 funds for the one-year period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Emerging Markets Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 15, 2011 (inception date).

N/A – not available.

Had the Advisor not agreed to contractually waive its fees to limit annual operating expenses, the Portfolio’s performance would have been lower.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/2012 to 12/31/2012.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s acquisition of investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,019.10	$1,018.16
Expenses Paid during Period*	$7.04	$7.04

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,037.40	$1,019.49
Expenses Paid during Period*	$5.75	$5.70

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

Fixed Income Opportunities Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,058.80	$1,019.51
Expenses Paid during Period*	$5.79	$5.68

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

Emerging Markets Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,198.20	$1,015.06
Expenses Paid during Period*	$11.08	$10.16

*	Expenses are equal to the Portfolio’s annualized expense ratio of 2.01%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period).

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012

Shares		Value

COMMON STOCKS: 107.3%
CONSUMER DISCRETIONARY: 6.3%
90,000	Mattel, Inc.	$3,295,800
35,200	McDonald’s Corp.	3,104,992
69,300	Regal Entertainment Group - Class A	966,735

		7,367,527

CONSUMER STAPLES: 32.0%
14,250	Altria Group, Inc.	447,735
55,000	B & G Foods, Inc. - Class A	1,557,050
15,000	Campbell Soup Co.	523,350
23,400	Clorox Co./The	1,713,348
18,000	Coca-Cola Co./The	652,500
27,800	ConAgra Foods, Inc.	820,100
40,000	Dr Pepper Snapple Group, Inc.	1,767,200
51,800	General Mills, Inc.	2,093,238
7,035	H.J. Heinz & Co.	405,779
31,900	Hershey Co./The	2,303,818
23,152	Imperial Tobacco Group PLC - ADR (a)	1,794,048
2,600	J.M. Smucker Co./The	224,224
52,100	Kellogg Co.	2,909,785
15,500	Kimberly-Clark Corp.	1,308,665
13,194	Kraft Foods Group, Inc.	599,931
8,000	Lancaster Colony Corp.	553,520
22,830	Lorillard, Inc.	2,663,576

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value

CONSUMER STAPLES, Continued
39,582	Mondelez International Inc. - Class A	$1,008,154
8,000	PepsiCo, Inc.	547,440
39,100	Philip Morris International Inc.	3,270,324
30,169	Procter & Gamble Co./The	2,048,173
10,692	Reynolds American, Inc.	442,970
59,600	Sysco Corp.	1,886,936
22,200	Unilever Plc - ADR (a)	859,584
10,000	Universal Corp.	499,100
114,664	Vector Group Ltd.	1,705,054
37,600	Wal-Mart Stores, Inc.	2,565,448

		37,171,050

ENERGY: 9.7%
4,400	Buckeye Partners LP	199,804
12,683	Chevron Corp.	1,371,540
25,300	Crestwood Midstream Partners LP	544,709
9,000	Dorchester Minerals LP	182,880
15,000	Enbridge Energy Partners LP	418,500
3,700	Energy Transfer Partners LP	158,841
27,092	Enterprise Products Partners LP	1,356,767
22,438	Exxon Mobil Corp.	1,942,009
5,700	Kinder Morgan Energy Partners LP	454,803
11,250	Nustar Energy LP	477,900
22,000	Occidental Petroleum Corp.	1,685,420
2,400	ONEOK Partners, LP	129,576
24,806	Penn West Energy Trust (a)	269,393
31,600	Plains All American Pipeline LP	1,429,584
13,928	TransCanada Corp. (a)	659,073

		11,280,799

FINANCIALS: 3.2%
13,200	Arthur J. Gallagher & Co.	457,380
39,700	Cincinnati Financial Corp.	1,554,652
28,571	FirstMerit Corp.	405,423
25,935	NBT Bancorp, Inc.	525,702
6,067	Travelers Companies, Inc./The	435,732
10,000	U.S. Bancorp	319,400

		3,698,289

HEALTH CARE: 9.8%
31,500	Abbott Laboratories	2,063,250
64,500	Bristol-Myers Squibb Co.	2,102,055
36,900	Eli Lilly & Co.	1,819,908
30,000	GlaxoSmithKline PLC - ADR (a)	1,304,100
33,500	Johnson & Johnson	2,348,350
9,150	Merck & Co., Inc.	374,601
55,300	Pfizer Inc.	1,386,924

		11,399,188

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value

INDUSTRIALS: 4.5%
5,400	3M Co.	$501,390
31,000	Eaton Corp. PLC (a)	1,680,200
1,872	Honeywell International, Inc.	118,816
4,074	Landauer, Inc.	249,370
29,500	LyondellBasell Industries AF S.C.A. (a)	1,684,155
32,000	Olin Corp.	690,880
9,170	Weyerhaeuser Co.	255,109

		5,179,920

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 11.0%
67,000	AT&T, Inc.	2,258,570
20,000	CenturyTel, Inc.	782,400
75,900	Consolidated Communications Holdings, Inc.	1,208,328
49,300	Deutsche Telekom AG - ADR (a)	560,146
65,000	Intel Corp.	1,340,950
4,500	International Business Machines Corp. (IBM)	861,975
85,500	Microsoft Corp.	2,285,415
10,000	Paychex, Inc.	311,400
46,067	Verizon Communications, Inc.	1,993,319
136,128	Windstream Corp.	1,127,140

		12,729,643

MATERIALS: 3.2%
36,000	Acadian Timber Corp. (a)	517,543
46,200	E. I. du Pont de Nemours & Co.	2,077,614
15,000	Nucor Corp.	647,700
12,128	Southern Copper Corp.	459,166

		3,702,023

REITS: 13.1%
17,229	Apartment Investment & Management Co. - Class A	466,217
8,914	Camden Property Trust	608,024
72,400	CommonWealth REIT	1,146,816
18,200	EPR Properties	839,202
37,946	Health Care Property Investors, Inc.	1,714,400
11,612	Health Care REIT, Inc.	711,699
17,000	Healthcare Realty Trust, Inc.	408,170
17,385	Liberty Property Trust	621,861
35,000	Mack-Cali Realty Corp.	913,850
20,000	National Health Investors, Inc.	1,130,600
36,500	National Retail Properties Inc.	1,138,800
24,000	Plum Creek Timber Co., Inc.	1,064,880
13,000	Senior Housing Properties Trust	307,320
10,036	Sovran Self Storage, Inc.	623,236
27,984	Tanger Factory Outlet Centers, Inc.	957,053
39,632	Ventas, Inc.	2,564,983

		15,217,111

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Coupon Rate	Value

SHIPPING & TRANSPORTATION: 0.6%
55,000	Chorus Aviation, Inc. (a)		$213,431
42,370	Fly Leasing Ltd. - ADR (a)		521,999

			735,430

UTILITIES: 13.9%
28,200	Amerigas Partners LP		1,092,468
15,000	Atmos Energy Corp.		526,800
20,000	Brookfield Infrastructure Partners LP (a)		705,000
4,536	Cleco Corp.		181,485
22,526	Duke Energy Corp.		1,437,159
13,700	Entergy Corp.		873,375
13,752	EQT Corp.		811,093
7,300	Ferrellgas Partners LP		123,005
20,000	FirstEnergy Corp.		835,200
24,010	Hawaiian Electric Industries, Inc.		603,612
5,500	ITC Holdings Corp.		423,005
13,286	National Fuel Gas Co.		673,467
22,100	National Grid PLC - ADR (a)		1,269,424
20,000	NiSource Inc.		497,800
31,992	Northeast Utilities		1,250,248
8,396	Northwest Natural Gas Co.		371,103
16,800	OGE Energy Corp.		946,008
4,185	Pinnacle West Capital Corp.		213,351
12,000	Portland General Electric Co.		328,320
20,000	PPL Corp.		572,600
4,753	Spectra Energy Corp.		130,137
11,200	Suburban Propane Partners LP		435,232
11,000	UIL Holdings Corp.		393,910
19,318	United Utilities Group Plc - ADR (a)		426,348
27,500	Wisconsin Energy Corp.		1,013,375

			16,133,525

TOTAL COMMON STOCKS
(Cost $100,908,565)			124,614,505

PREFERRED STOCKS: 1.6%

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 0.5%
10,000	Qwest Corp., Callable 04/01/2017	7.000%	264,000
10,000	Qwest Corp., Callable 06/01/2016	7.375%	268,100

			532,100

REITS: 1.1%
10,000	CommonWealth REIT Series E, Callable 05/15/2016	7.250%	252,200
10,000	First Potomac Realty Trust Series A, Callable 01/18/2016	7.750%	256,700
10,000	National Retail Properties Inc. Series D, Callable 02/23/2017	6.625%	265,500
10,000	Public Storage Series S, Callable 01/12/2017	5.900%	261,500
10,000	Public Storage Series Q, Callable 04/14/2016	6.500%	271,400

			1,307,300

TOTAL PREFERRED STOCKS
(Cost $1,750,000)			1,839,400

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ASSET BACKED SECURITY: 0.7%
$ 899,472	BT SPE, LLC (Acquired 07/06/2011, Cost $899,472) (c)(d)	9.250%	06/06/2016	$871,004

TOTAL ASSET BACKED SECURITY
(Cost $899,472)				871,004

Shares
SHORT TERM INVESTMENT: 0.4%
MONEY MARKET INVESTMENT: 0.4%
448,890	First American Government Obligations Fund, 0.02% (b)			448,890

TOTAL SHORT TERM INVESTMENT
(Cost $448,890)				448,890

TOTAL INVESTMENTS
(Cost $104,006,927), 110.0%				127,773,799
LIABILITIES IN EXCESS OF OTHER ASSETS, (10.0)%				(11,635,609)

TOTAL NET ASSETS, 100.0%				$116,138,190

(a)	Foreign Security.
(b)	7-Day Yield.
(c)	Illiquid restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that represents 0.75% of net assets as of December 31, 2012.
(d)	Private Placement.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,367,527	$—	$—	$7,367,527
Consumer Staples	37,171,050	—	—	37,171,050
Energy	11,280,799	—	—	11,280,799
Financials	3,698,289	—	—	3,698,289
Health Care	11,399,188	—	—	11,399,188
Industrials	5,179,920	—	—	5,179,920
Information Technology & Telecommunication Services	12,729,643	—	—	12,729,643
Materials	3,702,023	—	—	3,702,023
REITs	15,217,111	—	—	15,217,111
Shipping & Transportation	735,430	—	—	735,430
Utilities	16,133,525	—	—	16,133,525

Total Common Stocks	124,614,505	—	—	124,614,505

Preferred Stocks
Information Technology & Telecommunication Services	532,100	—	—	532,100
REITs	1,307,300	—	—	1,307,300

Total Preferred Stocks	1,839,400	—	—	1,839,400
Asset Backed Security	—	—	871,004	871,004

Short Term Investment	448,890	—	—	448,890

Total Investments	$126,902,795	$—	$871,004	$127,773,799

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Summary of Fair Value Exposure

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$1,565,866
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(28,468)
Purchases	—
Principal paydown	(666,394)

Balance as of December 31, 2012	$871,004

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

Net unrealized losses relating to Level 3 investments still held at December 31, 2012 amounted to $28,468.

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

Security Description	Fair Value at December 31, 2012	Valuation Techniques	Observable Inputs
BT SPE, LLC	$871,004	Discounted Cash Flow Model	Cumulated Collections
Cumulated Defaults
Annualized Default Rate
Cumulated Default Rate
Pace of Collection
Pace of Defaults
Interest Rates

			Unobservable Inputs	Range
			Projected Default Rates	5% – 12%
			Projected Collection Rates	90% – 100%
			Expected Discount Rates	7% – 9.25%

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 75.0%
CONSUMER DISCRETIONARY: 6.3%
$700,000	American Axle & Manufacturing, Inc., Callable 03/01/2013 (a)	7.875%	03/01/2017	$724,500
250,000	Autozone Inc., Callable 01/15/2022	3.700%	04/15/2022	262,825
700,000	Avon Products, Inc.	5.625%	03/01/2014	731,016
250,000	Avon Products, Inc. (a)	6.500%	03/01/2019	269,708
300,000	Best Buy Co., Inc. (a)	3.750%	03/15/2016	280,500
250,000	Best Buy Co., Inc.	7.250%	07/15/2013	253,125
224,000	Cox Communications Inc.	6.850%	01/15/2018	265,896
231,000	Cox Communications Inc.	7.250%	11/15/2015	264,610
250,000	Expedia, Inc.	5.950%	08/15/2020	278,150
495,000	Gap, Inc./The, Callable 01/12/2021	5.950%	04/12/2021	566,297
250,000	Hasbro Inc.	6.125%	05/15/2014	267,696
412,000	Netflix, Inc., Callable 11/15/2013 (a)	8.500%	11/15/2017	437,750
250,000	Royal Caribbean Cruises (b)	6.875%	12/01/2013	260,938
1,000,000	Scripps Networks Interactive, Inc.	2.700%	12/15/2016	1,047,186
500,000	Toys ‘R’ Us, Inc. (a)	7.375%	10/15/2018	455,000
21,000	Toys ‘R’ Us Property Company II, LLC, Callable 12/01/2013	8.500%	12/01/2017	22,260
500,000	Tupperware Brands Corp., Callable 03/01/2021	4.750%	06/01/2021	535,024
400,000	WPP Finance (UK) Corp. (b)	5.875%	06/15/2014	424,106
749,000	WPP Finance (UK) Corp. (b)	8.000%	09/15/2014	828,274

				8,174,861

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CONSUMER STAPLES: 4.6%
$229,000	B & G Foods, Inc., Callable 01/15/2014	7.625%	01/15/2018	$246,175
500,000	Bunge Limited Finance Corp.	5.100%	07/15/2015	541,314
257,000	Bunge Limited Finance Corp.	5.875%	05/15/2013	261,557
105,000	Bunge Limited Finance Corp.	8.500%	06/15/2019	135,103
250,000	Campbell Soup Co.	8.875%	05/01/2021	362,426
500,000	CVS Caremark Corp., Callable 09/01/2022 (a)	2.750%	12/01/2022	501,860
250,000	Kellogg Co.	3.125%	05/17/2022	261,997
500,000	Lorillard Tobacco Co.	8.125%	06/23/2019	638,014
250,000	PepsiAmericas Inc.	4.875%	01/15/2015	270,765
410,000	Ralcorp Holdings, Inc.	4.950%	08/15/2020	432,694
100,000	Reynolds American, Inc.	6.750%	06/15/2017	120,762
290,000	Reynolds American, Inc.	7.625%	06/01/2016	346,960
500,000	Safeway Inc. (a)	3.950%	08/15/2020	500,113
475,000	Safeway Inc. (a)	5.000%	08/15/2019	511,044
750,000	WM Wrigley Jr Co.	4.650%	07/15/2015	800,369

				5,931,153

ENERGY: 7.8%
477,000	Amerigas Partners LP, Callable 05/20/2016	6.500%	05/20/2021	517,545
84,000	Boardwalk Pipelines LLC	5.200%	06/01/2018	93,094
221,000	Boardwalk Pipelines LLC	5.500%	02/01/2017	244,143
175,000	Boardwalk Pipelines LLC	5.750%	09/15/2019	197,812
146,000	Boardwalk Pipelines LLC	5.875%	11/15/2016	163,100
400,000	Buckeye Partners LP	4.625%	07/15/2013	405,538
155,000	Buckeye Partners LP	6.050%	01/15/2018	174,494
385,000	Chesapeake Energy Corp. (a)	9.500%	02/15/2015	435,050
189,000	Copano Energy LLC/ Copano Energy Financial Co., Callable 06/01/2013	7.750%	06/01/2018	199,159
120,000	DCP Midstream Operating, LP	3.250%	10/01/2015	123,494
250,000	Ecopetrol S.A. (b)	7.625%	07/23/2019	323,125
20,000	Enbridge Energy Partners	5.350%	12/15/2014	21,602
191,000	Enbridge Energy Partners	5.875%	12/15/2016	220,815
426,000	Energy Transfer Partners LP	6.125%	02/15/2017	492,980
189,000	Energy Transfer Partners LP	9.000%	04/15/2019	249,214
330,000	Energy Transfer Partners LP	9.700%	03/15/2019	444,517
200,000	FMC Technologies, Inc., Callable 07/01/2022	3.450%	10/01/2022	204,129
284,000	Kinder Morgan Energy Partners LP	5.625%	02/15/2015	311,181
100,000	National Oilwell Varco, Inc., Callable 08/15/2013	6.125%	08/15/2015	100,995
200,000	Nustar Logistics LP	4.800%	09/01/2020	193,195
250,000	Nustar Logistics LP	8.150%	04/15/2018	282,577
570,000	Nustar Pipeline Operations (a)	5.875%	06/01/2013	576,334
350,000	ONEOK Partners, LP, Callable 11/01/2021	4.250%	02/01/2022	380,299
396,000	Panhandle Eastern Pipeline	7.000%	06/15/2018	482,516
250,000	Petrobras International Finance Co. (b)	5.750%	01/20/2020	284,589

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY, Continued
$205,000	Plains All American Pipeline LP	5.875%	08/15/2016	$229,108
200,000	Rowan Companies Inc., Callable 03/01/2022	4.875%	06/01/2022	217,214
100,000	Sabine Pass LNG, LP	7.500%	11/30/2016	110,250
240,000	Spectra Energy Capital, LLC	5.500%	03/01/2014	252,459
745,000	Spectra Energy Capital, LLC	6.750%	07/15/2018	881,617
500,000	Transocean Inc. (b)	6.000%	03/15/2018	579,894
494,000	Transocean Inc. (b)	7.375%	04/15/2018	587,774
200,000	Williams Partners LP, Callable 05/15/2022	3.350%	08/15/2022	203,358

				10,183,171

FINANCIALS: 16.6%
250,000	American Express Credit Co.	7.300%	08/20/2013	260,739
250,000	Axis Specialty Finance	5.875%	06/01/2020	283,811
42,000	Bank of America Corp.	5.420%	03/15/2017	46,005
250,000	Bank of America Corp.	10.200%	07/15/2015	295,941
468,000	Bear Stearns Co. LLC	5.550%	01/22/2017	527,767
1,076,000	CNA Financial Corp.	6.950%	01/15/2018	1,294,578
313,000	Countrywide Financial Corp., Callable 01/26/2013	6.000%	08/26/2020	312,666
1,000,000	Dresdner Bank - New York (a)(b)	7.250%	09/15/2015	1,075,439
169,000	General Electric Capital Corp., Callable 02/15/2013 (a)	5.250%	02/15/2016	169,423
189,000	General Electric Capital Corp., Callable 02/15/2013	5.375%	02/15/2016	188,876
289,000	General Electric Capital Corp., Callable 01/15/2013	5.450%	01/15/2016	285,735
300,000	General Electric Capital Corp.	5.625%	09/15/2017	353,917
250,000	Goldman Sachs Group, Inc.	5.350%	01/15/2016	276,349
700,000	Goldman Sachs Group, Inc.	5.625%	01/15/2017	768,024
500,000	Goldman Sachs Group, Inc.	6.000%	06/15/2020	594,106
550,000	Goldman Sachs Group, Inc.	6.250%	09/01/2017	648,789
305,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Callable 01/15/2013	7.750%	01/15/2016	316,056
440,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Callable 01/15/2014	8.000%	01/15/2018	472,450
197,000	International Lease Finance Corp.	5.650%	06/01/2014	205,002
250,000	International Lease Finance Corp.	6.100%	04/15/2014	259,437
473,000	International Lease Finance Corp.	6.375%	03/25/2013	477,967
600,000	Janus Capital Group Inc. (a)	6.700%	06/15/2017	685,750
733,000	Jefferies Group Inc.	5.875%	06/08/2014	769,650
150,000	JPMorgan Chase & Co., Callable 01/15/2013	5.300%	05/15/2018	147,670
400,000	Lehman Brothers Holdings, Inc. (c)(e)	7.000%	09/28/2037	93,500
950,000	Merrill Lynch & Co. Inc.	5.700%	05/02/2017	1,042,625
800,000	Moody’s Corp.	5.500%	09/01/2020	892,095
250,000	Morgan Stanley	4.200%	11/20/2014	260,848

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FINANCIALS, Continued
$1,704,000	Morgan Stanley (a)	4.750%	04/01/2014	$1,764,449
210,000	Morgan Stanley	5.375%	10/15/2015	228,308
100,000	Morgan Stanley	5.450%	01/09/2017	110,658
1,050,000	Morgan Stanley	6.000%	05/13/2014	1,111,919
600,000	Morgan Stanley	6.000%	04/28/2015	653,525
190,000	NASDAQ OMX Group, Inc./The	5.550%	01/15/2020	206,973
750,000	National Bank of Canada, Callable 10/07/2017 (b)	1.450%	11/07/2017	750,836
200,000	Principal Financial Group, Inc.	3.300%	09/15/2022	202,886
40,000	Progressive Corp.	7.000%	10/01/2013	41,886
250,000	Protective Life Corp.	6.400%	01/15/2018	290,701
250,000	Salomon Smith Barney Holdings, Inc.	7.300%	08/01/2013	257,974
355,000	Silicon Valley Bank	6.050%	06/01/2017	392,058
802,000	SLM Corp., Callable 06/15/2013	5.000%	06/15/2018	805,044
175,000	UBS AG (b)	7.375%	07/15/2015	191,696
388,000	UBS AG (b)	7.375%	06/15/2017	450,907
150,000	Wells Fargo & Co.	1.500%	01/16/2018	150,246
250,000	Wells Fargo & Co.	2.100%	05/08/2017	258,468
235,000	Wells Fargo & Co.	2.625%	12/15/2016	248,011
100,000	Wells Fargo Bank NA	5.750%	05/16/2016	113,537
315,000	Wilmington Trust Corp.	8.500%	04/02/2018	396,488

				21,631,785

HEALTH CARE: 0.6%
250,000	Boston Scientific Corp.	4.500%	01/15/2015	265,736
500,000	Watson Pharmaceuticals, Inc., Callable 07/01/2022	3.250%	10/01/2022	510,424

				776,160

INDUSTRIALS: 5.7%
405,000	Avery Dennison Corp.	5.375%	04/15/2020	447,234
250,000	Carlisle Companies Inc., Callable 08/15/2022	3.750%	11/15/2022	247,593
250,000	Caterpillar Inc.	7.000%	12/15/2013	265,343
388,000	CNH America LLC (a)	7.250%	01/15/2016	436,500
125,000	Eaton Corp. (b)	8.875%	06/15/2019	167,199
465,000	Embraer Overseas Ltd. (a)(b)	6.375%	01/24/2017	523,125
250,000	ERAC USA Finance LLC (Acquired 10/10/2012, Cost $249,220) (g)(h)	3.300%	10/15/2022	253,112
250,000	IDEX Corp., Callable 09/15/2021	4.200%	12/15/2021	261,200
250,000	Ingersoll - Rand Global Holding Co. (b)	9.500%	04/15/2014	276,677
500,000	Joy Global Inc.	6.000%	11/15/2016	573,928
250,000	Lennox International Inc.	4.900%	05/15/2017	272,332
148,000	Manitowoc Co. Inc./The, Callable 02/15/2014 (a)	9.500%	02/15/2018	164,650
620,000	Owens Corning Inc.	6.500%	12/01/2016	696,672

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

INDUSTRIALS, Continued
$500,000	Penske Truck Leasing Co. LP / PTL Finance Corp. (Acquired 09/24/2012, Cost $499,260) (g)(h)	2.500%	03/15/2016	$501,347
250,000	Penske Truck Leasing Co. LP / PTL Finance Corp. (Acquired 09/24/2012, Cost $249,570) (g)(h)	3.375%	03/15/2018	252,242
200,000	Penske Truck Leasing Co. LP / PTL Finance Corp. (Acquired 07/10/2012, Cost $198,752) (g)(h)	4.875%	07/11/2022	206,600
689,000	Pitney Bowes Inc.	4.875%	08/15/2014	728,372
250,000	Republic Services, Inc., Callable 03/01/2022	3.550%	06/01/2022	260,654
250,000	Roper Industries, Inc.	1.850%	11/15/2017	249,813
200,000	Roper Industries, Inc., Callable 08/15/2022	3.125%	11/15/2022	201,310
250,000	Worthington Industries	6.500%	04/15/2020	275,744
200,000	Xylem Inc.	3.550%	09/20/2016	213,065

				7,474,712

INFORMATION TECHNOLOGY: 4.3%
256,000	Advanced Micro Devices, Inc.	6.000%	05/01/2015	238,080
1,000,000	Advanced Micro Devices, Inc., Callable 12/15/2013 (a)	8.125%	12/15/2017	912,500
400,000	Arrow Electronics Inc.	6.875%	06/01/2018	468,891
128,000	Avnet Inc.	6.625%	09/15/2016	144,770
130,000	Brocade Communications Systems, Inc., Callable 01/15/2013	6.625%	01/15/2018	134,225
225,000	Cardtronics, Inc., Callable 09/01/2014	8.250%	09/01/2018	249,750
250,000	Fiserv, Inc., Callable 07/01/2022	3.500%	10/01/2022	254,534
920,000	Hewlett-Packard Co.	1.550%	05/30/2014	917,943
850,000	Hewlett-Packard Co.	4.750%	06/02/2014	886,043
200,000	KLA-Tencor Corp.	6.900%	05/01/2018	240,248
258,000	Linear Technology Corp., Callable 05/01/2014	3.000%	05/01/2027	268,642
950,000	Nokia OYJ (a)(b)	5.375%	05/15/2019	904,875

				5,620,501

MATERIALS: 8.4%
250,000	Airgas, Inc., Callable 08/15/2022	2.900%	11/15/2022	246,907
385,000	Alcoa Inc.	5.720%	02/23/2019	408,952
200,000	Alcoa Inc.	6.150%	08/15/2020	218,429
700,000	Alcoa Inc. (a)	6.750%	07/15/2018	799,691
1,317,000	AngloGold Ashanti Holdings PLC (b)	5.375%	04/15/2020	1,359,224
250,000	Arcelormittal (a)(b)	5.375%	06/01/2013	252,510
800,000	Arcelormittal (a)(b)	6.125%	06/01/2018	810,800
400,000	Arcelormittal (b)	9.500%	02/15/2015	445,134
200,000	Arcelormittal (a)(b)	10.350%	06/01/2019	239,874
300,000	Cabot Corp. (a)	5.000%	10/01/2016	334,996
500,000	International Paper Co. (a)	5.500%	01/15/2014	520,950
303,000	Kinross Gold Corp., Callable 06/01/2021 (a)(b)	5.125%	09/01/2021	310,884
100,000	Rio Tinto Finance USA Ltd. (b)	8.950%	05/01/2014	110,572
250,000	RPM International Inc., Callable 08/15/2022	3.450%	11/15/2022	244,939

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MATERIALS, Continued
$150,000	RPM International Inc.	6.125%	10/15/2019	$175,101
380,000	Southern Copper Corp. (a)	6.375%	07/27/2015	421,881
100,000	Vale Inco Ltd. (b)	5.700%	10/15/2015	109,251
350,000	Vale Overseas Ltd. (a)(b)	5.625%	09/15/2019	397,952
1,000,000	Vulcan Materials	6.400%	11/30/2017	1,092,500
1,010,000	Xstrata Canada Corp. (b)	5.500%	06/15/2017	1,133,854
1,192,000	Xstrata Canada Corp. (b)	6.000%	10/15/2015	1,324,494

				10,958,895

REITS: 7.4%
500,000	BioMed Realty, LP, Callable 03/15/2016	3.850%	04/15/2016	527,348
46,000	CommonWealth REIT, Callable 08/15/2014	6.400%	02/15/2015	49,374
300,000	CommonWealth REIT, Callable 07/15/2017	6.650%	01/15/2018	336,238
250,000	DDR Corp., Callable 04/15/2022	4.625%	07/15/2022	272,838
250,000	Equity One, Inc., Callable 08/15/2022	3.750%	11/15/2022	246,976
250,000	HCP, Inc.	5.650%	12/15/2013	261,497
215,000	HCP, Inc.	6.000%	03/01/2015	233,806
350,000	HCP, Inc.	6.000%	01/30/2017	402,062
462,000	HCP, Inc.	6.300%	09/15/2016	533,101
268,000	Health Care REIT, Inc.	5.875%	05/15/2015	295,811
695,000	Healthcare Realty Trust, Inc.	5.125%	04/01/2014	727,245
250,000	Healthcare Realty Trust, Inc.	6.500%	01/17/2017	285,849
200,000	Highwoods Realty Limited Partnership, Callable 10/15/2022	3.625%	01/15/2023	195,851
177,000	Liberty Property LP	7.500%	01/15/2018	217,298
350,000	National Retail Properties, Inc., Callable 07/15/2022	3.800%	10/15/2022	355,410
300,000	National Retail Properties, Inc.	6.875%	10/15/2017	361,879
250,000	Nationwide Health Properties, Inc.	6.250%	02/01/2013	251,017
200,000	Post Apartment Homes, L.P., Callable 09/01/2022	3.375%	12/01/2022	198,972
179,000	ProLogis, Callable 12/16/2019	6.875%	03/15/2020	215,929
558,000	ProLogis	7.375%	10/30/2019	659,706
200,000	Realty Income Corp., Callable 07/15/2022	3.250%	10/15/2022	195,783
129,000	Realty Income Corp.	5.950%	09/15/2016	147,747
500,000	Senior Housing Properties Trust, Callable 10/15/2015	4.300%	01/15/2016	518,384
500,000	Senior Housing Properties Trust, Callable 06/15/2021	6.750%	12/15/2021	576,592
408,000	Simon Property Group LP, Callable 09/02/2015	5.750%	12/01/2015	459,589
600,000	Simon Property Group LP, Callable 02/01/2016	6.100%	05/01/2016	692,133
115,000	Tanger Properties LP	6.150%	11/15/2015	130,465
250,000	Washington Real Estate Investment Trust, Callable 07/15/2022	3.950%	10/15/2022	255,456

				9,604,356

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

SHIPPING & TRANSPORTATION: 1.9%
$650,000	Canadian National Railway Co., Callable 08/15/2022 (b)	2.250%	11/15/2022	$647,937
675,290	FedEx Corp.	7.020%	01/15/2016	736,066
170,000	GATX Corp.	6.000%	02/15/2018	189,778
200,000	GATX Corp.	8.750%	05/15/2014	220,081
279,000	Ship Finance International Ltd. (b)	8.500%	12/15/2013	279,349
400,000	Union Pacific Corp.	4.875%	01/15/2015	432,547

				2,505,758

TELECOMMUNICATION SERVICES: 4.5%
186,000	America Movil, SAB De CV (b)	5.750%	01/15/2015	204,131
200,000	Comcast Corp.	3.125%	07/15/2022	208,367
100,000	Qwest Corp. (a)	6.500%	06/01/2017	116,760
500,000	Telecom Italia Capital (b)	4.950%	09/30/2014	522,000
300,000	Telecom Italia Capital (b)	5.250%	11/15/2013	308,250
700,000	Telecom Italia Capital (b)	5.250%	10/01/2015	744,800
525,000	Telecom Italia Capital (b)	6.175%	06/18/2014	553,350
600,000	Telecom Italia Capital (b)	6.999%	06/04/2018	685,800
100,000	Telecom Italia Capital (b)	7.175%	06/18/2019	116,050
400,000	Telefonica Emisiones S.A.U. (b)	3.729%	04/27/2015	410,960
500,000	Telefonica Emisiones S.A.U. (b)	3.992%	02/16/2016	520,250
335,000	Telefonica Emisiones S.A.U. (b)	4.949%	01/15/2015	350,912
300,000	Telefonica Emisiones S.A.U. (b)	5.134%	04/27/2020	315,375
286,000	Telefonica Emisiones S.A.U. (a)(b)	6.221%	07/03/2017	318,175
200,000	Telefonica Emisiones S.A.U. (a)(b)	6.421%	06/20/2016	221,300
250,000	Verizon New England Inc.	4.750%	10/01/2013	257,754

				5,854,234

UTILITIES: 6.9%
61,000	AES Gener S.A. (b)	7.500%	03/25/2014	64,722
310,000	American Water Capital Corp.	6.085%	10/15/2017	370,515
44,000	Arizona Public Service Co.	6.250%	08/01/2016	51,647
128,000	British Transco Finance, Inc. (b)	6.625%	06/01/2018	158,245
10,000	Cleveland Electric Illuminating Co./The	5.700%	04/01/2017	11,295
10,000	Cleveland Electric Illuminating Co./The	7.880%	11/01/2017	12,553
250,000	Commonwealth Edison	4.700%	04/15/2015	271,710
263,000	Enersis SA (b)	7.375%	01/15/2014	277,102
39,000	Entergy Mississippi, Inc.	4.950%	06/01/2018	39,024
540,000	Entergy Mississippi, Inc.	6.640%	07/01/2019	651,809
250,000	Entergy New Orleans, Inc.	5.250%	08/01/2013	255,329
190,000	Entergy Texas, Inc.	7.125%	02/01/2019	238,698
265,000	Jersey Central Power & Light	5.625%	05/01/2016	300,663
500,000	National Fuel Gas Co., Callable 09/01/2021	4.900%	12/01/2021	552,074
270,000	National Grid PLC (b)	6.300%	08/01/2016	313,277
300,000	National Rural Utilities	6.550%	11/01/2018	371,631
163,000	NiSource Capital Markets	7.860%	03/27/2017	189,918

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

UTILITIES, Continued
$266,000	NiSource Finance Corp.	5.400%	07/15/2014	$283,465
440,000	Northern Indiana Public Services	7.590%	06/12/2017	512,135
236,000	Ohio Edison	5.450%	05/01/2015	260,672
217,000	Ohio Edison	6.400%	07/15/2016	254,554
500,000	Pacificorp	5.450%	09/15/2013	516,845
15,000	Pennsylvania Electric Co.	6.625%	04/01/2019	17,384
105,000	PPL Energy Supply, LLC (a)	6.200%	05/15/2016	120,150
250,000	Puget Energy, Inc., Callable 04/15/2022	5.625%	07/15/2022	269,270
500,000	Puget Energy, Inc. (a)	6.000%	09/01/2021	551,385
22,000	Puget Sound Energy, Inc. Series AMBC	6.740%	06/15/2018	26,705
35,000	Puget Sound Energy, Inc. Series MTNA	6.740%	06/15/2018	42,986
500,000	Southwestern Electric Power, Callable 11/15/2021	3.550%	02/15/2022	528,080
581,000	Southwestern Electric Power	5.875%	03/01/2018	676,411
250,000	Southwestern Public Service	8.750%	12/01/2018	339,199
480,000	TransAlta Corp. (b)	5.750%	12/15/2013	499,907
10,000	Xcel Energy Inc.	5.613%	04/01/2017	11,700

				9,041,060

TOTAL CORPORATE BONDS
(Cost $92,940,562)				97,756,646

ASSET BACKED SECURITY: 1.3%
1,798,944	BT SPE, LLC (Acquired 07/06/2011, Cost $1,798,944) (f)(h)	9.250%	06/06/2016	1,742,007

TOTAL ASSET BACKED SECURITY
(Cost $1,798,944)				1,742,007

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.1%
Federal Home Loan Bank: 2.4%
110,000	Callable 01/15/2013	3.070%	10/15/2027	110,098
2,000,000	Callable 01/04/2013	3.400%	10/04/2032	1,978,528
800,000	Callable 01/28/2013	4.200%	01/28/2020	802,134
225,000	Callable 08/20/2013	5.500%	08/20/2018	232,261

				3,123,021

Federal Home Loan Mortgage Corporation: 6.7%
1,000,000	Callable 02/27/2013	3.750%	02/27/2032	994,733
4,750,000	Callable 02/27/2013	3.800%	02/27/2032	4,730,079
2,000,000	Callable 02/27/2013	3.800%	02/27/2032	2,008,920
1,000,000	Callable 03/22/2013	3.800%	03/22/2032	1,004,857
44,470		5.500%	05/01/2037	48,040

				8,786,629

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $11,909,600)				11,909,650

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FOREIGN GOVERNMENT NOTES/BONDS: 0.3%
$100,000	Province of Newfoundland Canada (b)	7.320%	10/13/2023	$141,269
100,000	Province of Quebec Canada (b)	7.380%	04/09/2026	146,038
150,000	Region of Lombardy Italy (b)	5.804%	10/25/2032	133,496

TOTAL FOREIGN GOVERNMENT NOTES/BONDS
(Cost $388,609)				420,803

Shares
PREFERRED STOCKS: 8.2%
CONSUMER DISCRETIONARY: 0.4%
20,000	Stanley Black & Decker, Inc., Callable 07/25/2017 (a)	5.750%		519,000

FINANCIALS: 2.4%
10,000	BB&T Corp. Series E, Callable 08/01/2017	5.625%		254,800
20,000	Charles Schwab Corp./The, Callable 09/01/2017	6.000%		523,000
22,500	Goldman Sachs Group, Inc., Callable 11/10/2017	5.950%		562,050
30,000	HSBC Holdings PLC, Callable 12/15/2015 (b)	8.000%		826,800
20,000	JPMorgan Chase & Co. Series O, Callable 09/01/2017	5.500%		502,800
10,000	Prudential Financial, Inc., Callable 12/04/2017	5.750%		255,000
10,000	Wells Fargo & Co., Callable 09/15/2017 (a)	5.200%		251,800

				3,176,250

REITS: 2.6%
10,000	Digital Realty Trust, Inc. Series F, Callable 04/05/2017 (a)	6.625%		260,900
10,000	Kimco Realty Corp. Series J, Callable 07/25/2017 (a)	5.500%		248,500
20,000	National Retail Properties, Inc. Series D, Callable 02/23/2017 (a)	6.625%		531,000
20,000	Realty Income Corp. Series F, Callable 02/15/2017	6.625%		530,400
50,000	Senior Housing Properties Trust, Callable 08/01/2017 (a)	5.625%		1,230,500
20,000	Vornado Realty Trust Series K, Callable 07/18/2017	5.700%		510,600

				3,311,900

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Coupon Rate	Maturity Date	Value
TELECOMMUNICATION SERVICES: 1.6%
20,000	Qwest Corp., Callable 06/01/2016	7.375%		$536,200
20,000	Qwest Corp., Callable 09/15/2016	7.500%		539,400
28,000	Telephone and Data Systems, Inc., Callable 12/01/2017	5.875%		687,680
10,000	United States Cellular Corp., Callable 05/15/2016	6.950%		275,300

				2,038,580

UTILITIES: 1.2%
20,000	DTE Energy Co., Callable 12/01/2016 (a)	6.500%		545,800
10,000	Entergy Louisiana, LLC, Callable 07/01/2017 (a)	5.250%		262,200
10,000	NextEra Energy Capital Holdings, Inc., Callable 06/15/2017	5.625%		260,200
20,000	SCE Trust I, Callable 06/15/2017	5.625%		516,000

				1,584,200

TOTAL PREFERRED STOCKS
(Cost $10,226,064)				10,629,930

Principal Amount

SHORT TERM INVESTMENTS: 4.8%
CORPORATE BONDS: 2.0%
$100,000	American Express Bank, FSB	5.500%	04/16/2013	101,446
300,000	Avon Products, Inc.	4.800%	03/01/2013	301,592
392,000	Goldman Sachs Group, Inc. (a)	5.250%	04/01/2013	396,581
500,000	Merrill Lynch & Co. Inc.	5.450%	02/05/2013	502,171
1,229,000	Morgan Stanley	5.300%	03/01/2013	1,235,716
100,000	Telefonica Emisiones S.A.U. (b)	5.855%	02/04/2013	100,350

				2,637,856

MONEY MARKET INVESTMENT: 2.8%
3,635,301	First American Government Obligations Fund, 0.02% (d)			3,635,301

TOTAL SHORT TERM INVESTMENTS
(Cost $6,270,395)				6,273,157

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 12.7%
MONEY MARKET INVESTMENT: 12.7%
16,498,362	Mount Vernon Securities Lending Trust Prime Portfolio, 0.27% (d)	$16,498,362

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $16,498,362)		16,498,362

TOTAL INVESTMENTS
(Cost $140,032,536), 111.4%		145,230,555

LIABILITIES IN EXCESS OF OTHER ASSETS, (11.4)%		(14,871,190)

TOTAL NET ASSETS, 100.0%		$130,359,365

(a)	This security or portion of this security is out on loan at December 31, 2012.
(b)	U.S. Dollar-denominated foreign security.
(c)	Defaulted security that represents 0.07% of net assets as of December 31, 2012.
(d)	7-Day Yield.
(e)	Non Income Producing.
(f)	Illiquid restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that represents 1.34% of net assets as of December 31, 2012.
(g)	Liquid restricted security that represents 0.93% of net assets as of December 31, 2012.
(h)	Private placement.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Consumer Discretionary	$519,000	$—	$—	$519,000
Financials	3,176,250	—	—	3,176,250
REITs	3,311,900	—	—	3,311,900
Telecommunication Services	2,038,580	—	—	2,038,580
Utilities	1,584,200	—	—	1,584,200

Total Preferred Stocks	10,629,930	—	—	10,629,930
Fixed Income
Corporate Bonds	—	97,756,646	—	97,756,646
Asset Backed Security	—	—	1,742,007	1,742,007
U.S. Government Agency Obligations	—	11,909,650	—	11,909,650
Foreign Government Notes/Bonds	—	420,803	—	420,803

Total Fixed Income	—	110,087,099	1,742,007	111,829,106
Short Term Investments	3,635,301	2,637,856	—	6,273,157

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Investment	16,498,362	—	—	16,498,362

Total Investments	$30,763,593	$112,724,955	$1,742,007	$145,230,555

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Summary of Fair Value Exposure

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$3,381,731
Accrued discounts/premiums	—
Realized gain (loss)	(2,500)
Change in unrealized appreciation (depreciation)	(56,937)
Purchases	—
Principal paydown	(1,580,287)

Balance as of December 31, 2012	$1,742,007

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

Net unrealized losses relating to Level 3 investments still held at December 31, 2012 amounted to $56,937.

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

Security Description	Fair Value at December 31, 2012	Valuation Techniques	Observable Inputs
BT SPE, LLC	$1,742,007	Discounted Cash Flow Model	Cumulated Collections Cumulated Defaults Annualized Default Rate Cumulated Default Rate Pace of Collection Pace of Defaults Interest Rates

			Unobservable Inputs	Range
			Projected Default Rates	5% – 12%
			Projected Collection Rates	90% – 100%
			Expected Discount Rates	7% – 9.25%

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 66.5%
AEROSPACE/DEFENSE: 0.5%
$300,000	Altegrity Inc. (Acquired 09/29/2010 and 02/08/2011, Cost $98,652 and $211,482, respectively), Callable 05/01/2013 (c)(e)(f)(g)	11.750%	05/01/2016	$222,000
950,000	B/E Aerospace, Inc., Callable 04/01/2017	5.250%	04/01/2022	1,007,000
250,000	Mantech International Corp., Callable 04/15/2014	7.250%	04/15/2018	265,625
425,000	Transdigm Inc. (Acquired 10/10/2012, Cost $425,000), Callable 10/15/2015 (c)(e)(g)	5.500%	10/15/2020	442,000
1,125,000	Transdigm Inc., Callable 12/15/2014	7.750%	12/15/2018	1,244,531

				3,181,156

AUTOMOTIVE: 3.2%
950,000	Affinia Group Inc.	9.000%	11/30/2014	950,000
240,000	Affinia Group Inc. (Acquired 11/16/2009 and 12/07/2009, Cost $173,835 and $79,152, respectively), Callable 08/15/2013 (c)(e)(g)	10.750%	08/15/2016	260,100

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE, Continued
$650,000	Allison Transmission, Inc. (Acquired 04/27/2011 - 12/01/2011, Aggregate Cost $629,497), Callable 05/15/2015 (c)(e)(g)	7.125%	05/15/2019	$693,875
100,000	American Axle & Manufacturing, Inc., Callable 10/15/2017	6.625%	10/15/2022	101,500
1,225,000	American Axle & Manufacturing, Inc.	7.750%	11/15/2019	1,329,125
925,000	Chrysler Group LLC/CG Co-Issuer Inc., Callable 06/15/2016	8.250%	06/15/2021	1,017,500
350,000	Cooper-Standard Automotive, Callable 05/01/2014	8.500%	05/01/2018	376,250
1,400,000	Exide Technologies, Callable 02/01/2015	8.625%	02/01/2018	1,186,500
300,000	Ford Motor Credit Co. LLC	2.750%	05/15/2015	306,171
900,000	Ford Motor Credit Co. LLC	3.875%	01/15/2015	938,559
1,425,000	Ford Motor Credit Co. LLC	4.250%	02/03/2017	1,526,589
900,000	Ford Motor Credit Co. LLC	5.000%	05/15/2018	993,092
350,000	Ford Motor Credit Co. LLC	5.875%	08/02/2021	407,588
225,000	Ford Motor Credit Co. LLC	6.625%	08/15/2017	262,905
300,000	Ford Motor Credit Co. LLC	8.000%	06/01/2014	327,116
700,000	IDQ Holdings Inc. (Acquired 03/20/2012 - 08/23/2012, Aggregate Cost $709,636), Callable 10/01/2014 (c)(e)(g)	11.500%	04/01/2017	754,250
1,300,000	International Automotive Components Group SL (Acquired 05/26/2011 - 10/16/2012, Aggregate Cost $1,252,902), Callable 06/01/2015 (b)(c)(e)(g)	9.125%	06/01/2018	1,205,750
1,250,000	Jaguar Land Rover PLC (Acquired 05/12/2011 - 03/27/2012, Aggregate Cost $1,223,874), Callable 05/15/2016 (b)(c)(e)(g)	8.125%	05/15/2021	1,375,000
975,000	Pittsburgh Glass Works, LLC (Acquired 04/08/2011 - 01/18/2012, Aggregate Cost $968,450), Callable 04/15/2013 (c)(e)(g)	8.500%	04/15/2016	897,000
400,000	Schaeffler Finance BV (Acquired 02/02/2012 and 02/21/2012, Cost $197,962 and $208,938, respectively) (b)(c)(e)(g)	7.750%	02/15/2017	444,000
1,150,000	Schaeffler Finance BV (Acquired 02/06/2012 - 04/04/2012, Aggregate Cost, $1,218,350), Callable 02/15/2015 (b)(c)(e)(g)	8.500%	02/15/2019	1,299,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE, Continued
$550,000	Stoneridge, Inc. (Acquired 09/24/2010 - 06/11/2012, Aggregate Cost $563,643), Callable 10/15/2014 (c)(e)(g)	9.500%	10/15/2017	$585,750
275,000	Tenneco Inc., Callable 12/15/2015	6.875%	12/15/2020	299,406
50,000	Tenneco Inc., Callable 08/15/2014	7.750%	08/15/2018	54,250
873,000	Tomkins LLC / Tomkins Inc., Callable 10/01/2014	9.000%	10/01/2018	977,760
850,000	Tower Automotive, Inc. (Acquired 08/13/2010 - 07/18/2012, Aggregate Cost $891,780), Callable 09/01/2014 (c)(e)(g)	10.625%	09/01/2017	930,750
1,775,000	UCI International, Inc., Callable 02/15/2015	8.625%	02/15/2019	1,759,468

				21,259,754

BUILDING MATERIALS: 1.8%
600,000	Anixter Inc.	5.625%	05/01/2019	631,500
575,000	Building Materials Corp. (Acquired 04/26/2011 - 05/01/2012, Aggregate Cost $585,606), Callable 05/01/2016 (c)(e)(g)	6.750%	05/01/2021	635,375
100,000	Building Materials Corp. (Acquired 03/09/2010, Cost $99,135), Callable 03/15/2015 (c)(e)(g)	7.500%	03/15/2020	110,000
775,000	Interline Brands, Inc., Callable 11/15/2013	7.500%	11/15/2018	837,000
1,075,000	Interline Brands, Inc. (Acquired 07/17/2012 - 12/10/2012, Aggregate Cost $1,098,803), Callable 11/15/2014 (c)(e)(g)	10.000%	11/15/2018	1,166,375
1,075,000	Masonite International Corp. (Acquired 04/08/2011 - 03/06/2012, Aggregate Cost $1,088,287), Callable 04/15/2015 (b)(c)(e)(g)	8.250%	04/15/2021	1,150,250
1,100,000	Norcraft Holdings, Callable 12/15/2013	10.500%	12/15/2015	1,108,250
350,000	Nortek Inc. (Acquired 10/15/2012, Cost $374,493), Callable 04/15/2016 (c)(e)(g)	8.500%	04/15/2021	387,625
1,125,000	Nortek Inc., Callable 04/15/2016	8.500%	04/15/2021	1,248,750
525,000	Nortek Inc., Callable 12/01/2014	10.000%	12/01/2018	584,063
1,275,000	Ply Gem Industries, Inc., Callable 02/15/2014	8.250%	02/15/2018	1,377,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

BUILDING MATERIALS, Continued
$175,000	Ply Gem Industries, Inc. (Acquired 09/24/2012, Cost $175,000), Callable 10/15/2014 (c)(e)(g)	9.375%	04/15/2017	$186,375
1,275,000	Rexel SA (Acquired 03/21/2012 - 05/02/2012, Aggregate Cost $1,283,314), Callable 12/15/2015 (b)(c)(e)(g)	6.125%	12/15/2019	1,338,750
775,000	Roofing Supply Group LLC/ Roofing Supply Finance Inc. (Acquired 05/24/2012 and 07/19/2012, Cost $625,000 and $161,370, respectively), Callable 06/01/2015 (c)(e)(g)	10.000%	06/01/2020	868,000

				11,629,313

CHEMICALS: 1.1%
250,000	Compass Minerals International, Inc., Callable 06/01/2014	8.000%	06/01/2019	270,000
1,250,000	Ferro Corp., Callable 08/15/2014	7.875%	08/15/2018	1,128,125
725,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia, Callable 02/01/2014	8.875%	02/01/2018	744,938
675,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia, Callable 11/15/2015	9.000%	11/15/2020	615,938
263,000	Huntsman International LLC	5.500%	06/30/2016	263,329
150,000	Huntsman International LLC, Callable 03/15/2015	8.625%	03/15/2020	169,875
425,000	Huntsman International LLC, Callable 09/15/2015	8.625%	03/15/2021	485,563
625,000	Koppers Inc., Callable 12/01/2014	7.875%	12/01/2019	687,499
325,000	Momentive Performance Materials Inc., Callable 01/15/2016	9.000%	01/15/2021	237,250
650,000	Momentive Performance Materials Inc. (Acquired 05/17/2012, Cost $650,000), Callable 10/15/2015 (c)(e)(g)	10.000%	10/15/2020	640,250
1,100,000	OMNOVA Solutions Inc., Callable 11/01/2014	7.875%	11/01/2018	1,134,374
707,000	Oxea Finance (Acquired 07/09/2010 - 05/01/2012, Aggregate Cost $727,034), Callable 07/15/2013 (b)(c)(e)(g)	9.500%	07/15/2017	774,165

				7,151,306

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

CONSTRUCTION MACHINERY: 0.4%
$250,000	RSC Equipment Rental Inc., Callable 02/01/2016	8.250%		02/01/2021	$281,875
100,000	RSC Equipment Rental Inc., Callable 11/15/2014	10.250%		11/15/2019	116,000
875,000	United Rentals North America, Callable 09/15/2015	8.375%		09/15/2020	969,063
300,000	UR Financing Escrow Corp. (Acquired 02/24/2012, Cost $300,000), Callable 07/15/2015 (c)(e)(g)	5.750%		07/15/2018	323,250
400,000	UR Financing Escrow Corp. (Acquired 02/24/2012 and 04/26/2012, Cost $300,000 and $105,140, respectively), Callable 05/15/2016 (c)(e)(g)	7.375%		05/15/2020	439,000
300,000	UR Financing Escrow Corp. (Acquired 02/24/2012, Cost $300,000), Callable 04/15/2017 (c)(e)(g)	7.625%		04/15/2022	335,250

					2,464,438

CONSUMER PRODUCTS: 2.5%
3,381,645	Bio Pappel SAB de CV (b)	7.000	% (a)	08/27/2016	3,144,930
1,025,000	Freedom Group, Inc. (Acquired 04/12/2012 - 04/30/2012, Aggregate Cost $1,046,817), Callable 05/01/2015 (c)(e)(g)	7.875%		05/01/2020	1,055,750
2,007,000	Grupo Famsa S.A.B de C.V., Callable 07/20/2013 (b)	11.000%		07/20/2015	2,137,455
950,000	Jarden Corp.	7.500%		05/01/2017	1,069,938
1,200,000	Libbey Glass Inc., Callable 05/15/2015	6.875%		05/15/2020	1,290,000
300,000	Prestige Brands, Inc., Callable 02/01/2016	8.125%		02/01/2020	333,750
675,000	Prestige Brands, Inc., Callable 04/01/2014	8.250%		04/01/2018	748,406
250,000	Scotts Miracle-Gro Co./The, Callable 12/15/2015	6.625%		12/15/2020	274,375
154,000	Sealy Mattress Co. (Acquired 07/13/2009 and 09/03/2009, Cost $81,571 and $78,327, respectively), Callable 04/15/2013 (c)(e)(g)	10.875%		04/15/2016	163,240

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CONSUMER PRODUCTS, Continued
$975,000	Serta Simmons Holdings LLC (Acquired 09/19/2012 - 12/10/2012, Aggregate Cost $978,344), Callable 10/01/2015 (c)(e)(g)	8.125%	10/01/2020	$975,000
1,025,000	ServiceMaster Co./The (Acquired 08/16/2012 and 11/07/2012, Cost $600,000 and $429,221, respectively), Callable 08/15/2015 (c)(e)(g)	7.000%	08/15/2020	1,027,562
475,000	ServiceMaster Co./The	7.100%	03/01/2018	451,250
150,000	ServiceMaster Co./The	7.450%	08/15/2027	121,500
800,000	ServiceMaster Co./The, Callable 02/15/2015	8.000%	02/15/2020	834,000
1,000,000	Spectrum Brands Inc. (Acquired 03/15/2012 and 05/02/2012, Cost $775,000 and $233,418, respectively), Callable 03/15/2015 (c)(e)(g)	6.750%	03/15/2020	1,070,000
250,000	Spectrum Brands Inc., Callable 06/15/2014	9.500%	06/15/2018	283,750
1,175,000	Visant Corp., Callable 10/01/2013	10.000%	10/01/2017	1,054,563
275,000	Wolverine World Wide, Inc. (Acquired 09/27/2012, Cost $275,000), Callable 10/15/2016 (c)(e)(g)	6.125%	10/15/2020	288,750

				16,324,219

DIVERSIFIED MANUFACTURING/OPERATIONS: 1.4%
500,000	Dubai Holding Commercial Operations Ltd. (b)	4.750%	01/30/2014	646,779
5,200,000	Dubai Holding Commercial Operations Ltd. (b)	6.000%	02/01/2017	8,181,094
3,500,000	TID Global Sukuk I Ltd. (b)(f)(j)	2.210%	12/20/2049	700,000

				9,527,873

ENERGY: 8.2%
900,000	Alliance Oil Co. Ltd. (b)	7.250%	07/16/2014	918,000
850,000	Antero Resources Finance Corp. (Acquired 11/14/2012, Cost $850,000), Callable 12/01/2015 (c)(e)(g)	6.000%	12/01/2020	860,625
650,000	ATP Oil & Gas Corp., Callable 05/01/2013 (j)	11.875%	05/01/2015	71,500
800,000	Basic Energy Services, Callable 02/15/2015	7.750%	02/15/2019	796,000
700,000	Berry Petroleum Co., Callable 03/15/2017	6.375%	09/15/2022	728,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY, Continued
$75,000	Berry Petroleum Co., Callable 11/01/2015	6.750%	11/01/2020	$80,625
475,000	Chaparral Energy, Inc., Callable 04/15/2017	7.625%	11/15/2022	498,750
925,000	Chaparral Energy, Inc., Callable 10/01/2015	9.875%	10/01/2020	1,052,188
1,675,000	Chesapeake Energy Corp., Callable 03/15/2013	6.775%	03/15/2019	1,677,093
100,000	Chesapeake Energy Corp., Callable 08/15/2013	6.875%	08/15/2018	105,500
575,000	Chesapeake Midstream Partners, Callable 01/15/2017	6.125%	07/15/2022	619,563
800,000	Chesapeake Oilfield Services Co. (Acquired 10/25/2011 - 07/10/2012, Aggregate Cost $765,291), Callable 11/15/2015 (c)(e)(g)	6.625%	11/15/2019	754,000
1,150,000	Cie Generale de Geophysique, Callable 06/01/2016 (b)	6.500%	06/01/2021	1,230,500
200,000	Cie Generale de Geophysique, Callable 05/15/2013 (b)	7.750%	05/15/2017	208,000
75,000	Cie Generale de Geophysique, Callable 05/15/2013 (b)	9.500%	05/15/2016	80,438
500,000	Coffeyville Resources (Acquired 03/25/2010 - 01/28/2011, Aggregate Cost $509,982), Callable 04/01/2013 (c)(e)(g)	10.875%	04/01/2017	550,000
225,000	Comstock Resources, Inc., Callable 04/01/2015	7.750%	04/01/2019	228,375
550,000	Comstock Resources, Inc., Callable 06/15/2016	9.500%	06/15/2020	591,250
650,000	Concho Resources Inc., Callable 10/01/2017	5.500%	04/01/2023	680,875
250,000	Concho Resources Inc., Callable 01/15/2016	7.000%	01/15/2021	278,750
800,000	Copano Energy LLC/Copano Energy Finance Co., Callable 04/01/2016	7.125%	04/01/2021	859,000
375,000	Denbury Resources Inc., Callable 02/15/2015	8.250%	02/15/2020	421,875
75,000	Denbury Resources Inc., Callable 03/01/2013	9.750%	03/01/2016	79,500
200,000	Energy XXI Gulf Coast, Inc., Callable 06/15/2015	7.750%	06/15/2019	218,500
975,000	Energy XXI Gulf Coast, Inc., Callable 12/15/2014	9.250%	12/15/2017	1,113,937

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY, Continued
$225,000	EP Energy LLC, Callable 05/01/2015	6.875%	05/01/2019	$244,125
450,000	EP Energy LLC (Acquired 12/18/2012, Cost $447,750), Callable 12/15/2013 (c)(e)(g)	8.125%	12/15/2017	446,063
1,150,000	EP Energy LLC, Callable 05/01/2016	9.375%	05/01/2020	1,296,625
1,025,000	Forbes Energy Services Ltd., Callable 06/15/2015	9.000%	06/15/2019	912,250
1,375,000	Forest Oil Corp., Callable 06/15/2013	7.250%	06/15/2019	1,381,875
175,000	Forest Oil Corp. (Acquired 09/12/2012, Cost $175,000), Callable 09/15/2016 (c)(e)(g)	7.500%	09/15/2020	183,750
1,000,000	Georgian Oil & Gas Corp. (b)	6.875%	05/16/2017	1,035,000
450,000	Halcon Resources Corp. (Acquired 10/23/2012, Cost $446,612), Callable 11/15/2016 (c)(e)(g)	8.875%	05/15/2021	477,000
975,000	Halcon Resources Corp. (Acquired 06/29/2012 - 10/19/2012, Aggregated Cost $981,862), Callable 07/15/2016 (c)(e)(g)	9.750%	07/15/2020	1,053,000
325,000	Linn Energy LLC/Finance Corp., Callable 09/15/2015	7.750%	02/01/2021	346,125
900,000	Linn Energy LLC/Finance Corp., Callable 04/15/2015	8.625%	04/15/2020	981,000
475,000	Lone Pine Resources Canada Ltd., Callable 02/15/2015 (b)	10.375%	02/15/2017	446,500
1,000,000	MIE Holdings Corp., Callable 05/12/2014 (b)	9.750%	05/12/2016	1,085,000
875,000	Newfield Exploration Co.	5.625%	07/01/2024	945,000
850,000	Oasis Petroleum, Inc., Callable 11/01/2016	6.500%	11/01/2021	903,125
600,000	Oasis Petroleum, Inc., Callable 07/15/2017	6.875%	01/15/2023	643,500
375,000	Ocean Rig Norway AS (Acquired 09/13/2012 and 10/15/2012, Cost $223,805 and $150,730, respectively), Callable 10/01/2015 (b)(c)(e)(g)	6.500%	10/01/2017	373,125
1,002,000	Oceanografia, S.A. de C.V., Callable 02/15/2013 (b)	11.250%	07/15/2015	771,740
2,000,000	OGX Austria GMBH, Callable 06/01/2015 (b)	8.500%	06/01/2018	1,800,000
3,850,000	OSX-3 Leasing BV, Callable 06/20/2013 (b)	9.250%	03/20/2015	3,970,312
1,300,000	Panoro Energy ASA, Callable 11/15/2014 (b)(c)	12.000%	11/15/2018	1,374,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ENERGY, Continued
$650,000	Penn Virginia Resource Partners LP (Acquired 05/11/2012 and 06/18/2012, Cost $505,128 and $151,455, respectively), Callable 06/01/2016 (c)(e)(g)	8.375%		06/01/2020	$700,375
1,000,000	Petroleos de Venezuela, S.A. (b)	4.900%		10/28/2014	956,000
3,000,000	Petroleos de Venezuela, S.A. (b)	5.000%		10/28/2015	2,752,500
875,000	PHI, Inc., Callable 10/15/2014	8.625%		10/15/2018	936,250
275,000	Plains Exploration & Production Co., Callable 06/15/2016	6.125%		06/15/2019	299,750
350,000	Plains Exploration & Production Co., Callable 02/01/2017	6.750%		02/01/2022	392,875
500,000	Rosneft (b)	4.199%		03/06/2022	508,750
175,000	Sandridge Energy, Inc., Callable 03/15/2016	7.500%		03/15/2021	187,250
1,275,000	Sandridge Energy, Inc., Callable 04/15/2017	8.125%		10/15/2022	1,396,124
1,100,000	Sea Trucks Group (b)	12.000	%(a)	01/31/2015	1,089,000
150,000	SESI LLC, Callable 05/01/2015	6.375%		05/01/2019	160,500
700,000	SESI LLC, Callable 12/15/2016	7.125%		12/15/2021	778,750
3,030,000	Sinek (Edel Capital) (b)	7.700%		08/03/2015	3,196,650
225,000	Tesoro Logistics LP/Corp. (Acquired 09/07/2012, Cost $225,000), Callable 10/01/2016 (c)(e)(g)	5.875%		10/01/2020	233,438
20,000,000	Tethys Oil AB, Callable 09/07/2013 (b)	9.500%		09/07/2015	3,183,073
1,125,000	W&T Offshore, Inc., Callable 06/15/2015	8.500%		06/15/2019	1,209,375
350,000	W&T Offshore, Inc. (Acquired 10/17/2012, Cost $370,584), Callable 06/15/2015 (c)(e)(g)	8.500%		06/15/2019	376,250

					53,729,619

ENTERTAINMENT: 0.5%
625,000	Cedar Fair LP, Callable 8/01/2014	9.125%		08/01/2018	703,125
175,000	Cinemark USA Inc. (Acquired 12/04/2012, Cost $175,000), Callable 12/15/2017 (c)(e)(g)	5.125%		12/15/2022	177,188
375,000	Cinemark USA Inc., Callable 06/15/2016	7.375%		06/15/2021	414,375
500,000	Cinemark USA Inc., Callable 06/15/2014	8.625%		06/15/2019	553,750
475,000	Regal Cinemas Corp., Callable 07/15/2014	8.625%		07/15/2019	524,875
850,000	Six Flags Entertainment Corp. (Acquired 12/11/2012, Cost $850,000), Callable 01/15/2016 (c)(e)(g)	5.250%		01/15/2021	850,000

					3,223,313

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENVIRONMENTAL: 0.0%
$325,000	ADS Waste Holdings Inc. (Acquired 09/25/2012, Cost $327,139), Callable 10/01/2016 (c)(e)(g)	8.250%	10/01/2020	$341,250

FINANCIAL INSTITUTIONS/SERVICES: 6.8%
750,000	AKBHC (Tinkoff) (b)	10.750%	09/18/2015	768,750
1,250,000	AKBHC (Tinkoff) (b)	14.000%	06/06/2018	1,288,863
475,000	Ally Financial Inc.	4.500%	02/11/2014	488,656
1,075,000	Ally Financial Inc.	5.500%	02/15/2017	1,149,995
775,000	Ally Financial Inc.	6.250%	12/01/2017	858,093
850,000	Ally Financial Inc.	7.500%	09/15/2020	1,026,375
575,000	Ally Financial Inc.	8.000%	03/15/2020	704,375
1,575,000	Ally Financial Inc.	8.300%	02/12/2015	1,754,155
3,000,000	Astana Finance USD (b)(f)(j)	9.000%	11/16/2011	270,000
1,000,000	Banco BMG (b)	8.000%	04/15/2018	880,000
901,842	Bank Nadra (b)	8.000%	06/22/2017	514,050
1,500,000	CB Rencap (Ren Consumer) (b)	13.000%	04/01/2013	1,496,250
325,000	CIT Group, Inc. (Acquired 03/23/2011 Cost $325,000) (c)(e)(g)	6.625%	04/01/2018	367,250
175,000	CIT Group, Inc. (NJ)	4.250%	08/15/2017	180,205
325,000	CIT Group, Inc. (NJ) (Acquired 02/02/2012, Cost $325,000) (c)(e)(g)	4.750%	02/15/2015	338,000
575,000	CIT Group, Inc. (NJ)	5.000%	05/15/2017	609,500
1,500,000	CIT Group, Inc. (NJ)	5.250%	03/15/2018	1,605,000
225,000	CIT Group, Inc. (NJ)	5.375%	05/15/2020	245,813
500,000	Development Bank of Mongolia (b)	5.750%	03/21/2017	517,946
11,000,000	Egidaco Investments Ltd., Callable 06/29/2013 (b)	12.750%	12/29/2013	1,742,233
2,165,000	First Ukrainian International Bank (b)	11.000%	12/31/2014	2,140,752
250,000	International Lease Finance Corp.	4.875%	04/01/2015	258,770
775,000	International Lease Finance Corp.	5.875%	08/15/2022	820,889
725,000	International Lease Finance Corp.	6.250%	05/15/2019	772,125
200,000	International Lease Finance Corp.	8.250%	12/15/2020	238,500
225,000	International Lease Finance Corp.	8.625%	09/15/2015	252,844
1,725,000	International Lease Finance Corp.	8.750%	03/15/2017	1,992,375
475,000	International Lease Finance Corp.	8.875%	09/01/2017	558,163
2,000,000	JSC Halyk Bank (b)	7.750%	05/13/2013	2,031,000
500,000	Neuberger Berman Group/Finance (Acquired 03/12/2012 and 03/29/2012, Cost $225,000 and $278,180, respectively), Callable 03/15/2015 (c)(e)(g)	5.625%	03/15/2020	523,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

FINANCIAL INSTITUTIONS/SERVICES, Continued
$400,000	Neuberger Berman Group/Finance (Acquired 03/12/2012 and 05/08/2012, Cost $300,000 and $103,331), Callable 03/15/2017 (c)(e)(g)	5.875%		03/15/2022	$424,000
1,000,000	Nomos Bank (b)	10.000%		04/26/2019	1,022,900
1,350,000	Nuveen Investments Inc. (Acquired 09/12/2012, Cost $1,350,000), Callable 10/15/2016 (c)(e)(g)	9.500%		10/15/2020	1,343,250
3,000,000	Promsvyazbank OJSC Via PSB Finance SA (b)	10.200%		11/06/2019	3,101,249
3,000,000	Russian Standard Finance SA (b)	10.750%		04/10/2018	3,134,999
1,000,000	Sberbank of Russia Via SB Capital SA (b)	5.125%		10/29/2022	1,018,750
3,000,000	Tamweel (b)	4.310%		01/23/2013	2,984,025
200,000	Turkiye Is Bankasi A.S. (b)	6.000%		10/24/2022	210,750
500,000	Turkiye Vakiflar Bankasi T.A.O., Callable 01/15/2014 (b)	5.750%		04/24/2017	541,250
2,500,000	Turkiye Vakiflar Bankasi T.A.O. (Acquired 12/03/2012, Cost $2,593,793) (b)(c)(e)(g)	6.000%		11/01/2022	2,587,500
1,000,000	Ukreximbank Via Biz Finance PLC (b)	8.375%		04/27/2015	992,500
500,000	Yapi ve Kredi Bankasi A.S. (b)	5.500%		12/06/2022	502,500

					44,258,350

FOOD & BEVERAGE: 3.3%
675,000	Aramark Corp.	3.813	%(a)	02/01/2015	672,469
725,000	Aramark Corp., Callable 02/01/2013	8.500%		02/01/2015	728,632
1,100,000	Aramark Corp. (Acquired 04/04/2011 - 05/17/2012, Aggregate Cost $1,110,969), Callable 05/01/2013 (c)(e)(g)	8.625%		05/01/2016	1,126,136
1,000,000	Avangardo Investments (b)	10.000%		10/29/2015	935,000
337,000	B & G Foods Inc., Callable 01/15/2014	7.625%		01/15/2018	362,275
1,020,000	Ceagro Agricola Ltd. (b)	10.750%		05/16/2016	999,518
975,000	Constellation Brands, Inc.	6.000%		05/01/2022	1,116,375
275,000	Darling International Inc., Callable 12/15/2014	8.500%		12/15/2018	315,906
450,000	Dean Foods Co.	7.000%		06/01/2016	493,875
1,600,000	Dean Foods Co., Callable 12/15/2014	9.750%		12/15/2018	1,840,000
1,925,000	Del Monte Foods Co., Callable 02/15/2014	7.625%		02/15/2019	2,006,813

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FOOD & BEVERAGE, Continued
$1,000,000	Fufeng Group Ltd., Callable 04/13/2014 (b)	7.625%	04/13/2016	$995,000
1,000,000	MHPSA Ukraine (b)	10.250%	04/29/2015	1,052,500
550,000	Michael Foods Inc. (Acquired 12/11/2012, Cost $547,250), Callable 07/15/2014 (c)(e)(g)	8.500%	07/15/2018	561,000
2,050,000	Michael Foods Inc., Callable 07/15/2014	9.750%	07/15/2018	2,265,250
825,000	Pinnacle Foods Finance LLC, Callable 09/01/2013	8.250%	09/01/2017	878,625
321,000	Pinnacle Foods Finance LLC, Callable 04/01/2013	9.250%	04/01/2015	325,815
475,000	Shearer’s Foods LLC (Acquired 10/24/2012 and 11/30/2012, Cost $428,958 and $51,673, respectively), Callable 11/01/2015 (c)(e)(g)	9.000%	11/01/2019	498,750
425,000	Smithfield Foods, Inc., Callable 08/15/2017	6.625%	08/15/2022	469,625
875,000	Smithfield Foods, Inc.	7.750%	07/01/2017	1,019,375
2,600,000	U.S. Foodservice, Inc. (Acquired 05/06/2011 - 12/19/2012, Aggregate Cost $2,608,301), Callable 06/30/2014 (c)(e)(g)	8.500%	06/30/2019	2,652,000

				21,314,939

GAMING: 1.7%
950,000	Affinity Gaming LLC/Finance (Acquired 05/04/2012, Cost $950,000), Callable 05/15/2015 (c)(e)(g)	9.000%	05/15/2018	992,750
852,000	American Casino & Entertainment, Callable 06/15/2013	11.000%	06/15/2014	875,430
725,000	Ameristar Casinos, Inc., Callable 04/15/2015	7.500%	04/15/2021	785,719
700,000	Caesars Entertainment, Callable 02/15/2016	8.500%	02/15/2020	694,750
550,000	Chester Downs & Marina (Acquired 01/27/2012 - 02/01/2012, Aggregate Cost $559,405), Callable 02/01/2016 (c)(e)(g)	9.250%	02/01/2020	540,375
1,350,000	Harrahs Entertainment Inc., Callable 06/01/2013	11.250%	06/01/2017	1,446,187
250,000	MGM Mirage Inc. (Acquired 09/14/2012, Cost $250,000) (c)(e)(g)	6.750%	10/01/2020	255,313
400,000	MGM Mirage Inc.	7.500%	06/01/2016	429,000
775,000	MGM Mirage Inc.	7.750%	03/15/2022	829,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

GAMING, Continued
$1,000,000	MGM Mirage Inc. (Acquired 01/11/2012, Cost $1,000,000) (c)(e)(g)	8.625%	02/01/2019	$1,115,000
350,000	Penn National Gaming Inc., Callable 08/15/2014	8.750%	08/15/2019	399,000
875,000	Rivers Pittsburgh LP/Finance (Acquired 05/30/2012 - 07/16/2012, Aggregate Cost $897,696), Callable 06/15/2015 (c)(e)(g)	9.500%	06/15/2019	949,375
450,000	Seminole Indian Tribe of Florida (Acquired 11/03/2010 - 06/01/2012, Aggregate Cost $469,932), Callable 10/01/2013 (c)(e)(g)	7.750%	10/01/2017	486,563
715,000	Seminole Indian Tribe of Florida, (Acquired 11/19/2009 and 01/05/2012, Cost $177,048 and $508,192, respectively), Callable 10/01/2018 (c)(e)(g)	7.804%	10/01/2020	734,591
600,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. (Acquired 04/20/2011 - 12/22/2011, Aggregate Cost $611,449), Callable 10/15/2013 (c)(e)(g)	8.625%	04/15/2016	643,500

				11,176,803

HEALTH CARE: 5.1%
1,300,000	Biomet Inc. (Acquired 07/25/2012 and 09/18/2012, Cost $750,000 and $576,835, respectively), Callable 08/01/2015 (c)(e)(g)	6.500%	08/01/2020	1,381,250
925,000	Biomet Inc. (Acquired 09/18/2012, Cost $925,000), Callable 10/01/2015 (c)(e)(g)	6.500%	10/01/2020	919,219
1,150,000	CDRT Holding Corp. (Acquired 09/24/2012, Cost $1,116,886), Callable 10/01/2013 (c)(e)(g)	9.250%	10/01/2017	1,173,000
625,000	CRC Health Corp., Callable 02/01/2013 (f)	10.750%	02/01/2016	609,375
475,000	DaVita Inc., Callable 08/15/2017	5.750%	08/15/2022	500,531
1,225,000	DJO Finance LLC, Callable 04/15/2014	7.750%	04/15/2018	1,179,063
300,000	DJO Finance LLC (Acquired 03/13/2012 and 05/04/2012, Cost $175,000 and $129,282, respectively), Callable 03/15/2015 (c)(e)(g)	8.750%	03/15/2018	327,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HEALTH CARE, Continued
$150,000	DJO Finance LLC, Callable 10/15/2013	9.750%	10/15/2017	$133,500
700,000	DJO Finance LLC (Acquired 09/14/2012, Cost $700,000), Callable 04/15/2015 (c)(e)(g)	9.875%	04/15/2018	722,750
1,775,000	Emergency Medical Services Corp., Callable 06/01/2014	8.125%	06/01/2019	1,949,172
1,300,000	Grifols Inc., Callable 02/01/2014	8.250%	02/01/2018	1,431,625
250,000	HCA Holdings, Inc.	6.250%	02/15/2021	256,250
1,850,000	HCA Holdings, Inc., Callable 11/15/2015	7.750%	05/15/2021	2,007,250
400,000	HCA, Inc.	5.875%	03/15/2022	435,000
825,000	HCA, Inc.	5.875%	05/01/2023	853,875
275,000	HCA, Inc.	6.500%	02/15/2020	309,375
3,250,000	HCA, Inc.	7.500%	02/15/2022	3,721,250
350,000	HCA, Inc., Callable 08/15/2014	7.875%	02/15/2020	389,375
600,000	Hologic, Inc. (Acquired 07/19/2012, Cost $600,000), Callable 08/01/2015 (c)(e)(g)	6.250%	08/01/2020	646,500
1,575,000	Iasis Healthcare Corp., Callable 05/15/2014	8.375%	05/15/2019	1,488,375
1,175,000	Jaguar Holding Co. (Acquired 11/15/2011 - 07/10/2012, Aggregate Cost $1,205,390), Callable 12/01/2014 (c)(e)(g)	9.500%	12/01/2019	1,333,625
575,000	Jaguar Holding Co. I (Acquired 10/10/2012, Cost $564,248), Callable 10/15/2014 (c)(e)(g)	9.375%	10/15/2017	603,750
1,850,000	Multiplan, Inc. (Acquired 08/12/2010 - 05/17/2012, Aggregate Cost $1,927,447), Callable 09/01/2014 (c)(e)(g)	9.875%	09/01/2018	2,062,750
975,000	Omnicare Inc., Callable 06/01/2015	7.750%	06/01/2020	1,082,250
825,000	Physiotherapy Associates Holdings Inc. (Acquired 04/18/2012 - 07/24/2012, Aggregate Cost $840,202), Callable 05/01/2015 (c)(e)(g)	11.875%	05/01/2019	734,250
925,000	PSS World Medical, Inc., Callable 03/01/2017	6.375%	03/01/2022	1,091,500
1,050,000	United Surgical Partners, Callable 04/01/2015	9.000%	04/01/2020	1,165,500
675,000	Universal Hospital Services, Inc. (Acquired 07/24/2012, Cost $675,000), Callable 08/15/2015 (c)(e)(g)	7.625%	08/15/2020	711,281

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HEALTH CARE, Continued
$1,675,000	Vanguard Health Holdings LLC/ Inc., Callable 02/01/2014	8.000%	02/01/2018	$1,733,625
1,750,000	VWR Funding Inc. (Acquired 08/20/2012, Cost $1,750,000), Callable 09/15/2014 (c)(e)(g)	7.250%	09/15/2017	1,837,500
775,000	Wolverine Healthcare Analytics, Inc. (Acquired 05/24/2012 - 08/17/2012, Aggregate Cost $784,132), Callable 06/01/2016 (c)(e)(g)	10.625%	06/01/2020	825,375

				33,615,891

INDUSTRIALS: 2.7%
200,000	American Tire Distributors Inc., Callable 06/01/2013	9.750%	06/01/2017	212,000
225,000	Amsted Industries (Acquired 06/26/2012, Cost $239,600), Callable 03/15/2014 (c)(e)(g)	8.125%	03/15/2018	240,750
800,000	Belden Inc. (Acquired 08/13/2012 and 11/26/2012, Cost $725,000 and $76,886, respectively), Callable 09/01/2017 (c)(e)(g)	5.500%	09/01/2022	822,000
375,000	Cleaver-Brooks Inc. (Acquired 12/11/2012, Cost $372,604), Callable 12/15/2015 (c)(e)(g)	8.750%	12/15/2019	387,188
500,000	Dematic SA (Acquired 12/13/2012 and 12/14/2012, Cost $250,000 and $251,248, respectively), Callable 12/15/2015 (b)(c)(e)(g)	7.750%	12/15/2020	500,000
800,000	Dynacast International LLC, Callable 07/15/2015	9.250%	07/15/2019	856,000
500,000	Evraz Group S.A. (b)	7.400%	04/24/2017	527,500
700,000	General Cable Corp. (Acquired 09/20/2012, Cost $700,000), Callable 10/01/2017 (c)(e)(g)	5.750%	10/01/2022	724,500
2,000,000	Grupo Kuo, S.A.B. de C.V., Callable 12/04/2017 (b)	6.250%	12/04/2022	2,140,000
400,000	Hillman Group Inc./The (Acquired 12/18/2012, Cost $425,889), Callable 06/01/2014 (c)(e)(g)	10.875%	05/31/2018	430,000
850,000	Hillman Group Inc./The, Callable 06/01/2014	10.875%	06/01/2018	913,750
2,000,000	Interpipe Ukraine (b)	10.250%	08/02/2017	1,600,000
825,000	J.B. Poindexter & Co., Inc. (Acquired 03/23/2012 and 05/09/2012, Cost $775,000 and $51,444, respectively), Callable 04/01/2017 (c)(e)(g)	9.000%	04/01/2022	852,844

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

INDUSTRIALS, Continued
$575,000	Knowledge Learning Center (Acquired 07/21/2009 - 05/24/2011, Aggregate Cost $570,132), Callable 02/01/2013 (c)(e)(g)	7.750%	02/01/2015	$531,875
675,000	Maxim Crane Works LP (Acquired 03/31/2010 - 05/02/2012, Aggregate Cost $678,586), Callable 04/15/2013 (c)(e)(g)	12.250%	04/15/2015	691,875
575,000	Milacron LLC (Acquired 04/20/2012 - 05/22/2012, Aggregate Cost $579,166), Callable 05/15/2015 (c)(e)(g)	8.375%	05/15/2019	589,375
400,000	MMI International Ltd. (Acquired 02/17/2012 and 07/11/2012, Cost $200,000 and $209,153, respectively), Callable 03/01/2015) (b)(c)(e)(g)	8.000%	03/01/2017	424,000
950,000	Mueller Water Products Inc., Callable 06/01/2013	7.375%	06/01/2017	980,875
292,000	Mueller Water Products Inc., Callable 09/01/2015	8.750%	09/01/2020	332,880
1,050,000	RBS Global & Rexnord Corp., Callable 05/01/2014	8.500%	05/01/2018	1,137,937
150,000	Silver II Borrower SCA (Acquired 12/05/2012, Cost $150,000), Callable 12/15/2015 (b)(c)(e)(g)	7.750%	12/15/2020	155,250
275,000	Thermon Industries, Inc., Callable 05/01/2014	9.500%	05/01/2017	305,250
2,500,000	TMK Bonds SA (b)	5.250%	02/11/2015	2,552,500

				17,908,349

LODGING: 0.1%
200,000	Choice Hotels International, Inc.	5.750%	07/01/2022	221,500
675,000	Host Hotels & Resorts, LP, Callable 07/01/2021	6.000%	10/01/2021	774,563

				996,063

MATERIALS: 2.3%
1,000,000	African Minerals Ltd., Callable 02/24/2015 (b)	8.500%	02/10/2017	998,900
2,000,000	Banro Corp., Callable 03/01/2014 (b)	10.000%	03/01/2017	1,660,000
500,000	Banro Corp. (Acquired 11/29/2012, Cost $421,147), Callable 03/01/2014 (b)(c)(e)(g)	10.000%	03/01/2017	415,000
1,000,000	Carmen Copper Corp. (b)	6.500%	03/21/2017	989,835

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MATERIALS, Continued
$1,000,000	EuroChem Mineral & Chemical Co. OJSC (Acquired 12/05/2012, Cost $1,000,000) (b)(c)(e)(g)	5.125%	12/12/2017	$1,007,712
2,000,000	First Quantum Minerals Ltd., Callable 10/15/2015 (b)	7.250%	10/15/2019	2,020,000
700,000	London Mining Jersey Plc (b)	8.000%	02/15/2016	655,760
1,000,000	Metalloinvest Finance Ltd. (b)	6.500%	07/21/2016	1,051,250
4,300,000	Tizir Ltd. (b)	9.000%	09/28/2017	4,289,249
2,000,000	Vedanta Resources Jersey II Ltd. (b)	4.000%	03/30/2017	1,987,000

				15,074,706

MEDIA - CABLE: 0.9%
350,000	Cequel Communications Holdings I LLC (Acquired 10/11/2012 and 12/13/2012, Cost $100,000 and $257,492, respectively), Callable 09/15/2015 (c)(e)(g)	6.375%	09/15/2020	364,438
225,000	Charter Communications Holdings II, Callable 02/15/2018	5.125%	02/15/2023	224,438
650,000	Charter Communications Holdings II, Callable 01/31/2017	6.625%	01/31/2022	710,125
500,000	Charter Communications Holdings II, Callable 01/15/2014	7.000%	01/15/2019	539,375
450,000	Charter Communications Holdings II, Callable 12/01/2015	7.375%	06/01/2020	499,500
400,000	Charter Communications Holdings II, Callable 04/30/2013	7.875%	04/30/2018	430,500
50,000	Charter Communications Holdings II, Callable 04/30/2015	8.125%	04/30/2020	56,000
1,775,000	DISH DBS Corp.	5.875%	07/15/2022	1,908,124
1,000,000	Virgin Media Finance Plc (b)	5.250%	02/15/2022	1,060,000

				5,792,500

MEDIA - NON-CABLE: 3.1%
200,000	AMC Networks Inc., Callable 12/15/2017	4.750%	12/15/2022	201,000
675,000	AMC Networks Inc., Callable 07/15/2016	7.750%	07/15/2021	772,875
621,000	Clear Channel Communications, Inc. (Acquired 10/25/2012, Cost $560,148), Callable 07/15/2015 (c)(e)(g)	9.000%	12/15/2019	568,215
1,675,000	Clear Channel Communications, Inc., Callable 03/01/2016	9.000%	03/01/2021	1,494,937
300,000	Clear Channel Worldwide (Acquired 11/06/2012, Cost $297,000), Callable 11/15/2017 (c)(e)(g)	6.500%	11/15/2022	308,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MEDIA - NON-CABLE, Continued
$800,000	Clear Channel Worldwide (Acquired 11/06/2012, Cost $800,000), Callable 11/15/2017 (c)(e)(g)	6.500%	11/15/2022	$830,000
1,475,000	Clear Channel Worldwide, Callable 03/15/2015	7.625%	03/15/2020	1,484,313
1,550,000	Crown Media Holdings, Inc., Callable 07/15/2015	10.500%	07/15/2019	1,745,687
975,000	Cumulus Media, Inc., Callable 05/01/2015	7.750%	05/01/2019	957,938
1,000,000	Entercom Radio, LLC, Callable 12/01/2015	10.500%	12/01/2019	1,100,000
703,000	Entravision Communications Corp., Callable 08/01/2013	8.750%	08/01/2017	762,755
175,000	Intelsat Jackson Holdings (Acquired 09/19/2012, Cost $175,000), Callable 12/15/2017 (b)(c)(e)(g)	6.625%	12/15/2022	180,688
350,000	Intelsat Jackson Holdings, Callable 04/01/2015 (b)	7.250%	04/01/2019	376,250
900,000	Intelsat Jackson Holdings (Acquired 04/12/2012, Cost $914,817), Callable 10/15/2015 (b)(c)(e)(g)	7.250%	10/15/2020	976,500
275,000	Intelsat Jackson Holdings, Callable 04/01/2016 (b)	7.500%	04/01/2021	303,188
475,000	Intelsat Jackson Holdings, Callable 11/01/2014 (b)	8.500%	11/01/2019	532,000
450,000	Lamar Media Corp. (Acquired 10/25/2012, Cost $450,000), Callable 05/01/2018 (c)(e)(g)	5.000%	05/01/2023	462,375
200,000	Lamar Media Corp., Callable 02/01/2017	5.875%	02/01/2022	217,000
350,000	Lamar Media Corp., Callable 04/15/2014	7.875%	04/15/2018	386,750
1,050,000	Logo Merger Sub Corp. (Acquired 10/05/2012 - 12/12/2012, Aggregate Cost $1,058,680), Callable 10/15/2015 (c)(e)(g)	8.375%	10/15/2020	1,055,250
275,000	Nexstar Broadcasting Group, Inc., Callable 04/15/2014	8.875%	04/15/2017	301,813
325,000	Nielsen Finance LLC (Acquired 09/19/2012 - 10/16/2012, Aggregate Cost $325,460), Callable 10/01/2016 (c)(e)(g)	4.500%	10/01/2020	323,375
700,000	Nielsen Finance LLC, Callable 10/15/2014	7.750%	10/15/2018	782,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MEDIA - NON-CABLE, Continued
$175,000	Sirius XM Radio Inc. (Acquired 12/06/2012 and 12/17/2012, Cost $75,655 and $101,498, respectively), Callable 08/15/2017 (c)(e)(g)	5.250%	08/15/2022	$176,750
1,450,000	SSI Investments II/Co. LLC, Callable 06/01/2014	11.125%	06/01/2018	1,604,063
950,000	Townsquare Radio LLC/Inc. (Acquired 03/30/2012 and 07/25/2012, Cost $819,500 and $132,447, respectively), Callable 04/01/2015 (c)(e)(g)	9.000%	04/01/2019	1,042,625
1,300,000	XM Satellite Radio Inc. (Acquired 10/13/2010 - 07/03/2012, Aggregate Cost $1,338,905), Callable 11/01/2014 (c)(e)(g)	7.625%	11/01/2018	1,449,499

				20,396,346

PACKAGING: 2.1%
1,625,000	Ardagh Packaging Finance Plc (Acquired 09/30/2010 - 11/30/2012, Aggregate Cost $1,693,097), Callable 10/15/2015 (b)(c)(e)(g)	9.125%	10/15/2020	1,771,250
200,000	Ardagh Packaging Finance Plc (Acquired 01/19/2012, Cost $193,109), Callable 10/15/2015 (b)(c)(e)(g)	9.125%	10/15/2020	217,000
450,000	Ball Corp.	5.000%	03/15/2022	481,500
300,000	Berry Plastics Corp., Callable 05/15/2014	9.500%	05/15/2018	330,000
425,000	Bway Holding Co., Callable 06/15/2014	10.000%	06/15/2018	471,750
825,000	Bway Parent Co. Inc. (Acquired 10/24/2012 and 11/20/2012, Cost $675,000 and $147,789, respectively), Callable 06/15/2014 (c)(e)(g)	9.500%	11/01/2017	825,000
400,000	Greif Inc.	7.750%	08/01/2019	462,000
950,000	Packaging Dynamics Corp. (Acquired 01/25/2011 - 07/03/2012, Aggregate Cost $976,609), Callable 02/01/2013 (c)(e)(g)	8.750%	02/01/2016	992,750
200,000	Pactiv LLC	7.950%	12/15/2025	164,000
700,000	Reynolds Group (Acquired 09/14/2012, Cost $700,000), Callable 10/15/2015 (c)(e)(g)	5.750%	10/15/2020	722,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

PACKAGING, Continued
$100,000	Reynolds Group, Callable 10/15/2014	7.125%		04/15/2019	$107,500
2,100,000	Reynolds Group, Callable 02/15/2016	8.250%		02/15/2021	2,131,500
375,000	Reynolds Group, Callable 05/15/2014	8.500%		05/15/2018	384,375
675,000	Reynolds Group, Callable 10/15/2014	9.000%		04/15/2019	702,000
1,950,000	Reynolds Group, Callable 08/15/2015	9.875%		08/15/2019	2,086,500
1,875,000	Sealed Air Corp. (Acquired 09/16/2011 - 05/21/2012, Aggregate Cost $2,003,386), Callable 09/15/2016 (c)(e)(g)	8.375%		09/15/2021	2,142,187

					13,992,062

PAPER: 0.4%
600,000	Clearwater Paper Corp., Callable 11/01/2014	7.125%		11/01/2018	654,000
450,000	Graphic Packaging International Corp., Callable 06/15/2013	9.500%		06/15/2017	486,000
775,000	Longview Fibre Paper & Packaging Inc. (Acquired 05/17/2011 - 04/23/2012, Aggregate Cost $777,166), Callable 06/01/2013 (c)(e)(g)	8.000%		06/01/2016	813,749
300,000	Rock-Tenn Co. (Acquired 02/14/2012, Cost $299,727) (c)(e)(g)	4.450%		03/01/2019	323,663
100,000	Rock-Tenn Co. (Acquired 02/14/2012, Cost $99,810) (c)(e)(g)	4.900%		03/01/2022	108,069

					2,385,481

REAL ESTATE: 0.4%
1,000,000	Bio City Development (b)(f)	8.000%		07/06/2018	998,750
500,000	Evergrande Real Estate Group Ltd. (b)	13.000%		01/27/2015	542,500
500,000	Renhe Commercial Holdings Co. Ltd. (b)	13.000%		03/10/2016	365,000
254,767,000	Stroika Finance Ltd. (b)(f)	7.100	%(a)	06/25/2019	750,492

					2,656,742

RESTAURANTS: 0.7%
2,000,000	DineEquity, Inc., Callable 10/30/2014	9.500%		10/30/2018	2,272,500
1,175,000	NPC International, Inc., Callable 01/15/2016	10.500%		01/15/2020	1,363,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

RESTAURANTS, Continued
$1,100,000	Seminole Hard Rock Entertainment, Inc. (Acquired 03/22/2012, Cost $1,090,439) (c)(e)(g)	2.808	%(a)	03/15/2014	$1,091,750

					4,727,250

RETAILERS: 2.5%
400,000	AAH Holdings Corp (Acquired 07/24/2012 and 07/26/2012, Cost $204,000 and $204,939, respectively), Callable 08/01/2015 (c)(e)(g)	8.875%		08/01/2020	429,000
500,000	Academy Ltd / Academy Finance Corp. (Acquired 12/06/2012 and 12/18/2012, Cost $447,750 and $50,996, respectively), Callable 12/15/2013 (c)(e)(g)	8.000%		06/15/2018	506,250
1,050,000	Academy Ltd / Academy Finance Corp. (Acquired 07/25/2011 - 06/13/2012, Aggregate Cost $1,061,003), Callable 08/01/2014 (c)(e)(g)	9.250%		08/01/2019	1,165,500
275,000	Express LLC/Express Finance, Callable 03/01/2014	8.750%		03/01/2018	297,688
1,100,000	Gymboree Corp./The, Callable 12/01/2014	9.125%		12/01/2018	979,000
350,000	Limited Brands Inc.	5.625%		02/15/2022	380,625
350,000	Limited Brands Inc.	8.500%		06/15/2019	427,000
1,700,000	Michaels Stores, Inc., Callable 11/01/2014	7.750%		11/01/2018	1,865,749
900,000	Needle Holdings Inc. (Acquired 10/09/2012, Cost $888,876), Callable 04/15/2014 (c)(e)(g)	9.750%		10/15/2019	907,875
1,975,000	Needle Merger Corp. (Acquired 03/03/2011 - 07/18/2012, Aggregate Cost $1,956,969), Callable 03/15/2014 (c)(e)(g)	8.125%		03/15/2019	2,009,563
350,000	Penske Automotive Group, Inc. (Acquired 08/14/2012, Cost $350,000), Callable 10/01/2017 (c)(e)(g)	5.750%		10/01/2022	360,500
1,125,000	PETCO Animal Supplies Stores, Inc. (Acquired 11/19/2010 - 06/01/2012, Aggregate Cost $1,172,238), Callable 12/01/2013 (c)(e)(g)	9.250%		12/01/2018	1,248,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

RETAILERS, Continued
$1,300,000	PETCO Holdings Inc. (Acquired 10/04/2012 and 11/29/2012, Cost $1,218,875 and $77,038, respectively), Callable 10/15/2013 (c)(e)(g)	8.500%		10/15/2017	$1,335,750
200,000	PVH Corp., Callable 12/15/2017	4.500%		12/15/2022	202,000
150,000	QVC Inc. (Acquired 03/17/2010, Cost $150,000), Callable 04/15/2013 (c)(e)(g)	7.125%		04/15/2017	157,303
200,000	QVC Inc. (Acquired 09/24/2009, Cost $200,381), Callable 10/01/2014 (c)(e)(g)	7.500%		10/01/2019	220,664
175,000	Sally Holdings LLC, Callable 06/01/2017	5.750%		06/01/2022	189,875
1,075,000	Sally Holdings LLC, Callable 11/15/2015	6.875%		11/15/2019	1,187,875
1,150,000	Yankee Candle Co., Inc./The, Callable 02/15/2013	9.750%		02/15/2017	1,197,449
1,375,000	Yankee Candle Co., Inc./The, Callable 02/15/2013	10.250%		02/15/2016	1,419,825

					16,488,241

SERVICES: 0.6%
1,225,000	Carlson Wagonlit B.V. (Acquired 05/09/2012 - 06/27/2012, Aggregate Cost $1,241,719), Callable 06/15/2015 (b)(c)(e)(g)	6.875%		06/15/2019	1,292,375
1,275,000	Garda World Security Corp. (Acquired 03/08/2010 - 10/17/2012, Aggregate Cost $1,324,867), Callable 03/15/2014 (b)(c)(e)(g)	9.750%		03/15/2017	1,335,563
800,000	Monitronics International, Inc., Callable 04/01/2016	9.125%		04/01/2020	824,000
300,000	Reliance Intermediate Holdings (Acquired 07/23/2009 and 08/06/2009, Cost $144,502 and $147,750, respectively), Callable 12/15/2014 (b)(c)(e)(g)	9.500%		12/15/2019	340,500

					3,792,438

SOVEREIGN: 1.1%
1,190,000	City Of Kyiv (b)	9.375%		07/11/2016	1,094,503
4,378,000	EXIM of Ukraine CJSC/The Via Credit Suisse First Boston International (b)	5.793	%(a)	02/09/2016	3,589,960

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

SOVEREIGN, Continued
$2,000,000	Republic of Belarus (b)	8.750%	08/03/2015	$2,048,800
200,000	Republic of Croatia (b)	6.250%	04/27/2017	219,300

				6,952,563

TECHNOLOGY: 6.9%
750,000	Advanced Micro Devices, Inc., Callable 08/01/2015	7.750%	08/01/2020	628,125
725,000	Advanced Micro Devices, Inc., Callable 12/15/2013	8.125%	12/15/2017	661,563
775,000	Allen Systems Group, Inc. (Acquired 12/10/2010 - 02/28/2012, Aggregate Cost $731,496), Callable 11/15/2013 (c)(e)(f)(g)	10.500%	11/15/2016	573,500
1,075,000	Aspect Software Inc., Callable 05/15/2014	10.625%	05/15/2017	972,875
1,525,000	Audatex North America Inc. (Acquired 06/10/2011 - 04/10/2012, Aggregate Cost $1,555,171), Callable 06/15/2014 (c)(e)(g)	6.750%	06/15/2018	1,631,749
1,775,000	CDW LLC / CDW Finance, Callable 04/01/2015	8.500%	04/01/2019	1,921,437
452,000	CDW LLC / CDW Finance, Callable 10/15/2012	12.535%	10/12/2017	483,075
1,775,000	CommScope, Inc. (Acquired 01/11/2011 - 06/15/2012, Aggregate Cost $1,827,334), Callable 01/15/2015 (c)(e)(g)	8.250%	01/15/2019	1,943,624
1,825,000	Eagle Parent Inc., Callable 05/01/2015	8.625%	05/01/2019	1,916,249
1,075,000	Emdeon, Inc., Callable 12/31/2015	11.000%	12/31/2019	1,241,625
400,000	Fidelity National Information Services, Inc., Callable 07/15/2014	7.875%	07/15/2020	452,500
1,250,000	First American Corp./The, Callable 06/01/2016	7.250%	06/01/2021	1,359,375
250,000	First Data Corp. (Acquired 03/09/2012, Cost $248,750), Callable 06/15/2015 (c)(e)(g)	7.375%	06/15/2019	258,750
450,000	First Data Corp. (Acquired 07/13/2011 - 08/10/2011, Aggregate Cost $423,623), Callable 01/15/2016 (c)(e)(g)	8.250%	01/15/2021	450,000
2,725,000	First Data Corp. (Acquired 07/21/2011 - 11/19/2012, Aggregate Cost $2,632,722), Callable 01/15/2016 (c)(e)(g)	8.750%	01/15/2022	2,786,312

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$675,000	Freescale Semiconductor, Inc. (Acquired 04/07/2010 - 04/11/2011, Aggregate Cost $688,675), Callable 04/15/2014 (c)(e)(g)	9.250%	04/15/2018	$737,438
900,000	Freescale Semiconductor, Inc., Callable 08/01/2015	10.750%	08/01/2020	965,250
250,000	GXS Worldwide Inc., Callable 06/15/2013	9.750%	06/15/2015	260,625
400,000	IAC/InterActiveCorp (Acquired 12/18/2012, Cost $400,000), Callable 12/15/2017 (c)(e)(g)	4.750%	12/15/2022	398,000
825,000	iGATE Corp., Callable 05/01/2014	9.000%	05/01/2016	894,094
850,000	Igloo Holdings Corp. (Acquired 12/13/2012 and 12/14/2012, Cost $643,541 and $199,500), Callable 12/15/2013 (c)(e)(g)	8.250%	12/15/2017	839,375
1,225,000	Infor (US), Inc., Callable 04/01/2015	9.375%	04/01/2019	1,375,063
1,650,000	Infor (US), Inc., Callable 07/15/2015	11.500%	07/15/2018	1,930,499
1,125,000	Interactive Data Corp., Callable 08/01/2014	10.250%	08/01/2018	1,265,625
950,000	Iron Mountain Inc., Callable 10/01/2015	7.750%	10/01/2019	1,071,125
1,325,000	Kemet Corp., Callable 05/01/2014	10.500%	05/01/2018	1,306,781
775,000	Legend Acquisition Sub (Acquired 08/14/2012 and 11/19/2012, Cost $666,185 and $98,049, respectively), Callable 08/15/2015 (c)(e)(g)	10.750%	08/15/2020	701,375
1,325,000	Lender Processing Services, Callable 10/15/2017	5.750%	04/15/2023	1,374,687
550,000	Magnachip Semiconductor S.A., Callable 04/15/2014 (b)	10.500%	04/15/2018	616,000
250,000	NCR Corp. (Acquired 12/04/2012, Cost $250,000), Callable 02/15/2017 (c)(e)(g)	4.625%	02/15/2021	250,000
475,000	NCR Corp. (Acquired 09/12/2012 - 11/20/2012, Aggregate Cost $478,935), Callable 07/15/2017 (c)(e)(g)	5.000%	07/15/2022	482,719
800,000	Nuance Communications, Inc. (Acquired 08/09/2012 - 11/20/2012, Aggregate Cost $814,947), Callable 08/15/2016 (c)(e)(g)	5.375%	08/15/2020	836,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$150,000	Seagate HDD Cayman, Callable 05/01/2015 (b)	6.875%	05/01/2020	$159,563
1,000,000	Seagate HDD Cayman, Callable 05/01/2016 (b)	7.000%	11/01/2021	1,072,500
250,000	Seagate HDD Cayman, Callable 12/15/2014 (b)	7.750%	12/15/2018	274,688
375,000	Seagate Technology HDD Holdings (b)	6.800%	10/01/2016	420,000
600,000	Serena Software, Inc., Callable 03/15/2013	10.375%	03/15/2016	615,000
475,000	Sitel LLC/ Sitel Finance Corp., Callable 04/01/2014	11.500%	04/01/2018	334,875
1,575,000	Sophia LP/Financial Inc. (Acquired 01/11/2012 - 10/17/2012, Aggregate Cost $1,638,403), Callable 01/15/2015 (c)(e)(g)	9.750%	01/15/2019	1,697,063
1,250,000	Spansion LLC, Callable 11/15/2013	7.875%	11/15/2017	1,275,000
550,000	Stream Global Services Inc., Callable 10/01/2013	11.250%	10/01/2014	574,750
275,000	Sungard Data Systems Inc. (Acquired 10/18/2012, Cost $275,000), Callable 11/01/2015 (c)(e)(g)	6.625%	11/01/2019	281,188
50,000	Sungard Data Systems Inc., Callable 11/15/2013	7.375%	11/15/2018	53,563
575,000	Sungard Data Systems Inc., Callable 11/15/2015	7.625%	11/15/2020	628,188
1,675,000	Syniverse Holdings, Inc., Callable 01/15/2015	9.125%	01/15/2019	1,788,062
475,000	Trans Union LLC, Callable 06/15/2014	11.375%	06/15/2018	553,375
475,000	TransUnion Holding Co. (Acquired 10/23/2012, Cost $472,625), Callable 06/15/2014 (c)(e)(g)	8.125%	06/15/2018	490,438
1,200,000	TransUnion Holding Co., Callable 06/15/2014	9.625%	06/15/2018	1,269,000
850,000	Viasystems, Inc. (Acquired 04/24/2012 - 07/27/2012, Aggregate Cost $848,285), Callable 05/01/2015 (c)(e)(g)	7.875%	05/01/2019	833,000

				44,905,668

TELECOMMUNICATIONS: 1.0%
3,000,000	Aerospace Satellite Corp. Holding B.V., Callable 11/16/2013 (b)	12.750%	11/16/2015	3,307,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TELECOMMUNICATIONS, Continued
$200,000	Telefonica Celular del Paraguay S.A. (Acquired 12/06/2012, Cost $200,000), Callable 12/13/2017 (b)(c)(e)(g)	6.750%	12/13/2022	$209,500
1,000,000	VimpelCom Holdings BV (b)	7.504%	03/01/2022	1,146,250
1,000,000	Wind Acquisition Holding, Callable 07/15/2013 (b)	12.250%	07/15/2017	1,020,000
675,000	Windstream Corp., Callable 09/01/2014	8.125%	09/01/2018	737,438

				6,420,688

TRANSPORTATION: 0.3%
550,000	Azerbaijan Railways (b)	8.250%	02/18/2016	594,440
825,000	Hertz Corp., Callable 04/15/2015	6.750%	04/15/2019	900,281
175,000	Hertz Corp., Callable 10/15/2014	7.500%	10/15/2018	193,375

				1,688,096

UTILITY - ELECTRIC: 1.2%
1,035,000	Calpine Corp. (Acquired 12/01/2011 - 06/13/2012, Aggregate Cost $1,088,244), Callable 11/01/2015 (c)(e)(g)	7.500%	02/15/2021	1,143,675
2,000,000	Dtek Finance BV (b)	9.500%	04/28/2015	2,014,900
175,000	Energy Future Intermediate Holding Co. LLC (Acquired 08/09/2012 and 10/18/2012, Cost $75,000 and $103,266, respectively), Callable 02/15/2015 (c)(e)(g)	6.875%	08/15/2017	186,375
700,000	Energy Future Intermediate Holding Co. LLC, Callable 12/01/2015	10.000%	12/01/2020	789,250
700,000	Energy Future Intermediate Holding Co. LLC (Acquired 02/01/2012 and 08/09/2012, Cost $295,605 and $408,814, respectively), Callable 03/01/2017 (c)(e)(g)	11.750%	03/01/2022	777,000
200,000	Hrvatska Elektroprivreda (b)	6.000%	11/09/2017	211,000
150,000	NRG Energy Inc.	7.625%	01/15/2018	166,500
800,000	NRG Energy Inc., Callable 05/15/2014	7.625%	05/15/2019	856,000
875,000	NRG Energy Inc., Callable 05/15/2016	7.875%	05/15/2021	971,250
575,000	NRG Energy Inc., Callable 09/01/2015	8.250%	09/01/2020	644,000
100,000	Texas Competitive Electric Holdings Co. LLC (Acquired 04/14/2011, Cost $99,295), Callable 04/01/2016 (c)(e)(g)	11.500%	10/01/2020	78,250

				7,838,200

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

UTILITY - NATURAL GAS: 1.6%
$925,000	Access Midstream Partners LP / ACMP Finance Corp., Callable 12/15/2017	4.875%	05/15/2023	$938,875
1,050,000	Crosstex Energy/ Crosstex Energy Finance, Callable 02/15/2014	8.875%	02/15/2018	1,134,000
675,000	El Paso Corp.	6.500%	09/15/2020	762,165
400,000	El Paso Corp.	7.250%	06/01/2018	462,335
1,950,000	Energy Transfer Equity LP	7.500%	10/15/2020	2,252,250
900,000	Holly Energy Partners LP (Acquired 02/28/2012 - 05/30/2012, Aggregate Cost $900,934), Callable 03/01/2016 (c)(e)(g)	6.500%	03/01/2020	962,999
150,000	Holly Energy Partners LP, Callable 03/15/2014	8.250%	03/15/2018	163,125
425,000	Inergy Midstream LP (Acquired 11/29/2012, Cost $425,000), Callable 12/15/2016 (c)(e)(g)	6.000%	12/15/2020	438,813
925,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Callable 12/15/2016	6.250%	06/15/2022	1,008,250
200,000	Regency Energy Partners LP, Callable 10/15/2017	5.500%	04/15/2023	213,500
125,000	Regency Energy Partners LP, Callable 12/01/2014	6.875%	12/01/2018	136,250
227,000	Regency Energy Partners LP, Callable 06/01/2013	9.375%	06/01/2016	243,458
189,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Callable 08/01/2016	7.375%	08/01/2021	205,538
464,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Callable 10/01/2014	7.500%	10/01/2018	499,960
200,000	Targa Resources Partners (Acquired 01/26/2012, Cost $200,000), Callable 02/01/2017 (c)(e)(g)	6.375%	08/01/2022	218,000
675,000	Targa Resources Partners, Callable 02/01/2016	6.875%	02/01/2021	739,125

				10,378,643

WIRELESS COMMUNICATIONS: 2.1%
450,000	Digicel Group Ltd. (Acquired 02/07/2012 and 02/23/2012, Cost $200,000 and $251,737, respectively), Callable 02/15/2016 (b)(c)(e)(g)	7.000%	02/15/2020	481,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

WIRELESS COMMUNICATIONS, Continued
$725,000	Digicel Group Ltd. (Acquired 11/23/2009 - 04/25/2012, Aggregate Cost $747,500), Callable 09/01/2013 (b)(c)(e)(g)	8.250%	09/01/2017	$775,750
900,000	Digicel Group Ltd. (Acquired 09/05/2012, Cost $900,000), Callable 09/30/2016 (b)(c)(e)(g)	8.250%	09/30/2020	990,000
600,000	Digicel Group Ltd. (Acquired 11/29/2011 - 06/11/2012, Aggregate Cost $610,089), Callable 04/15/2014 (b)(c)(e)(g)	10.500%	04/15/2018	660,000
450,000	Digicel Group Ltd. (Acquired 07/09/2009 - 01/05/2010, Aggregate Cost $460,829), Callable 04/01/2013 (b)(c)(e)(g)	12.000%	04/01/2014	489,375
400,000	Level 3 Communications, Inc. (Acquired 07/18/2012 and 10/17/2012, Cost $100,000 and $320,522, respectively), Callable 06/01/2015 (c)(e)(g)	8.875%	06/01/2019	426,000
1,150,000	Level 3 Financing, Inc., Callable 07/01/2015	8.125%	07/01/2019	1,253,500
475,000	Level 3 Financing, Inc., Callable 01/15/2016	8.625%	07/15/2020	527,250
1,175,000	MetroPCS Wireless, Inc., Callable 11/15/2015	6.625%	11/15/2020	1,248,438
550,000	MetroPCS Wireless, Inc., Callable 09/01/2014	7.875%	09/01/2018	595,375
3,050,000	Sprint Capital Corp.	6.875%	11/15/2028	3,172,000
1,400,000	Sprint Capital Corp.	6.900%	05/01/2019	1,526,000
600,000	Sprint Nextel Corp. (Acquired 02/27/2012, Cost $600,000) (c)(e)(g)	7.000%	03/01/2020	697,500
675,000	Sprint Nextel Corp. (Acquired 11/04/2011 and 12/13/2011, Cost $625,000 and $51,441, respectively) (c)(e)(g)	9.000%	11/15/2018	833,625

				13,676,313

TOTAL CORPORATE BONDS
(Cost $419,561,044)				435,268,573

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ASSET BACKED SECURITIES: 3.9%
$17,590,504	BT SPE, LLC (Acquired 07/06/2011, Cost $17,590,504) (e)(f)(g)(i )	9.250%		06/06/2016	$17,033,765
500,000	Start VI CLO Ltd. CLN (Acquired 10/17/2012, Cost $521,219) (b)(c)(e)(g)	16.360	%(a)	04/01/2015	519,990
500,000	Start VI CLO Ltd. CLN (b)	16.360	%(a)	04/01/2015	519,990
3,500,000	Start VII CLO Ltd. CLN (Acquired 12/06/2011 and 07/25/2012, Cost $3,000,000 and $526,089, respectively) (b)(c)(e)(g)	15.311	%(a)	06/09/2016	3,662,645
3,764,706	Yapi Dpr Finance (b)	0.947	%(a)	11/21/2014	3,622,099

					25,358,489

TOTAL ASSET BACKED SECURITIES
(Cost $25,796,015)					25,358,489

FOREIGN GOVERNMENT AGENCY ISSUES: 1.3%
1,489,248	Ghana Government Bond (b)	14.250%		07/25/2016	663,441
1,000,000	Mongolia International Bond (Acquired 11/28/2012 - 12/04/2012, Aggregate Cost $998,366) (b)(c)(e)(g)	4.125%		01/05/2018	992,713
1,000,000	Mongolia International Bond (b)	5.125%		12/05/2022	980,000
2,372,394	Republic of Bosnia & Herzegovina (b)	1.063	%(a)	12/11/2017	2,567,797
1,342,141	Republic of Bosnia & Herzegovina - Series B (b)	1.063	%(a)	12/11/2021	1,399,540
500,000	Republic of Serbia (Acquired 11/15/2012, Cost $495,675) (b)(c)(e)(g)	5.250%		11/21/2017	518,750
1,200,000	Russia-Eurobond (b)	3.250%		04/04/2017	1,275,000

					8,397,241

TOTAL FOREIGN GOVERNMENT AGENCY ISSUES
(Cost $8,383,244)					8,397,241

MORTGAGE BACKED SECURITY: 0.2%
1,000,000	Sea Lane	14.310	%(a)	02/12/2016	1,036,810

TOTAL MORTGAGE BACKED SECURITY
(Cost $1,000,000)					1,036,810

LOANS: 21.7% (a)
AEROSPACE: 0.5%
347,664	AM General Corp.	3.207%		09/30/2013	337,234
158,488	AWAS Aviation	4.750%		06/26/2018	159,545

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AEROSPACE, Continued
$538,650	Dae Aviation Holdings, Inc.	6.250%	10/18/2018	$544,050
400,000	Delta Air Lines, Inc.	5.250%	10/16/2018	402,900
625,062	Huntington Ingalls Industries	2.750%	03/23/2016	625,062
255,000	Silver II Acquisition	5.000%	12/05/2019	257,231
230,000	Six3 Systems, Inc.	7.000%	09/28/2019	228,850
274,400	Transdigm Inc.	4.000%	02/14/2017	275,682
175,000	WESCO Distribution, Inc.	4.500%	12/04/2019	175,693
280,000	WP CPP Holdings (d)	0.000%	12/21/2019	280,700

				3,286,947

BROADCASTING: 0.9%
101,676	Barrington Broadcasting Group LLC	10.250%	05/08/2017	102,184
899,136	Clear Channel Communications, Inc.	3.611%	07/30/2014	872,467
1,003,737	Clear Channel Communications, Inc.	3.862%	01/28/2016	807,507
1,068,557	Clear Channel Communications, Inc.	3.862%	01/29/2016	880,726
1,011,051	Cumulus Media, Inc.	4.500%	07/22/2018	1,013,270
225,000	Cumulus Media, Inc.	7.500%	01/22/2019	231,469
166,800	Entercom Radio, LLC	5.000%	11/17/2018	167,791
515,721	Gray Television, Inc.	4.750%	10/11/2019	518,840
270,169	Hubbard Radio, LLC	5.250%	04/09/2017	272,307
90,000	Hubbard Radio, LLC	8.750%	04/09/2018	91,350
150,000	LIN Television Corp. (d)	0.000%	12/15/2018	150,626
23,771	Mission Broadcasting, Inc.	4.500%	11/19/2019	24,009
56,229	Nexstar Broadcasting Group, Inc.	4.500%	11/19/2019	56,791
438,710	Radio One	7.500%	03/31/2016	443,842
67,343	Univision Communications, Inc.	2.212%	09/29/2014	67,217
205,622	Univision Communications, Inc.	4.462%	03/29/2017	202,056

				5,902,452

CABLE/WIRELESS VIDEO: 0.9%
130,000	Atlantic Broadband Finance, LLC	4.500%	09/20/2019	131,008
350,870	Bresnan Communications, LLC	4.500%	12/14/2017	352,263
1,066,937	Cequel Communications, LLC	4.000%	02/10/2019	1,071,183
1,551,014	Charter Communications Operating, LLC	2.712%	07/28/2014	1,547,865
352,337	Charter Communications Operating, LLC	4.000%	05/05/2019	355,074
520,000	Kabel Deutschland GMBH	4.250%	02/01/2019	523,468
259,350	MCC Iowa	4.000%	01/15/2020	259,241
336,375	MCC Iowa	4.500%	10/23/2017	336,796
325,050	San Juan Cable, LLC	6.000%	05/31/2017	326,409
525,000	San Juan Cable, LLC	10.000%	06/09/2018	534,623
85,000	WaveDivision Escrow LLC/WaveDivision Escrow Corp.	5.500%	08/09/2019	85,795
282,775	WideOpenWest Finance, LLC	6.250%	07/12/2018	285,679

				5,809,404

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CHEMICALS: 0.5%
$72,266	Ascend Performance Materials Operations LLC	6.750%	04/04/2018	$71,811
714,642	Ashland, Inc.	3.750%	07/12/2018	721,789
126,213	Hexion Specialty Chemicals, Inc.	0.140%	05/05/2013	121,164
113,013	Huntsman International LLC	2.462%	06/30/2016	113,061
229,733	Huntsman International LLC	2.757%	04/19/2017	229,662
645,125	Ineos Group Holdings Plc	6.500%	05/27/2018	651,411
108,900	Polyone Corp.	5.000%	11/01/2017	109,419
405,000	PQ Corp.	5.250%	05/01/2017	406,968
441,603	Styron LLC	8.000%	08/02/2017	429,530
163,762	Taminco Global	5.250%	05/31/2019	164,583
223,529	Univar, Inc.	5.000%	07/02/2017	222,588

				3,241,986

CONSUMER DURABLES: 0.1%
600,000	Serta Simmons Holdings LLC	5.000%	09/19/2019	600,498
83,362	Wolverine World Wide, Inc.	4.000%	07/31/2019	83,885

				684,383

CONSUMER NON-DURABLES: 0.2%
382,475	Bausch & Lomb Inc.	5.250%	05/14/2019	385,214
495,000	PVH Corp. (d)	0.000%	12/19/2019	497,337
105,000	Spectrum Brands Inc.	4.500%	11/06/2019	105,951
196,357	Warnaco, Inc.	3.750%	06/30/2018	195,701

				1,184,203

DIVERSIFIED MEDIA: 1.4%
836,591	Affinion Group Inc.	6.500%	04/19/2016	766,086
235,000	Cinemark USA Inc. (d)	0.000%	12/13/2019	234,756
338,300	EMI Music Publishing Ltd.	5.500%	03/05/2018	342,115
113,390	Formula One	6.000%	04/23/2017	114,910
140,000	Getty Images, Inc.	4.750%	10/31/2019	140,000
144,915	Harland Clark Holdings	2.712%	06/30/2014	139,580
1,439,622	Harland Clark Holdings	5.462%	06/30/2017	1,329,945
992,805	IMG World Wide Inc. (f)	5.500%	06/16/2016	995,294
715,204	Instant Web Inc.	3.587%	08/07/2014	548,919
491,250	Kasima, LLC	5.000%	03/31/2017	491,250
305,162	Live Nation, Inc.	4.500%	11/06/2016	308,221
530,874	Nielsen Finance LLC	3.963%	05/02/2016	532,775
1,260,000	Tribune Co. (d)	0.000%	12/17/2019	1,256,850
250,000	Van Wagner Communications, LLC	8.250%	08/01/2018	252,293
985,000	Village Roadshow Films, Ltd.	4.750%	11/16/2017	989,925
213,939	Weather Channel, Inc./ The	4.250%	02/11/2017	215,926
190,000	WMG Acquisition Corp.	5.250%	10/25/2018	192,020

				8,850,865

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY: 3.9%
$345,000	Alon USA Inc. (d)	0.000%	11/09/2018	$346,294
351,013	Aventine Renewable Energy Holdings, Inc. (f)	12.500%	12/20/2015	259,750
4,166,667	Bashneft (b)	1.760%	08/16/2014	4,083,332
1,340,000	Chesapeake Energy Corp.	5.750%	12/02/2017	1,340,335
389,030	CITGO Petroleum Corp.	8.000%	06/24/2015	390,651
1,885,000	Energy Transfer Equity LP	3.750%	03/23/2017	1,897,253
405,000	EP Energy LLC	4.500%	04/30/2019	405,867
2,500,000	Glencore International (b)	2.110%	07/12/2013	2,411,250
1,347,969	Glenn Pool Oil & Gas Trust	4.500%	06/01/2016	1,347,969
1,683,687	MEG Energy Corp.	4.000%	03/16/2018	1,695,992
1,518,515	Obsidian Natural Gas Trust	7.000%	11/02/2016	1,533,700
804,812	Offshore Group Investment Ltd. (b)	6.250%	10/17/2017	801,250
1,070,000	Plains Exploration & Production Co.	4.000%	10/15/2019	1,073,349
4,000,000	PT Bumi Resources Tbk (b)	11.213%	08/30/2013	3,961,999
1,153,846	Rosneft (b)	1.161%	02/22/2013	1,146,923
3,064,516	Sonangol Finance (b)	1.212%	10/15/2014	2,943,549

				25,639,463

FINANCIALS: 2.0%
300,000	Alliant Insurance Services, Inc. (d)	0.000%	12/07/2019	300,300
145,000	American Capital Holdings, Inc.	5.500%	08/15/2016	146,450
1,558,157	Asurion Corp.	5.500%	05/20/2018	1,572,570
89,172	Asurion Corp.	9.000%	05/20/2019	91,662
575,652	BNY ConvergEx Group, LLX	5.250%	12/30/2016	551,998
265,000	BNY ConvergEx Group, LLX	8.750%	12/30/2017	249,267
54,000	CNO Financial Group, Inc. (Conseco)	4.250%	09/20/2016	54,338
695,000	Delos Aircraft Inc.	4.750%	04/04/2016	700,213
360,496	iStar Financial Inc.	5.250%	03/19/2016	363,200
1,808,852	iStar Financial Inc.	5.750%	10/11/2017	1,820,917
175,000	iStar Financial Inc.	7.000%	03/19/2017	183,313
5,003,471	JSC BTA Bank	4.728%	09/30/2013	3,552,463
184,100	Nuveen Investments Inc.	5.813%	11/13/2014	184,745
185,900	Nuveen Investments Inc.	5.813%	05/13/2017	186,597
420,000	Residential Capital, LLC	5.000%	11/13/2014	420,655
65,000	Residential Capital, LLC	6.750%	11/14/2013	65,447
1,935,000	Springleaf Finance Funding Co.	5.500%	05/10/2017	1,922,209
225,000	TCW Group, Inc./The (d)	0.000%	12/20/2019	225,000
355,000	USI Holdings Corp. (d)	0.000%	12/27/2019	353,818
261,149	Virtu Financial LLC	8.250%	07/07/2016	260,979

				13,206,141

FOOD & DRUG: 0.2%
916,355	Dunkin Finance Corp.	4.000%	11/23/2017	922,769
160,000	Smart & Final Inc.	5.750%	11/15/2019	159,800

				1,082,569

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FOOD & TOBACCO: 0.3%
$75,000	AdvancePierre Foods, Inc.	5.750%	06/20/2017	$75,750
284,287	Blue Buffalo Co., Ltd.	6.500%	08/07/2019	285,832
139,650	Brasa Holdings Inc.	7.500%	07/18/2019	140,350
124,688	Burger King Corp.	3.750%	09/26/2019	125,094
272,489	Landry’s, Inc.	6.500%	04/25/2018	275,106
138,950	Pinnacle Foods Group Inc.	4.750%	09/29/2018	139,894
1,282,639	Valinor Public Ltd. (f)	10.000%	12/20/2012	897,848
259,350	Wendy’s International	4.750%	04/20/2019	261,869

				2,201,743

FOREST PRODUCTS/CONTAINERS: 0.1%
144,498	Berry Plastics Corp.	2.212%	04/03/2015	143,579
80,000	Bway Holding Co.	4.500%	08/31/2017	80,560
159,600	Consolidated Container Co. LLC	5.000%	07/03/2019	159,733
364,087	Reynolds Group	4.750%	09/21/2018	368,058
79,000	Sealed Air Corp.	4.000%	11/14/2018	80,072

				832,002

GAMING/LEISURE: 0.8%
166,094	CCM Merger, Inc.	6.000%	03/01/2017	166,299
707,944	Cedar Fair-Canada (b)	4.000%	12/15/2017	713,990
104,733	ClubCorp Club Operations, Inc.	5.000%	11/14/2016	105,914
80,000	Harrahs Entertainment Inc. (d)	0.000%	01/28/2015	78,646
445,000	Harrahs Entertainment Inc.	3.210%	01/28/2015	437,471
809,701	Harrahs Entertainment Inc.	3.210%	02/02/2015	795,999
348,000	Harrahs Entertainment Inc.	5.460%	03/01/2018	310,155
326,760	Las Vegas Sands	1.760%	05/23/2014	327,048
248,409	Las Vegas Sands	2.760%	11/23/2015	248,752
912,561	Las Vegas Sands	2.760%	11/23/2016	913,824
255,000	MGM Resorts International	4.250%	12/20/2019	257,486
95,000	Peninsula Gaming, LLC	5.750%	08/03/2017	96,069
124,685	Penn National Gaming Inc.	3.750%	06/21/2018	124,959
505,515	SeaWorld Parks & Entertainment, Inc.	4.000%	08/14/2017	508,678
199,498	Seminole Indian Tribe of Florida	1.811%	03/05/2014	199,922
246,875	Seven Seas Cruises	6.250%	12/16/2018	249,961

				5,535,173

HEALTH CARE: 2.1%
108,625	Alkermes, Inc	4.000%	09/18/2016	109,725
109,725	Alkermes, Inc	4.500%	09/18/2019	110,550
320,000	Ardent Health Services LLC (d)	0.000%	05/19/2018	322,400
690,845	Ardent Health Services LLC	7.250%	09/14/2015	691,709
215,000	AssuraMed Holding, Inc.	5.500%	10/19/2019	217,017
577,022	Axcan Intermediate Holdings, Inc.	5.500%	02/09/2017	579,434
130,000	Biomet Inc. (d)	0.000%	07/25/2017	130,632
1,073,176	Carestream Health Holdings, Inc.	5.000%	02/25/2017	1,068,128
586,996	Community Health Systems, Inc.	3.811%	01/25/2017	590,148

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HEALTH CARE, Continued
$432,201	ConvaTec Healthcare	5.000%	12/22/2016	$436,882
300,000	DaVita Inc.	4.000%	09/01/2019	301,593
642,889	Drumm Investors LLC	5.000%	04/28/2018	601,527
1,105,000	HCA, Inc.	3.462%	05/01/2018	1,107,298
500,000	HCA, Inc.	3.561%	03/31/2017	501,170
478,800	Hologic, Inc.	4.500%	07/19/2019	484,100
129,669	IMS Health Inc.	4.500%	08/26/2017	130,562
720,875	INC Research, Inc.	7.000%	07/11/2018	724,479
488,775	Par Pharmaceutical Companies	5.000%	09/18/2019	487,859
255,000	Patheon Inc. (d)	0.000%	12/06/2018	253,725
355,228	RCHP, Inc.	8.000%	11/02/2018	355,228
2,585,299	Royalty Pharma	3.500%	05/01/2018	2,604,738
252,781	Royalty Pharma	4.000%	11/09/2018	255,315
125,000	Sage Products, Inc.	5.250%	11/30/2019	125,625
390,402	Universal Health Services, Inc.	3.750%	11/15/2016	392,518
140,000	Valeant Pharmaceuticals International	4.250%	02/27/2019	140,774
130,000	Valeant Pharmaceuticals International	4.250%	09/27/2019	130,623
182,584	Vanguard Health Systems	5.000%	01/15/2016	184,258
109,051	Warner Chilcott	4.250%	03/15/2018	109,917
628,142	Warner Chilcott	4.250%	03/16/2018	633,130

				13,781,064

HOUSING: 1.1%
2,528,222	Capital Automotive LP	5.250%	03/10/2017	2,548,316
1,127,825	CB Richard Ellis Services, Inc.	3.462%	03/05/2018	1,127,259
2,819,080	CB Richard Ellis Services, Inc.	3.710%	09/04/2019	2,818,487
648,029	Crown Castle International Corp.	4.000%	01/25/2019	651,004
245,636	Realogy Corp.	4.461%	10/10/2016	246,147
17,767	Realogy Corp.	4.603%	10/10/2016	17,804

				7,409,017

INFORMATION TECHNOLOGY: 1.0%
36,631	Airvana Network Solutions, Inc.	10.000%	03/26/2014	36,700
132,995	Avaya Inc.	3.062%	12/10/2014	130,053
34,912	Avaya Inc.	8.000%	03/31/2018	34,256
265,000	Blackboard Inc. (d)	0.000%	10/04/2018	267,401
514,973	CDW LLC/CDW Finance	4.000%	07/15/2017	512,139
193,843	Cinedigm Digital Funding I	5.250%	04/21/2016	193,843
150,000	CompuCom Systems, Inc.	6.500%	10/03/2018	150,500
11,212	First Data Corp.	2.961%	09/24/2014	11,197
40,000	First Data Corp.	5.211%	09/30/2018	39,172
90,875	Flexera Software, LLC	7.500%	10/02/2017	91,334
314,376	Freescale Semiconductor, Inc.	4.464%	12/01/2016	307,302
238,200	Genesys Telecommunications, Inc.	6.750%	01/25/2019	240,141
613,155	Interactive Data Corp.	4.500%	02/11/2018	615,576

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

INFORMATION TECHNOLOGY, Continued
$458,850	Lawson Software, Inc.	5.250%	04/05/2018	$462,627
217,437	Lawson Software, Inc.	5.750%	10/30/2016	220,766
218,243	Microsemi Corp.	4.000%	02/02/2018	219,698
282,875	Oberthur Technologies	6.252%	03/30/2019	280,025
270,000	Peak 10, Inc.	7.250%	10/23/2018	271,350
309,225	Presidio, Inc.	5.750%	03/08/2017	309,225
380,000	Riverbed Technology, Inc. (d)	0.000%	12/13/2019	383,010
134,325	Semtech Corp	4.250%	03/15/2017	135,332
129,350	Shield Finance (aka Sophos)	6.500%	05/04/2019	129,188
182,571	SS&C Technologies, Inc.	5.000%	05/23/2019	184,916
505,000	Sungard Data Systems Inc.	4.500%	01/01/2015	508,788
492,525	Syniverse Holdings, Inc.	5.000%	04/20/2019	496,228
216,957	Telx Group, Inc.	6.250%	09/22/2017	218,725
159,200	WestCorp	5.750%	06/10/2018	161,473

				6,610,965

MANUFACTURING: 0.4%
150,000	Alliance Laundry Systems LLC (d)	0.000%	12/10/2018	151,125
186,671	Allison Transmission, Inc.	2.710%	08/07/2014	187,429
313,689	Allison Transmission, Inc.	4.250%	08/15/2019	315,996
237,000	Boomerang Tube, LLC	11.000%	10/08/2017	233,400
356,210	Frac Tech International	8.500%	05/06/2016	294,942
194,512	Genpact International, Inc.	4.250%	08/17/2019	195,854
222,923	NACCO Materials Handling Group	5.000%	11/08/2018	222,923
508,709	Sensata Technologies B.V. (b)	3.750%	05/12/2018	510,886
135,000	Tomkins LLC / Tomkins Inc.	5.000%	11/05/2018	136,098
178,488	Wabash National Corp.	6.000%	05/02/2019	180,426

				2,429,079

METALS/MINERALS: 0.8%
154,226	Arch Coal, Inc.	5.750%	05/16/2018	155,603
155,000	Atlas Iron Ltd. (d)	0.000%	12/07/2017	153,063
3,257,162	FMG Resources (August 2006) Pty Ltd.	5.250%	10/31/2017	3,281,649
1,284,962	Novelis Inc.	4.000%	03/10/2017	1,295,912
483,659	Walter Energy Corp.	5.750%	03/04/2018	485,874

				5,372,101

RETAIL: 0.4%
184,538	Academy Ltd / Academy Finance Corp.	4.750%	08/03/2018	185,496
181,513	Ascena Retail Group, Inc.	4.750%	06/08/2018	182,571
280,000	Collective Brands, Inc.	7.250%	09/19/2019	283,150
347,375	HMK Intermediate Holdings, LLC	7.250%	03/30/2018	348,246
69,471	J. Crew Group, Inc	4.500%	02/10/2018	69,636
105,000	OSI Restaurant Partners, LLC	5.750%	10/23/2019	105,962
194,513	Party City Holdings Inc.	5.750%	07/23/2019	196,492

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

RETAIL, Continued
$379,949	PETCO Animal Supplies Stores, Inc.	4.500%	11/24/2017	$382,461
94,763	Pilot Travel Centers LLC	4.250%	08/06/2019	95,198
199,500	Savers, Inc.	5.000%	07/09/2019	200,000
312,726	Toys R Us-Delaware, Inc.	5.250%	05/25/2018	298,850

				2,348,062

SERVICES: 0.7%
334,594	Acosta, Inc.	5.000%	03/02/2018	337,522
225,000	Advanced Disposal Services Waste Holdings, Inc.	5.250%	09/25/2019	227,531
303,475	Alix Partners, LLP	6.500%	05/31/2019	306,897
37,276	Aramark Corp.	0.059%	01/27/2014	37,183
462,724	Aramark Corp.	3.462%	07/29/2016	462,968
337,950	Avis Budget Car Rental, LLC	4.250%	03/02/2019	339,983
120,000	Brand Energy & Infrastructure Services, Inc. (d)	0.000%	10/16/2016	118,830
105,000	Brand Energy & Infrastructure Services, Inc. (d)	0.000%	10/16/2018	103,714
65,000	Corporate Executive Board Co./The	5.000%	08/02/2019	65,285
300,000	Dematic SA (d)	0.000%	12/18/2019	300,000
164,588	Harbor Freight Tools USA, Inc.	5.500%	11/10/2017	166,233
435,888	Hertz Corp.	3.750%	03/04/2018	436,931
220,000	Logo Merger Sub Corp.	5.000%	10/11/2019	220,000
200,000	Progressive Waste Solutions Ltd.	3.500%	10/24/2019	201,250
374,940	Sedgwick CMS Holdings, Inc.	5.000%	12/31/2016	375,718
284,449	Vertafore, Inc.	5.250%	07/29/2016	286,351
319,200	Web.com Group, Inc.	5.500%	10/27/2017	320,602

				4,306,998

SOVEREIGN: 0.3%
379,464	Egypt Paris Club (b)(d)	0.000%	12/31/2018	288,392
2,000,000	Kenya Ministry Of Finance (b)	5.459%	05/15/2014	1,957,000

				2,245,392

TELECOMMUNICATIONS: 0.6%
225,000	Consolidated Communications, Inc.	5.250%	12/31/2018	224,507
801,900	DigitalGlobe, Inc.	5.750%	10/07/2018	803,412
110,000	Fibertech Networks, LLC (d)	0.000%	11/29/2019	110,688
536,250	Integra Telecom	9.250%	04/15/2015	536,024
450,000	Intelsat Jackson Holdings (b)	3.210%	02/01/2014	448,970
585,000	Intelsat Jackson Holdings (b)	4.500%	04/02/2018	589,510
590,000	Level 3 Communications, Inc.	4.750%	08/01/2019	592,460
145,000	Level 3 Communications, Inc.	5.250%	08/01/2019	146,224
75,000	SBA Senior Finance II, LLC	3.750%	09/20/2019	75,281
94,525	Windstream Corp.	4.000%	08/03/2019	95,058
598,496	Zayo Group, LLC	5.250%	06/15/2019	605,060

				4,227,194

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TRANSPORTATION: 1.0%
$3,000,000	A’ayan Leasing (f)	3.349%	04/13/2011	$600,000
79,800	August Holding Co.	6.250%	04/27/2018	80,600
2,895,000	Azerbaijan Railways (b)	4.210%	12/17/2014	2,787,329
951,385	Delphi Corp.	3.500%	03/31/2017	955,352
215,000	FleetPride	5.500%	11/16/2019	215,067
105,000	HHI Holdings LLC	7.000%	10/03/2018	106,050
90,000	Navistar International Corp.	7.000%	08/16/2017	90,225
428,189	Pinafore, LLC	4.250%	09/29/2016	430,245
440,034	Remy International	6.250%	12/17/2016	442,234
600,000	Schaeffler Finance BV (b)(d)	0.000%	01/31/2017	606,378

				6,313,480

UTILITY: 1.0%
1,047,514	AES Corp.	4.250%	05/25/2018	1,057,822
190,000	Astoria Generating Co. Acquisitions, LLC	8.500%	10/26/2017	190,435
720,393	Calpine Corp.	4.500%	03/04/2018	726,590
83,725	Calpine Corp.	4.500%	04/01/2018	84,445
364,087	Calpine Corp.	4.500%	09/28/2019	367,036
4,035,784	Interpipe Ukraine (b)(f)	5.313%	03/06/2014	3,006,658
163,929	NGPL Pipeco LLC	6.750%	05/16/2017	167,542
351,804	NRG Energy Inc.	4.000%	06/10/2018	355,250
59,241	TPF Generation Holdings, LLC	0.211%	12/15/2013	59,093
684,899	TXU Energy Co. LLC	4.810%	10/10/2017	454,972

				6,469,843

WIRELESS COMMUNICATIONS: 0.5%
60,000	Cricket Communications, Inc.	4.750%	10/03/2019	60,250
410,048	MetroPCS Wireless, Inc.	4.000%	03/15/2018	410,434
184,538	nTelos Inc.	5.750%	11/07/2019	177,138
2,619,514	Vodafone Americas Finance (f)	6.875%	08/10/2015	2,671,905

				3,319,727

TOTAL LOANS
(Cost $142,845,420)				142,290,253

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Principal Amount / Shares		Coupon Rate	Maturity Date	Value

WARRANTS: 0.4%
FINANCIAL SERVICES: 0.4%
$6,339,000	Alliance Bank JSC (b)			$1,838,310
1,838,100	Alliance Bank JSC (b)(c)			533,049

				2,371,359

TOTAL WARRANTS
(Cost $3,315,097)				2,371,359

COMMON STOCK: 0.0%
ENERGY: 0.0%
3,837	Aventine Renewable Energy Holdings, Inc. (f)			57,555

TOTAL COMMON STOCK
(Cost $0)				57,555

SHORT TERM INVESTMENTS: 5.2%
COMMERCIAL PAPER: 1.3%
250,000	Astana Finance B.V. (b)(f)(j)	7.875%	06/08/2010	26,399
2,500,000	Grupo Famsa S.A.B de C.V. (b)(f)	8.500%	02/15/2013	2,499,275
3,633,000	Grupo Senda Autotransportes, S.A. de C.V., Callable 10/03/2013 (b)	10.500%	10/03/2015	3,760,154
2,000,000	Russian CP - Globex Euro (b)(f)		06/13/2013	1,964,845

				8,250,673

CORPORATE BOND: 0.3%
2,000,000	Argentina Bonar Bonds Series VII (b)	7.000%	09/12/2013	2,020,000

MONEY MARKET INVESTMENT: 3.6%
23,585,839	First American Government Obligations Fund, 0.02% (h)			23,585,839

TOTAL SHORT TERM INVESTMENTS
(Cost $33,788,085)				33,856,512

TOTAL INVESTMENTS
(Cost $634,688,905), 99.2%				648,636,792
OTHER ASSETS IN EXCESS OF LIABILITIES, 0.8%				5,458,231

TOTAL NET ASSETS, 100.0%				$654,095,023

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

(a)	Variable Rate.
(b)	Foreign security.
(c)	144A Security.
(d)	Non-income Producing.
(e)	Restricted that represents 21.70% of net assets at December 31, 2012.
(f)	Illiquid that represents 5.22% of net assets at December 31, 2012.
(g)	Private Placement.
(h)	7-Day Yield.
(i)	Security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that represents 2.60% of net assets at December 31, 2012.
(j)	Defaulted security that represents 0.15% of net assets at December 31, 2012.

At December 31, 2012, the Portfolio had entered into “position hedge” forward currency exchange contracts that obligated the Portolio to deliver and receive specified amounts of currency in exchange for U.S. dollars at a specified future date. The terms of the open contracts are as follows:

Sale Contract	Currency Amount Sold	Value at Settlement Date	Value at December 31, 2012	Unrealized Appreciation	Unrealized (Depreciation)
Euro	3,783,000	$5,003,018	$4,994,761	$8,257	$—
GBP	5,349,000	8,624,193	8,688,421	—	(64,228)
SEK	38,432,389	5,651,216	5,894,327	—	(243,111)

Total		19,278,427	19,577,509	8,257	(307,339)

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total	Other Financial Instruments Level 1*
Corporate Bonds
Aerospace/Defense	$—	$3,181,156	$—	$3,181,156	$—
Automotive	—	21,259,754	—	21,259,754	—
Building Materials	—	11,629,313	—	11,629,313	—
Chemicals	—	7,151,306	—	7,151,306	—
Construction Machinery	—	2,464,438	—	2,464,438	—
Consumer Products	—	16,324,219	—	16,324,219	—
Diversified Manufacturing/Operations	—	9,527,873	—	9,527,873	—
Energy	—	53,729,619	—	53,729,619	—
Entertainment	—	3,223,313	—	3,223,313	—
Environmental	—	341,250	—	341,250	—
Financial Institutions/Services	—	44,258,350	—	44,258,350	—
Food & Beverage	—	21,314,939	—	21,314,939	—
Gaming	—	11,176,803	—	11,176,803	—
Health Care	—	33,615,891	—	33,615,891	—
Industrials	—	17,908,349	—	17,908,349	—
Lodging	—	996,063	—	996,063	—
Materials	—	15,074,706	—	15,074,706	—
Media - Cable	—	5,792,500	—	5,792,500	—
Media - Non-Cable	—	20,396,346	—	20,396,346	—
Packaging	—	13,992,062	—	13,992,062	—
Paper	—	2,385,481	—	2,385,481	—

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

	Level 1	Level 2	Level 3	Total	Other Financial Instruments Level 1*
Corporate Bonds, Continued
Real Estate	$—	$2,656,742	$—	$2,656,742	$—
Restaurants	—	4,727,250	—	4,727,250	—
Retailers	—	16,488,241	—	16,488,241	—
Services	—	3,792,438	—	3,792,438	—
Sovereign	—	6,952,563	—	6,952,563	—
Technology	—	44,905,668	—	44,905,668	—
Telecommunications	—	6,420,688	—	6,420,688	—
Transportation	—	1,688,096	—	1,688,096	—
Utility - Electric	—	7,838,200	—	7,838,200	—
Utility - Natural Gas	—	10,378,643	—	10,378,643	—
Wireless Communications	—	13,676,313	—	13,676,313	—

Total Corporate Bonds	—	435,268,573	—	435,268,573	—

Asset Backed Securities	—	8,324,724	17,033,765	25,358,489	—

Foreign Government Agency Issues	—	8,397,241	—	8,397,241	—

Mortgage Backed Security	—	1,036,810	—	1,036,810	—

Loans
Aerospace	—	3,286,947	—	3,286,947	—
Broadcasting	—	5,902,452	—	5,902,452	—
Cable/Wireless Video	—	5,809,404	—	5,809,404	—
Chemicals	—	3,241,986	—	3,241,986	—
Consumer Durables	—	684,383	—	684,383	—
Consumer Non-Durables	—	1,184,203	—	1,184,203	—
Diversified Media	—	8,850,865	—	8,850,865	—
Energy	—	25,639,463	—	25,639,463	—
Financials	—	13,206,141	—	13,206,141	—
Food & Drug	—	1,082,569	—	1,082,569	—
Food & Tobacco	—	2,201,743	—	2,201,743	—
Forest Products/Containers	—	832,002	—	832,002	—
Gaming/Leisure	—	5,535,173	—	5,535,173	—
Health Care	—	13,781,064	—	13,781,064	—
Housing	—	7,409,017	—	7,409,017	—
Information Technology	—	6,610,965	—	6,610,965	—
Manufacturing	—	2,429,079	—	2,429,079	—
Metals/Minerals	—	5,372,101	—	5,372,101	—
Retail	—	2,348,062	—	2,348,062	—
Services	—	4,306,998	—	4,306,998	—
Sovereign	—	2,245,392	—	2,245,392	—
Telecommunications	—	4,227,194	—	4,227,194	—
Transportation	—	6,313,480	—	6,313,480	—

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

	Level 1	Level 2	Level 3	Total	Other Financial Instruments Level 1*
Total Loans, Continued
Utility	$—	$6,469,843	$—	$6,469,843	$—
Wireless Communications	—	3,319,727	—	3,319,727	—

Total Loans	—	142,290,253	—	142,290,253	—

Warrants	—	2,371,359	—	2,371,359	—

Common Stock	—	57,555	—	57,555	—

Short Term Investments	23,585,839	10,270,673	—	33,856,512	—

Forward Currency Exchange Contracts	—	—	—	—	(299,082)

Total Investments	$23,585,839	$608,017,188	$17,033,765	$648,636,792	$(299,082)

*	Other financial instruments are forward currency exchange contracts not reflected in the Schedule of Investments which are valued at the unrealized appreciation (depreciation) on the instrument.

There were no transfers into or out of Level 1 fair value measurement during the reporting period, as compared to their classification from the most recent annual report.

See below for transfers into or out of Level 2 and Level 3.

	Security	Market Value
Transfers into Level 2	Glencore International	$4,868,750
	Start VII CLO Ltd. CLN	3,000,000
	A’ayan Leasing	870,000
Transfers out of Level 2	None	—

Net transfers into Level 2		$8,738,750

	Security	Market Value
Transfers into Level 3	None	$—
Transfers out of Level 3	Glencore International	(4,868,750)
	Start VII CLO Ltd. CLN	(3,000,000)
	A’ayan Leasing	(870,000)

Net transfers out of Level 3		$(8,738,750)

Transfers were made out of Level 3 due to these securities being priced by outside brokers.

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$41,346,575
Accrued discounts/premiums	1,505
Realized gain (loss)	12,745
Change in unrealized appreciation (depreciation)	(555,990)
Purchases	—
Sales/Principal paydown	(15,032,320)
Transfers into Level 3**	—
Transfers out of Level 3**	(8,738,750)

Balance as of December 31, 2012	$17,033,765

**	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers between levels are recognized at January 1, 2012, the beginning of the reporting period.

Net unrealized losses relating to Level 3 investments still held at December 31, 2012 amounted to $556,739.

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

	Fair Value at December 31, 2012	Valuation Techniques	Observable Inputs
BT SPE, LLC	$17,033,765	Discounted Cash Flow Model	Cumulated Collections Cumulated Defaults Annualized Default Rate Cumulated Default Rate Pace of Collection Pace of Defaults Interest Rates

			Unobservable Inputs	Range
			Projected Default Rates	5% – 12%
			Projected Collection Rates	90% – 100%
			Expected Discount Rates	7% – 9.25%

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012

Shares		Value

COMMON STOCKS: 90.6%
CHINA: 11.9%
5,200	Baidu, Inc. - ADR (a)	$521,508
4,300,000	Bank of China Ltd.	1,919,531
600,000	Chaowei Power Holdings Ltd.	310,418
1,000,000	China Construction Bank Corp.	802,493
1,875,300	China Medical System Holdings Ltd.	1,451,686
400,000	China National Building Material Co. Ltd.	585,226
130,000	China Shenhua Energy Co. Ltd.	569,421
23,000	Ctrip.com International, Ltd. - ADR (a)	524,170
700,000	Dongfang Electric Corp. Ltd.	1,412,490
1,950,000	Dongyue Group Ltd.	1,290,633
306,000	Harbin Electric Co. Ltd.	262,934
49,935	New Oriental Education & Technology Group Inc. - ADR	970,237
1,856,000	Sunac China Holdings Ltd.	1,436,746
1,950,000	Zhejiang Expressway Co., Ltd.	1,534,670
1,576,100	ZTE Corp.	2,655,691

		16,247,854

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value

HONG KONG: 30.7%
302,000	AAC Technologies Holdings Inc.	$1,055,910
8,560,000	Bosideng International Holdings Ltd.	2,540,109
884,000	China Unicom (Hong Kong) Ltd.	1,416,526
742,000	Chow Sang Sang Holdings International Ltd.	1,721,251
289,000	CNOOC Ltd.	625,663
1,798,000	Galaxy Entertainment Group Ltd. (a)	7,040,428
2,044,500	Great Wall Motor Co. Ltd.	6,449,360
750,000	Huabao International Holdings Ltd.	371,572
6,667,000	Magic Holdings International Ltd.	3,053,581
799,200	Man Wah Holdings Ltd.	666,099
6,394,600	NagaCorp Ltd.	3,877,590
579,500	Ping An Insurance (Group) Co. of China Ltd.	4,852,313
1,846,779	Skyworth Digital Holdings Ltd.	945,924
88,000	Tencent Holdings Ltd.	2,827,045
10,489,500	Xtep International Holdings Ltd.	4,506,607

		41,949,978

INDIA: 21.4%
73,568	Axis Bank Ltd.	1,821,476
179,819	CESC Ltd.	1,042,845
152,067	Cipla Ltd.	1,149,731
433,342	Coal India Ltd.	2,806,164
22,500	Cognizant Technology Solutions Corp. (a)	1,666,125
65,638	Crisil Ltd.	1,297,486
42,000	Dr. Reddy’s Laboratories Ltd. - ADR	1,398,180
138,034	Eros International Media Ltd. (a)	516,462
73,000	Federal Bank Ltd./The	717,076
63,703	ICICI Bank Ltd.	1,323,416
51,800	ICICI Bank Ltd. - ADR	2,258,998
429,781	ITC Ltd.	2,249,702
245,000	KPIT Cummins Infosystems Ltd.	495,902
193,675	PC Jeweller Ltd. (a)	529,169
29,300	Persistent Systems Ltd.	273,909
148,369	Petronet LNG Ltd.	425,556
88,000	Rural Electrification Corp. Ltd.	393,824
320,000	Satyam Computer Services Ltd. (a)	625,224
313,000	Sobha Developers Ltd.	2,169,691
418,500	Tata Global Beverages Ltd.	1,221,739
98,000	Tata Motors Ltd. - ADR	2,814,560
20,000	Tech Mahindra Ltd.	340,299
16,000	United Spirits Ltd.	554,481
301,291	Zee Entertainment Enterprises Ltd.	1,213,632

		29,305,647

INDONESIA: 7.6%
14,675,000	PT ACE Hardware Indonesia Tbk	1,248,612
2,117,500	PT Bank Mandiri Tbk	1,779,689

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value

INDONESIA, Continued
5,300,000	PT BW Plantation Tbk	$758,911
26,166,000	PT Ciputra Development Tbk	2,172,016
3,500,000	PT Global Mediacom Tbk	871,595
10,805,500	PT Media Nusantara Citra Tbk	2,802,983
680,000	PT Nippon Indosari Corpindo Tbk	486,848
1,335,000	PT Surya Citra Media Tbk	311,673

		10,432,327

MALAYSIA: 5.9%
1,673,000	Genting Malaysia Berhad	1,942,168
743,125	Malayan Banking Berhad	2,235,693
3,094,200	Multi-Purpose Holdings Berhad	3,531,314
125,000	Sime Darby Berhad	389,143

		8,098,318

PHILIPPINES: 4.9%
93,000	GT Capital Holdings Inc.	1,404,201
13,150,000	Megaworld Corp.	887,075
8,511,000	Metro Pacific Investments Corp.	922,349
400,000	Metropolitan Bank and Trust Co.	993,607
490,160	San Miguel Corp.	1,258,152
2,964,375	SM Prime Holdings Inc.	1,191,164

		6,656,548

THAILAND: 8.2%
900,000	Charoen Pokphand Foods Public Company Ltd.	992,972
4,743,750	Krung Thai Bank Public Co. Ltd.	3,039,474
2,200,000	L.P.N. Development Public Co. Ltd.	1,287,349
1,000,000	Minor International Public Company Ltd.	640,732
430,212	PTT Exploration & Production Public Co. Ltd.	2,306,465
192,000	Siam Cement Public Co. Ltd./The	2,937,430

		11,204,422

TOTAL COMMON STOCKS
(Cost $103,160,811)		123,895,094

SHORT TERM INVESTMENT: 8.0%
MONEY MARKET INVESTMENT: 8.0%
10,964,479	First American Government Obligations Fund, 0.02% (b)	10,964,479

TOTAL SHORT TERM INVESTMENT
(Cost $10,964,479)		10,964,479

TOTAL INVESTMENTS
(Cost $114,125,290), 98.6%		134,859,573
OTHER ASSETS IN EXCESS OF LIABILITIES, 1.4%		1,978,765

TOTAL NET ASSETS, 100.0%		$136,838,338

(a)	Non Income Producing.
(b)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Sector	% of Net Assets
Consumer Discretionary	31.0%
Consumer Staples	6.8%
Energy	4.9%
Financials	28.1%
Health Care	2.9%
Industrials	3.6%
Information Technology	7.7%
Materials	3.8%
Telecommunication Services	1.0%
Utilities	0.8%
Short Term Investment	8.0%

TOTAL INVESTMENTS	98.6%
Other Assets in Excess of Liabilities	1.4%

TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
China	$16,247,854	$—	$—	$16,247,854
Hong Kong	41,949,978	—	—	41,949,978
India	29,305,647	—	—	29,305,647
Indonesia	—	10,432,327	—	10,432,327
Malaysia	8,098,318	—	—	8,098,318
Philippines	—	6,656,548	—	6,656,548
Thailand	—	11,204,422	—	11,204,422

Total Common Stocks	95,601,797	28,293,297	—	123,895,094

Short Term Investment	10,964,479	—	—	10,964,479

Total Investments	$106,566,276	$28,293,297	$—	$134,859,573

There were no transfers into or out of Level 3 fair value measurement during the reporting period, as compared to their classification from the most recent annual report.

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

See below for transfers into or out of Level 1 and Level 2.

	Country	Market Value
Transfers into Level 2	Indonesia	$10,432,327
	Philippines	6,656,548
	Thailand	11,204,422
Transfers out of Level 2	None	—

Net transfers into Level 2		$28,293,297

	Country	Market Value
Transfers into Level 1 .	None	$—
Transfers out of Level 1	Indonesia	(10,432,327)
	Philippines	(6,656,548)
	Thailand	(11,204,422)

Net transfers out of Level 1 .		$(28,293,297)

Transfers were made out of Level 1 due to the Indonesia, Philippines and Thailand markets being closed on 12/31/2012. Transfers between Levels are recognized at December 31, 2012, the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2012

	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

ASSETS
Investments in securities at cost	$104,006,927	$140,032,536

Investments in securities at value	$127,773,799	$145,230,555	(1)
Cash	7,500	—
Receivables:
Fund shares sold	107,107	496,115
Securities sold	4,503,939	—
Dividends and interest	304,632	1,506,669
Prepaid expenses	10,948	7,805

Total assets	132,707,925	147,241,144

LIABILITIES
Payable upon return of securities loaned (Note 2)	—	16,498,362
Payables:
Custodian	6,033	5,094
Fund shares redeemed	13,718,353	174,812
Securities purchased	2,606,360	—
Advisory fees	71,873	43,751
Service fees	16,586	16,407
Administration fees	22,935	20,726
Distribution fees	82,468	79,280
Accrued expenses	45,127	43,347

Total liabilities	16,569,735	16,881,779

NET ASSETS	$116,138,190	$130,359,365

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	3,994,493	4,871,416

Net asset value per share*	$29.07	$26.76

COMPONENTS OF NET ASSETS
Paid in capital	$106,270,580	$127,433,259
Undistributed net investment income	502,292	173,400
Accumulated net realized loss on investments	(14,401,544)	(2,445,313)
Net unrealized appreciation (depreciation) on:
Investments	23,766,872	5,198,019
Foreign currency	(10)	—

Net assets	$116,138,190	$130,359,365

*	Redemption price per share is equal to net asset value less any applicable redemption fee.
(1)	Includes securities out on loan to brokers with a market value of $16,063,876 for Intermediate Fixed Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2012

	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio

ASSETS
Investments in securities at cost	$634,688,905	$114,125,290

Investments in securities at value	$648,636,792	$134,859,573
Cash	93,146	—
Foreign Currency**	782,355	2,448,958
Receivables:
Fund shares sold	2,557,283	565,490
Securities sold	5,806,938	—
Dividends and interest	10,173,613	114,958
Prepaid expenses	14,358	13,311
Unrealized gain on forward foreign currency contracts	8,257	—

Total assets	668,072,742	138,002,290

LIABILITIES
Payables:
Custodian	63,106	24,146
Fund shares redeemed	678,975	125,748
Securities purchased	12,029,070	709,739
Advisory fees	272,763	110,856
Service fees	69,375	16,629
Administration fees	49,157	27,125
Distribution fees	398,743	77,420
Accrued expenses	109,191	72,289
Unrealized loss on forward foreign currency contracts	307,339	—

Total liabilities	13,977,719	1,163,952

NET ASSETS	$654,095,023	$136,838,338

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	24,048,080	4,234,803

Net asset value per share*	$27.20	$32.31

COMPONENTS OF NET ASSETS
Paid in capital	$640,364,067	$118,520,942
Undistributed (distributions in excess of) net investment income	698,890	(124,832)
Accumulated net realized loss on investments	(646,408)	(2,280,613)
Net unrealized appreciation (depreciation) on:
Investments	13,947,887	20,734,283
Foreign currency	(269,413)	(11,442)

Net assets	$654,095,023	$136,838,338

*	Redemption price per share is equal to net asset value less any applicable redemption fee.
**	Cost of Foreign Currency is $768,065 and $2,460,328, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2012

	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

INVESTMENT INCOME
Income
Dividends	$5,692,557 (1)	$380,243
Interest	109,835	4,960,425
Income from securities lending	—	28,945

Total income	5,802,392	5,369,613

Expenses
Advisory fees	828,073	455,479
12b-1 fees (Note 3)	318,490	284,674
Service fees	191,094	170,805
Fund accounting fees	55,985	78,841
Administration fees	148,866	134,164
Transfer agent fees	63,685	32,845
Registration expense	30,659	28,281
Audit fees	14,929	14,704
Custody fees	44,803	42,156
Legal fees	17,640	16,551
Reports to shareholders	19,050	10,384
Trustee fees	8,659	7,400
Insurance expense	3,172	3,480
Miscellaneous	1,365	1,248

Total expenses	1,746,470	1,281,012
Add: expenses recouped by Advisor (Note 3)	5,751	5,028
Add: interest expenses (Note 7)	156	112

Net expenses	1,752,377	1,286,152

Net investment income	4,050,015	4,083,461

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	(2,661,290)	473,285
Capital gain distributions from regulated investment companies	116,238	—
Foreign currency transactions	(6,065)	—
Change in net unrealized appreciation/depreciation on:
Investments	7,410,908	4,018,675
Foreign currency translations	(13)	—

Net realized and unrealized gain on investments and foreign currency	4,859,778	4,491,960

Net increase in net assets resulting from operations	$8,909,793	$8,575,421

(1)	Net of foreign tax withheld of $40,350 for Dividend & Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2012

	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio

INVESTMENT INCOME
Income (1)
Dividends	$—	$1,812,547
Interest	42,979,013	975

Total income	42,979,013	1,813,522

Expenses
Advisory fees	2,901,612	857,924
12b-1 fees (Note 3)	1,450,806	214,481
Service fees	755,318	128,689
Fund accounting fees	313,564	72,638
Administration fees	439,981	125,435
Transfer agent fees	108,850	32,812
Registration expense	59,024	44,827
Audit fees	15,506	16,992
Custody fees	210,050	140,150
Legal fees	138,625	11,688
Reports to shareholders	50,718	6,912
Trustee fees	37,654	10,614
Insurance expense	14,773	—
Miscellaneous	2,418	5,198

Total expenses	6,498,899	1,668,360
Add: expenses recouped by Advisor (Note 3)	—	17,988

Net expenses	6,498,899	1,686,348

Net investment income	36,480,114	127,174

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	1,021,344	(2,280,613)
Foreign currency transactions	(344,968)	(358,711)
Change in net unrealized appreciation/depreciation on:
Investments	21,697,949	20,671,168
Foreign currency translations	(312,142)	(11,062)

Net realized and unrealized gain on investments and foreign currency	22,062,183	18,020,782

Net increase in net assets resulting from operations	$58,542,297	$18,147,956

(1)	Net of foreign tax withheld of $3,233 for Fixed Income Opportunities Portfolio and $130,236 for Emerging Markets Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	Year Ended 12/31/2011

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,050,015	$2,679,001	$4,083,461	$3,298,590
Net realized gain (loss) on:
Investments	(2,661,290)	(1,399,383)	473,285	815,878
Capital gain distributions from regulated investment companies	116,238	—	—	—
Foreign currency	(6,065)	1,213	—	—
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	7,410,895	5,848,773	4,018,675	(1,574,380)

Net increase in net assets resulting from operations	8,909,793	7,129,604	8,575,421	2,540,088

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,044,060)	(2,680,214)	(4,064,806)	(3,317,162)
From paid in capital	(727,360)	(502,299)	—	—

Total distributions to shareholders	(4,771,420)	(3,182,513)	(4,064,806)	(3,317,162)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	49,255,985	49,570,720	52,861,225	66,170,191
Proceeds from reinvestment of distribution	4,440,304	2,937,873	3,347,968	3,005,607
Cost of shares redeemed	(48,715,271)	(20,226,432)	(38,322,770)	(36,350,191)
Redemption fees	7,168	20,499	4,907	5,365

Net increase in net assets resulting from share transactions	4,988,186	32,302,660	17,891,330	32,830,972

Total increase in net assets	9,126,559	36,249,751	22,401,945	32,053,898

NET ASSETS
Beginning of year	107,011,631	70,761,880	107,957,420	75,903,522

End of year	$116,138,190	$107,011,631	$130,359,365	$107,957,420

Undistributed net investment income	$502,292	$554,989	$173,400	$153,854

CHANGE IN SHARES
Shares sold	1,705,776	1,802,340	1,994,644	2,543,831
Shares issued on reinvestment of distribution	152,447	107,354	126,819	115,788
Shares redeemed	(1,676,900)	(743,554)	(1,453,654)	(1,387,721)

Net increase	181,323	1,166,140	667,809	1,271,898

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Opportunities Portfolio		Emerging Markets Portfolio
	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2012	December 15, 2011 (1) through 12/31/2011

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$36,480,114	$21,098,834	$127,174	$(5,173)
Net realized gain (loss) on:
Investments	1,021,344	3,393,550	(2,280,613)	1,366
Foreign currency	(344,968)	30,776	(358,711)	(5,094)
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	21,385,807	(18,353,657)	20,660,106	62,735

Net increase in net assets resulting from operations	58,542,297	6,169,503	18,147,956	53,834

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(35,978,044)	(20,481,874)	—	—
From net realized gain	(1,347,909)	(5,263,681)	—	—
From paid in capital	—	—	(67,263)	—

Total distributions to shareholders	(37,325,953)	(25,745,555)	(67,263)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	204,737,927	297,254,203	125,948,949	5,887,865
Proceeds from reinvestment of distribution	34,854,665	23,867,798	62,708	—
Cost of shares redeemed	(104,410,335)	(61,814,837)	(13,210,619)	(7,492)
Redemption fees	12,882	15,387	22,250	150

Net increase in net assets resulting from share transactions	135,195,139	259,322,551	112,823,288	5,880,523

Total increase in net assets	156,411,483	239,746,499	130,903,981	5,934,357

NET ASSETS
Beginning of year	497,683,540	257,937,041	5,934,357	—

End of year	$654,095,023	$497,683,540	$136,838,338	$5,934,357

Undistributed (distributions in excess of) net investment income	$698,890	$541,859	$(124,832)	$(5,094)

CHANGE IN SHARES
Shares sold	7,602,476	10,961,285	4,463,804	235,069
Shares issued on reinvestment of distribution	1,296,625	897,878	1,973	—
Shares redeemed	(3,875,194)	(2,270,555)	(465,746)	(297)

Net increase	5,023,907	9,588,608	4,000,031	234,772

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Dividend & Income Portfolio
	Year Ended 12/31/12		Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08

Net asset value, beginning of period	$28.06		$26.73	$23.71	$20.87		$28.69

Income from investment operations:
Net investment income	0.92	(1)	0.90 (1)	0.82 (1)	0.90		0.93
Net realized and unrealized gain (loss) on investments	1.17		1.46	3.24	2.94		(7.73)

Total from investment operations	2.09		2.36	4.06	3.84		(6.80)

Less distributions:
From net investment income	(0.92)		(0.88)	(0.81)	(0.87)		(0.93)
Return of capital	(0.16)		(0.16)	(0.23)	(0.13)		(0.09)

Total distributions	(1.08)		(1.04)	(1.04)	(1.00)		(1.02)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.01	0.00 (2)	0.00	(2)	0.00 (2)

Net asset value, end of period	$29.07		$28.06	$26.73	$23.71		$20.87

Total return	7.49%		9.02%	17.48%	19.21%		(24.31)%

Ratios/supplemental data:
Net assets, end of period (millions)	$116.1		$107.0	$70.8	$59.1		$52.3

Portfolio turnover rate	13.44%		20.60%	16.17%	15.69%		6.80%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.37%		1.40%	1.35%	1.48%		1.39%
After fees waived and expenses absorbed/recouped	1.38	%(4)	1.40%	1.35%	1.47	%(3)	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	3.19%		3.27%	3.29%	4.24%		3.93%
After fees waived and expenses absorbed/recouped	3.18%		3.27%	3.29%	4.25%		3.97%

(1)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(2)	Less than $0.01 per share.
(3)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.
(4)	Earlier in the fiscal year the Portfolio’s expense ratio was below the previous cap of 1.35% and therefore the Advisor was able to recoup previously waived expenses.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08
Net asset value, beginning of period	$25.68	$25.89	$25.11	$24.68		$26.28

Income from investment operations:
Net investment income	0.95 (1)	0.97 (1)	0.95	0.95		1.26
Net realized and unrealized gain (loss) on investments	1.08	(0.23)	0.79	0.44		(1.60)

Total from investment operations	2.03	0.74	1.74	1.39		(0.34)

Less distributions:
From net investment income	(0.95)	(0.95)	(0.96)	(0.96)		(1.26)

Net asset value, end of period(3)	$26.76	$25.68	$25.89	$25.11		$24.68

Total return	7.99%	2.88%	7.01%	5.77%		(1.33)%

Ratios/supplemental data:
Net assets, end of period (millions)	$130.4	$108.0	$75.9	$61.6		$52.4

Portfolio turnover rate	26.06%	58.40%	52.39%	70.22%		47.41%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.12%	1.15%	1.12%	1.22%		1.17%
After fees waived and expenses absorbed	1.13%	1.15%	1.15%	1.12	%(2)	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.60%	3.74%	3.82%	3.89%		4.63%
After fees waived and expenses absorbed	3.59%	3.74%	3.79%	3.99%		4.90%

(1)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(2)	Effective February 16, 2009, the expense cap was increased from 0.90% to 1.15%.
(3)	Redemption fees are less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Fixed Income Opportunities Portfolio
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	July 1, 2009(1) through 12/31/09

Net asset value, beginning of period	$26.16	$27.34	$26.56	$25.00

Income from investment operations:
Net investment income(2)	1.70	1.58	1.79	0.76
Net realized and unrealized gain (loss) on investments	1.04	(1.02)	1.07	1.38

Total from investment operations	2.74	0.56	2.86	2.14

Less distributions:
From net investment income	(1.64)	(1.45)	(1.79)	(0.52)
From net realized gain	(0.06)	(0.29)	(0.29)	(0.06)

Total distributions	(1.70)	(1.74)	(2.08)	(0.58)

Net asset value, end of period(5)	$27.20	$26.16	$27.34	$26.56

Total return	10.70%	2.04%	11.10%	8.60	%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$654.1	$497.7	$257.9	$166.2

Portfolio turnover rate	41.07%	59.65%	61.60%	22.29	%(3)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.12%	1.16%	1.18%	1.21	%(4)
After fees waived and expenses absorbed	1.12%	1.16%	1.18%	1.21	%(4)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	6.29%	5.80%	6.60%	5.82	%(4)
After fees waived and expenses absorbed	6.29%	5.80%	6.60%	5.82	%(4)

(1)	Commencement of operations.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Redemption fees are less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Emerging Markets Portfolio
	Year Ended 12/31/12	December 15, 2011(1) through 12/31/11
Net asset value, beginning of period	$25.28	$25.00

Income from investment operations:
Net investment income (loss)	0.04 (3)	(0.02	)(2)
Net realized and unrealized gain on investments	7.00	0.30

Total from investment operations	7.04	0.28

Less distributions:
From return of capital	(0.02)	—

Paid in capital from redemption fees (Note 2)	0.01	0.00	(4)

Net asset value, end of period	$32.31	$25.28

Total return	27.87%	1.12	%(5)

Ratios/supplemental data:
Net assets, end of period (millions)	$136.8	$5.9

Portfolio turnover rate	69.49%	5.77	%(5)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.94%	9.74	%(6)
After fees waived and expenses absorbed/recouped	1.97%	2.25	%(6)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.18%	(9.64	)%(6)
After fees waived and expenses absorbed/recouped	0.15%	(2.15	)%(6)

(1)	Commencement of operations.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2012

NOTE 1 – ORGANIZATION

The Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio, Rochdale Fixed Income Opportunities Portfolio and Rochdale Emerging Markets Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios. Federated Global Investment Management Corp., Seix Investment Advisors LLC and GML Capital LLP (the “Sub-Advisors”) are the Sub-Advisors to the Fixed Income Opportunities Portfolio.

The Rochdale Intermediate Fixed Income Portfolio commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Fixed Income Opportunities Portfolio commenced operations on July 1, 2009. The Emerging Markets Portfolio commenced operations on December 15, 2011.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income and, to the extent consistent with this goal, capital appreciation. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

The Rochdale Fixed Income Opportunities Portfolio is a high yield corporate debt/bank loan portfolio with the investment objective of high current income. It seeks to generate a high level of income through investments in fixed income securities that are rated below investment grade and generate yields and/or capital appreciation above that which is generally available from traditional fixed income investments.

The Rochdale Emerging Markets Portfolio is an equity/fixed income portfolio that contains securities domiciled in emerging market countries with the investment objective of long-term capital appreciation. It seeks to achieve its investment objective by investing in emerging market companies regardless of capitalization size.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The Portfolios adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards define fair value as the price

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NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

In May 2011, the FASB issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). This requirement amends FASB Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Portfolios have disclosed the applicable requirements of this accounting standard in their financial statements.

B.	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase. These fees are deducted from the redemption proceeds otherwise payable out of a Portfolio to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations. See Note 9 — Subsequent Events for additional information regarding redemption fees.

C.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. Under recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended December 31, 2012, the Portfolio indicated below elected to defer the following late-year ordinary losses and Post October losses:

Portfolio	Post October Loss Currency	Post October Loss	Late-Year Ordinary Loss Deferral
Rochdale Dividend & Income Portfolio	$—	$340,981	$109
Rochdale Intermediate Fixed Income Portfolio	—	—	—
Rochdale Fixed Income Opportunities Portfolio	—	601,970	—
Rochdale Emerging Markets Portfolio	—	183,291	27,788

The Dividend & Income Portfolio also had passive loss deferrals in the amount of $454,635.

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NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2012, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2016	2017	2018	Short Term Unlimited	Long Term Unlimited	Total
Rochdale Dividend & Income Portfolio	$1,513,139	$6,396,837	$1,455,054	$1,001,517	$3,411,310	$13,777,857
Rochdale Intermediate Fixed Income Portfolio	202,368	2,240,343	—	—	—	2,442,711
Rochdale Emerging Markets Portfolio	—	—	—	1,900,858	—	1,900,858

During the year ended December 31, 2012, the Intermediate Fixed Income Portfolio utilized capital loss carryforwards of $326,956 to offset current year realized gains.

The Portfolios adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. These standards had no impact on the Portfolios’ net assets or results of operations. These standards require the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of December 31, 2012, open Federal tax years include the tax year ended December 31, 2009 through December 31, 2012.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

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NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from those amounts determined under GAAP. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund has also made certain investments in partnerships which pay dividends to their shareholders based on available funds from operations. The Fund intends to include the gross dividends from such REITs and partnerships in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.	Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At December 31, 2012, the following Portfolio loaned debt and equity securities having a market value and received securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Intermediate Fixed Income Portfolio	$16,063,876	$16,498,362

J.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

K.	Reclassification of Capital Accounts. GAAP requires certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2012, permanent differences in book and tax accounting have been reclassified to undistributed net investment income/(loss), accumulated realized gain/(loss) on investment, and paid in capital as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Rochdale Dividend & Income Portfolio	$(58,652)	$6,065	$52,587
Rochdale Intermediate Fixed Income Portfolio	891	(891)	—
Rochdale Fixed Income Opportunities Portfolio	(345,039)	345,039	—
Rochdale Emerging Markets Portfolio	(246,912)	358,711	(111,799)

L.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

M.	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

N.	High-Yield Bonds. The Intermediate Fixed Income Portfolio and Fixed Income Opportunities Portfolio may invest in lower-rated corporate bonds (also known as “junk bonds”). The security selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise. Below investment grade securities involve greater risk of defaults, downgrades, price declines and volatility than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Generally, the lower the rating of a debt security, the higher its credit risk.

O.

Floating Rate Loans and Related Instruments. These instruments — which include first and second lien senior floating rate loans and other floating rate debt securities — generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Additionally, to the

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

extent that the Fixed Income Opportunities Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments. The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also acquire loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. The Portfolio may have difficulty disposing of loan participations, as the markets for such instruments are not highly liquid, and may have limited or no right to vote on changes that may be made to the underlying loan agreement. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership. The Portfolio’s purchases and sales of floating rate loans and related instruments often occur with delivery or payment dates beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase or sell such loans, the transaction is recorded at the value of the loan. When these transactions settle, the buyer compensates the seller an amount related to the income opportunity cost related to the delayed settlement. Certain risks may arise upon entering into delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

P.	Asset-Backed Securities. The Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts, special purpose corporations or other entities. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. Asset-backed securities may have prepayment risks, which is the risk that when interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result, the Portfolio may have to reinvest these prepayments at then-prevailing lower rates, which may, in turn, reduce income. The Portfolio may participate in arrangements designed to provide qualified borrowers with a revolving line of credit. Commonly referred to as “revolvers,” these instruments effectively require that the lenders (including participating investors such as the Portfolios) can meet this continuing obligation. Under certain circumstances, participating investors may be required to segregate assets to ensure that such obligation is satisfied.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

Q.	Restricted Securities. Include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Portfolio may invest in restricted securities that are consistent with a Portfolio’s investment objective and investment strategies. A Portfolio will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Portfolio’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Portfolio or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.40% from the Intermediate Fixed Income Portfolio; 0.50% from the Fixed Income Opportunities Portfolio; and 1.00% from the Emerging Markets Portfolio, based upon the average daily net assets of each Portfolio. Federated Global Investment Management Corp., Seix Investment Advisors LLC and GML Capital LLP are the Sub-Advisors to the Fixed Income Opportunities Portfolio. As compensation for their services, Federated Global Investment Management Corp. and Seix Investment Advisors LLC are entitled to a monthly fee at the annual rate of 0.40% paid by the Advisor and GML Capital LLP is entitled to a monthly fee at the annual rate of 0.50% paid by the Advisor.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per Portfolio basis a fee based upon the average daily net assets of these Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.60%, 1.15%, 1.50% and 2.25% of average net assets for the Rochdale Dividend & Income, Intermediate Fixed Income, Fixed Income Opportunities and Emerging Markets Portfolios, respectively. Prior to February 16, 2009, the Advisor had contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest, taxes, and acquired fund fees and expenses) to 1.35% and 0.90% for the Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement to the Advisor within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable expense limitations in effect at the time the expense or fee was reduced. For the year ended December 31, 2012, the Advisor has recouped expenses previously reimbursed of $5,751 for the Dividend & Income Portfolio, $5,028 for the Intermediate Fixed Income Portfolio and $17,988 for the Emerging Markets Portfolio.

At December 31, 2012, the cumulative amounts that have been paid and/or waived by the Advisor on behalf of the Portfolios have been fully recouped or are no longer available for reimbursement.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s shares has advised the Trust that it retained net selling commission for the year ended December 31, 2012 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Dividend & Income Portfolio	$793
Rochdale Intermediate Fixed Income Portfolio	0
Rochdale Fixed Income Opportunities Portfolio	1,500
Rochdale Emerging Markets Portfolio	2,281

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to the Advisor, as the Trusts’ distribution coordinator. For the year ended December 31, 2012, the amounts paid to the Advisor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Dividend & Income Portfolio	$318,490
Rochdale Intermediate Fixed Income Portfolio	284,674
Rochdale Fixed Income Opportunities Portfolio	1,450,806
Rochdale Emerging Markets Portfolio	214,481

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the year ended December 31, 2012, RIM Securities LLC received $7,653 in brokerage fee commissions with respect to the Portfolios’ transactions executed through an affiliated broker, which constituted less than 2% of the Portfolios’ brokerage commissions during the period.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2012 are as follows:

Portfolio	Purchases	Sales
Rochdale Dividend & Income Portfolio	$42,825,732	$16,459,351
Rochdale Intermediate Fixed Income Portfolio	39,489,570	17,439,681
Rochdale Fixed Income Opportunities Portfolio	412,495,618	214,763,296
Rochdale Emerging Markets Portfolio	153,094,171	53,024,430

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the year ended December 31, 2012 are as follows:

Portfolio	Purchases	Sales
Rochdale Dividend & Income Portfolio	$—	$—
Rochdale Intermediate Fixed Income Portfolio	11,784,376	9,805,951
Rochdale Fixed Income Opportunities Portfolio	—	—
Rochdale Emerging Markets Portfolio	—	—

NOTE 5 – DERIVATIVES AND HEDGING DISCLOSURES

Derivatives and Hedging requires enhanced disclosures about a Portfolio's derivative and hedging activities, including how such activities are accounted for and their effects on a Portfolio's financial position, performance and cash flows. The Fixed Income Opportunities Portfolio invested in forward contracts during the year ended December 31, 2012.

The effects of these derivative instruments on the Portfolio's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2012 by risk category are as follows:

	Asset Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Statement of Asset and Liabilities Location	Fair Value
Foreign currency contract	Unrealized gain on forward foreign currency contracts	$8,257
	Unrealized loss on forward foreign currency contracts	$(307,339)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 is as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contract
Foreign currency contract	$(211,587)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contract
Foreign currency contract	$(299,082)

NOTE 6 – TAX INFORMATION

As of December 31, 2012, the tax basis of the Portfolios’ components of distributable earnings were as follows:

	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio
Cost of investments for tax purposes	$103,787,233	$140,035,138	$634,733,343	$114,418,798

Gross tax unrealized appreciation	29,861,750	5,912,407	25,385,314	21,743,753
Gross tax unrealized depreciation	(5,875,184)	(716,990)	(11,481,865)	(1,302,978)

Net tax unrealized appreciation (depreciation) on investments*	23,986,566	5,195,417	13,903,449	20,440,775
Foreign currency	(10)	—	29,669	(11,442)
Undistributed ordinary income	—	173,400	399,808	—
Undistributed gains	—	—	—	—
Other accumulated losses	(14,118,946)	(2,442,711)	(601,970)	(2,111,937)

Total accumulated earnings	$9,867,610	$2,926,106	$13,730,956	$18,317,396

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales, partnership income and passive foreign investment companies.

The tax composition of dividends for the year ended December 31, 2012 was as follows:

	Long-Term Capital Gains	Ordinary Income	Return of Capital
Rochdale Dividend & Income Portfolio	$—	$4,044,060	$727,360
Rochdale Intermediate Fixed Income Portfolio	—	4,064,806	—
Rochdale Fixed Income Opportunities Portfolio	1,347,909	35,978,044	—
Rochdale Emerging Markets Portfolio	—	—	67,263

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

The tax composition of dividends for the year ended December 31, 2011 was as follows:

	Long-Term Capital Gains	Ordinary Income	Return of Capital
Rochdale Dividend & Income Portfolio	$—	$2,680,214	$502,299
Rochdale Intermediate Fixed Income Portfolio	—	3,317,162	—
Rochdale Fixed Income Opportunities Portfolio	4,793,403	20,952,152	—

NOTE 7 – LINE OF CREDIT

The Dividend & Income Portfolio and Intermediate Fixed Income Portfolio each have an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended December 31, 2012, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Dividend & Income Portfolio	$2,000,000	$156	2.75%	$186,000	$336,000
Rochdale Intermediate Fixed Income Portfolio	2,000,000	112	2.75	146,700	414,000

Average borrowing activity was calculated using the number of days for amounts outstanding in the Dividend & Income and Intermediate Fixed Income Portfolios, respectively.

NOTE 8 – OTHER INFORMATION

Reorganization of Portfolios in the Trust

At a regular quarterly Board meeting held on December 11, 2012, the Board of Trustees of the Trust approved the reorganization of each Portfolio of the Trust into a corresponding portfolio of the CNI Charter Funds and recommended approval of the reorganization by Trust shareholders. In February 2013, a Prospectus/Proxy Statement will be mailed to Trust shareholders that will contain additional information about the reorganization and voting instructions. If each Portfolio’s shareholders approve the reorganization, each Portfolio will be merged into its corresponding CNI Charter Funds portfolio on or about March 28, 2013.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after December 31, 2012 that would require adjustment to or additional disclosure in these financial statements.

Administrator

Effective January 1, 2013, SEI Investments Global Fund Services serves as the Trust’s Administrator under the terms of an Interim Administration Agreement.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

Elimination of Redemption Fee

Effective January 9, 2013, the Board of Trustees of the Trust approved the elimination of the 2.00% redemption fee relating to redemptions or exchanges of shares of the Rochdale Dividend & Income Portfolio, the Rochdale Intermediate Fixed Income Portfolio, Rochdale Fixed Income Opportunities Portfolio, and the Rochdale Emerging Markets Portfolio held less than 45 days after the purchase of such shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Rochdale Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio, Rochdale Fixed Income Opportunities Portfolio, and Rochdale Emerging Markets Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2012, and with respect to the Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the Rochdale Fixed Income Opportunities Portfolio, the statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the period July 1, 2009 (commencement of operations) to December 31, 2009, with respect to the Rochdale Emerging Markets Portfolio, the statement of operations for the year then ended, and statements of changes in net assets, and financial highlights for the year then ended and for the period December 15, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U. S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio, Rochdale Fixed Income Opportunities Portfolio, and Rochdale Emerging Markets Portfolio as of December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2013

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 55	President, Chairman and Trustee	Since 1998 Since 2012 Since 2011	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	4	*

William O’Donnell 570 Lexington Avenue New York, NY 10022 Age: 48	Treasurer	Since 2011	Chief Financial Officer of Rochdale Investment Management LLC since July 2011; Financial Consultant, October 2009 to June 2011; Financial Officer, Compliance Officer & Corporate Secretary Trustee – Clay Finlay Pension Plan of Clay Finlay LLC, October 1990 to September 2009.	N/A	N/A

William Souza City National Bank Legal Services Division 555 S. Flower Street, Eighteenth Floor Los Angeles, CA 90071 Age: 61	Interim Chief Compliance Officer	Since 2012	Senior Vice President & Senior Counsel of City National Bank	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 41	Secretary	Since 2010	Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel A. Hanwacker, Sr. 570 Lexington Avenue New York, NY 10022 Age: 61	Trustee	Since 2011	CEO and President, Hanwacker Associates, Inc. (asset management & consulting and executive search services)	4	*

Susan Henshaw Jones 570 Lexington Avenue New York, NY 10022 Age: 65	Trustee	Since 2011	President and Director, Museum of the City of New York.	4	*

Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Age: 54	Trustee	Since 2011	Financial Services Consultant	4	Lapolla Industries, Inc. (2007-present);*

*	Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; Rochdale Core Alternative Strategies Master Fund; Rochdale Structured Claims Fixed Income Fund LLC; Rochdale Alternative Total Return Fund LLC; Rochdale International Trade Fixed Income Fund and Rochdale Royalty Rights Fund.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities for the 12 months ended June 30, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2012, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income is as follows:

Dividend & Income Portfolio	100.00%
Intermediate Fixed Income Portfolio	8.70%
Fixed Income Opportunities Portfolio	0.00%
Emerging Markets Portfolio	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2012 is as follows:

Dividend & Income Portfolio	96.00%
Intermediate Fixed Income Portfolio	8.70%
Fixed Income Opportunities Portfolio	0.00%
Emerging Markets Portfolio	0.00%

Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr., Suite 302

Milwaukee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Portfolios and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jay C. Nadel and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$46,000	$80,000
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$16,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	$10,000	$16,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rochdale Investment Trust

By (Signature and Title)    /s/  Garrett R. D’Alessandro

                                                  Garrett R. D’Alessandro, President

Date     3/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/  Garrett R. D’Alessandro

                                                  Garrett R. D’Alessandro, President

Date    3/6/13

By (Signature and Title)     /s/  William O’Donnell

                                                   William O’Donnell, Treasurer

Date    March 6, 2013